UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1.   Reports to Stockholders.

September 30, 2023

ANNUAL REPORT

SEI Institutional International Trust

❯	International Equity Fund

❯	Emerging Markets Equity Fund

❯	International Fixed Income Fund

❯	Emerging Markets Debt Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

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TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	7
Schedules of Investments	15
Statements of Assets and Liabilities	85
Statements of Operations	87
Statements of Changes in Net Assets	88
Financial Highlights	90
Notes to Financial Statements	92
Report of Independent Registered Public Accounting Firm	112
Trustees and Officers of the Trust	113
Disclosure of Fund Expenses	117
Liquidity Risk Management Program	118
Board of Trustees Considerations in Approving the Advisory Agreement	119
Notice to Shareholders	122

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2023 (Unaudited)

To Our Shareholders:

During the one-year reporting period ending September 30, 2023, global financial markets gyrated in response to concerns about central bank monetary policy, the strength of the global economy, a crisis in the U.S. regional banking sector, the politically charged U.S. debt-ceiling standoff, and the implications of a higher-for-longer interest-rate environment.

The U.S. equity market experienced numerous periods of volatility as the Federal Reserve (Fed) maintained its interest rate-hiking cycle for much of the reporting period in an effort to tame rising inflation. Headline inflation, as measured by the U.S. consumer-price index (CPI), decelerated during the reporting period. The Fed raised the federal-funds rate in six increments totaling 225 basis points (2.25%) to a range of 5.25% to 5.50% during the reporting period. These included a 25-basis point increase following the central bank meeting in July 2023, which was sandwiched between pauses in its rate-hiking cycle in June and September.

In a statement announcing the pause in September, the Federal Open Market Committee (FOMC) reiterated its commitment to bringing inflation down to its 2% target rate and cautioned that “tighter credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation. The extent of these effects remains uncertain.” The Fed members also commented that it “would be prepared to adjust the stance of monetary policy as appropriate if risks emerge that could impede the attainment of the Committee’s goals.” The Fed’s so-called dot plot of economic projections indicated a median federal-funds rate of 5.6% at the end of 2023, unchanged from its previous estimate issued in June, implying that the central bank could opt for an additional 25-basis point increase at one of its two remaining policy meetings in 2023.

In early March 2023, the financial markets’ focus turned to the banking sector as two U.S.-based regional banks–Silicon Valley Bank (SVB) and Signature Bank–failed after depositors withdrew funds on fears regarding the valuation of the institutions’ bond portfolios. The Federal Deposit Insurance Corporation (FDIC) was appointed as receiver to SVB after the California Department of Financial Protection and Innovation– which oversees the operations of state-licensed financial institutions, including banks and credit unions–closed the bank. Occurring on the heels of the collapse of Silvergate Capital a few days earlier, SVB’s failure prompted investors to reconsider the safety of their positions across the banking industry. SVB is a unique entity, with a client base highly concentrated among startup, venture capital-backed companies. The deposits of the bank increased tremendously over the past few years and poor liquidity management of these assets appears to have been a significant contributor to the collapse. Both Silvergate Capital and Signature Bank, which was shut down by New York state regulators in mid-March, were closely aligned with the highly speculative cryptocurrency industry. In early May, U.S. regulators took control of California-based First Republic Bank. The California Department of Financial Protection and Innovation issued a statement announcing that it had taken over the bank and appointed the FDIC as receiver. The FDIC subsequently announced that it had accepted J.P. Morgan Chase Bank’s bid to “assume all deposits, including all uninsured deposits, and substantially all assets of First Republic Bank."

The administration of President Joe Biden and the Republican Party majority in the U.S. House of Representatives engaged in a heated debate about raising the U.S. government’s $31.4 trillion debt ceiling for much of the first half of 2023. The debt ceiling comprises the total amount of money that the U.S. government is authorized to borrow to meet its existing legal obligations, including Social Security and Medicare benefits, military salaries, interest on the national debt, tax refunds, and other payments. U.S. Treasury Secretary Janet Yellen had warned that the U.S. would no longer be able to meet its financial obligations as of early June. After numerous one-on-one discussions, Biden and Kevin McCarthy, who had been elected Speaker of the House of Representatives after the Republicans secured a majority in the lower house of Congress following the national election in November 2022, reached an agreement on the debt ceiling during the last week of May. Both the U.S. House of Representatives and the Senate passed the legislation–the Fiscal Responsibility Act–by wide margins, with strong support from Republicans and Democrats. The bill suspended the debt ceiling through January 1, 2025; maintains non-military spending close to current levels for the 2024 fiscal year, which was to begin in October; and implements a 1% cap on increases in non-military spending for the 2025 fiscal year. The fast-track approval of the legislation enabled the government to avoid a potential default on its debt.

Despite the budget agreement, credit-rating agency Fitch Ratings downgraded U.S. debt one notch from AAA—the agency’s highest credit rating—to AA+ with a stable outlook. In a news release announcing the downgrade, Fitch

SEI Institutional International Trust

LETTER TO SHAREHOLDERS (Continued)

September 30, 2023 (Unaudited)

cited “expected fiscal deterioration over the next three years, a high and growing general government debt burden, and the erosion of governance relative to 'AA' and 'AAA' rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The agency also expressed its view that, despite June’s bipartisan agreement on the government’s debt ceiling, there has been “a steady deterioration in standards of governance over the last 20 years, including on fiscal and debt matters.”

At the end of the reporting period on September 30, Congress again avoided a shutdown of the federal government, agreeing on a bipartisan stopgap bill to fund the government through mid-November. The House of Representatives voted 335-91 in support of the agreement, while the Senate, where the Democratic Party holds a slim majority, approved the measure by a vote of 88-9. The bill included, among other appropriations, $16 billion for disaster relief, but provided no additional financial aid for Ukraine for its ongoing conflict with Russia. Leaders of both political parties indicated that they would propose separate legislation authorizing more assistance to Ukraine.

Geopolitical Events

The ongoing Russia-Ukraine war dominated the geopolitical news during the reporting period. Ukraine’s president, Volodymyr Zelenskyy, traveled to Washington, D.C., to address a joint session of the U.S. Congress in late December 2022, in an effort to secure additional financial aid from the U.S. and its allies. President Biden reiterated the U.S. government’s support for Ukraine in its conflict with Russia. In late December, the U.S. Congress approved $45 billion in additional financial assistance to Ukraine. In February 2023, nearly a year after the conflict began, President Biden made an unannounced trip to Ukraine to meet with President Volodymyr Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine. In March, President Xi Jinping of China met with Russian President Vladimir Putin in Moscow to discuss China’s proposal to end the conflict with Ukraine. The Biden administration criticised the plan as “the ratification of Russian conquest” as it proposed a ceasefire that would recognize Russia’s right to occupy territory in Ukraine and provide Putin with time to bolster the nation’s military forces.

The Wagner Group, a Russian paramilitary organization, began to retreat from the city of Bakhmut, Ukraine, in late May. The mercenaries were scheduled to complete their retreat by the beginning of June, and would be replaced by regular Russian troops. The Wagner Group had been fighting in Bakhmut since the summer of 2022. The withdrawal from the city occurred after the group’s leader, Yevgeny Prigozhin, claimed that Russian Defense Minister Sergei Shoigu and Valery Gerasimov, Chief of the General Staff, had intentionally withheld ammunition from Wagner Group fighters. In late June, the Wagner Group organized a short-lived mutiny against Russian President Vladimir Putin’s regime. The group occupied Rostov-On-Don in southern Russia, a significant command center for the Russian government’s invasion of Ukraine. Prigozhin agreed to be exiled to Belarus, and the mercenaries retreated from Rostov-On-Don. Prigozhin and nine other passengers later died in an airplane crash near Moscow on August 24, raising questions about the circumstances surrounding his death.

Late in the reporting period, China, the world’s second-largest economy, experienced relatively weak credit growth, a downturn in exports, and a year-over-year decline in consumer prices. Lower demand for goods and services from Chinese consumers could have a negative impact on other countries’ exports of iron ore, crude oil, factory equipment, and luxury goods into the country. A large property developer filed for protection under Chapter 15 of the U.S. bankruptcy code, which safeguards non-U.S. companies that are undergoing debt restructurings from creditors seeking to sue the firms or to freeze their assets in the U.S. Additionally, in contrast to inflationary worries in most global economies, there were concerns regarding a bout of deflation in China. According to the National Bureau of Statistics of China, the country’s producer-price index (PPI), which tracks the average change over time in selling prices received by domestic producers of manufactured goods, was down 3.0% year-over-year in August— the eleventh consecutive month-over-month decline. Prices for the mining, raw materials, and processing industries fell by 9.0%, 4.0%, and 3.1%, respectively, during the previous 12-month period.

Economic Performance

U.S. inflation cooled during the reporting period. According to the Department of Labor, the U.S. consumer-price index (CPI) fell from an annual rate of 7.7% in September 2022, to 3.7% in August 2023. The most recent inflation data indicated that the CPI increased 0.6% month-over-month in August. However, the 4.3% annual increase in core inflation, as measured by the CPI for all items less food and energy, represented a 0.4- percentage point decline

SEI Institutional International Trust

from the 4.7% year-over-year upturn in July. Core inflation rose 0.3% month-over-month in August, following a 0.2-percentage point uptick in July. The government noted that more than half of the month-over-month increase in the overall CPI was attributable to higher gasoline prices, which climbed 10.6% in August. Housing costs also contributed to the upturn in inflation for the month. Food prices rose 0.2% in August, matching the previous month’s increase.

According to the third estimate from the Department of Commerce, U.S. gross domestic product (GDP) grew at annualized rate of 2.1% in the second quarter of 2023, unchanged from the government’s second estimate released in August, and down 0.1 percentage point from the 2.2% rise in the first three months of the year. The largest increases for the second quarter were in nonresidential fixed investment (purchases of both nonresidential structures and equipment and software), consumer spending, and state and local government spending. These gains offset reductions in exports and residential fixed investment (purchases of private residential structures and residential equipment that property owners use for rentals). The marginal decline in the GDP growth rate for the second quarter compared to the first three months of the year was due to slowdowns in consumer and federal government spending, as well as a decrease in exports.

The Office for National Statistics reported that consumer prices in the U.K. rose 0.4% month-over-month in August (the most recent reporting period)—up sharply from the 0.3% decrease in July. Inflation advanced 6.3% over the previous 12-month period, down marginally from the 6.4% annual upturn in July. Prices for alcohol and tobacco, along with clothing and footwear, were the largest contributors to the rise in inflation in August, while food and alcoholic beverages, and alcohol and tobacco posted the most notable price increases over the previous 12-month period. Core inflation, which excludes volatile food prices, rose at an annual rate of 5.9% in August, down from the 6.4% rise in July.

Eurostat pegged the inflation rate for the eurozone at 4.3% for the 12-month period ending in September 2023, down 0.9% from the 5.2% annual increase in August. Prices for food, alcohol and tobacco rose 8.8% in September, but the pace of acceleration slowed from the 9.7% annual rate for the previous month. Energy prices fell 4.7% year-over-year, following a 3.3% decline in August. Core inflation, which excludes volatile energy and food prices, rose at an annual rate of 4.5% in September, down 0.8% from August.

Market Developments

Global equity markets, as measured by the MSCI All-Country (AC) World Index, garnered positive returns despite periods of volatility over the reporting period. Developed markets significantly outperformed their emerging-market counterparts, though both asset classes posted double-digit gains. The Nordic countries garnered the highest returns among developed markets for the reporting period, attributable mainly to robust performance in Denmark. Despite posting a double-digit gain during the period, the Pacific ex Japan region was the primary underperformer due to weakness in Hong Kong. Eastern Europe was the top-performing region within the emerging markets for the reporting period due to notable strength in Hungary, Greece, and Poland. Conversely, the Gulf Cooperating Council (GCC) countries (Saudi Arabia, United Arab Emirates, Qatar, Kuwait, and Oman) were the most notable laggards among the emerging markets for the period.

Global fixed-income assets ended the reporting period in positive territory, with the Bloomberg Global Aggregate Bond Index returning 2.24% in U.S. dollar terms. High-yield bonds, which posted double-digit returns, and emerging-market debt were the strongest performers. Both asset classes outperformed global corporate and government bonds. Over the reporting period, rates rose significantly across all maturities of the U.S. Treasury yield curve. The yield on the 10-year U.S. Treasury note ended the one-year reporting period up 76 basis points to 4.59%, while the 2-year yield rose 81 basis points to 5.03%. Bond prices fall as interest rates rise. The spread between 10- and 2-year notes widened from -39 to -44 basis points over the reporting period. The yield curve remained inverted, with yields on shorter-term bonds exceeding those on longer-dated securities. In an unusual move, yields on the 1-, 2- and 3-month Treasury bills climbed by corresponding margins of 276, 240 and 222 basis points to 5.55%, 5.60%, and 5.55% during the period. The significant upturn in ultra-short-term bond yields reflected expectations for rates to remain higher for longer; longer-term bond yields showed signs of concerns regarding how monetary tightening might have a negative impact on economic growth.

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, dipped 1.30% in U.S. dollar terms during the reporting period. However, gold prices rallied and ended the period in positive territory as

SEI Institutional International Trust

LETTER TO SHAREHOLDERS (Continued)

September 30, 2023 (Unaudited)

the U.S. dollar weakened (gold prices move inversely to the U.S. dollar) and the Fed began to slow the pace of its interest-rate hikes. Prices for West Texas Intermediate crude oil and Brent crude oil declined during much of first nine months of the reporting period before rallying sharply in the summer of 2023 on expectations that production output cuts from the Organization of the Petroleum Exporting Countries (OPEC) and Russia would continue through the end of the year. Wheat prices moved lower over the period, hampered by Russia’s shipments of large quantities of cheaply priced grain. The New York Mercantile Exchange (NYMEX) natural gas price tumbled more than 50% over the reporting period. The downturn was attributable mainly to a steep decline in late 2022 and early 2023, as an unusually mild winter in the U.S. continued to weigh on demand during the home-heating season.

Our View

While predictions of a downturn in business activity during 2023 have been widely held since the end of last year, the U.S. economy has mostly surprised to the upside. Recession calls are now in the minority, with the latest plane analogy going from “hard landing” to “soft landing,” and even to “no landing.” Strong July results for retail sales, services consumption, industrial production, and housing starts resulted in the inflation-adjusted gross domestic product reaching an annualized 5.9% rate of gain in August. We do not believe this trend is sustainable. Although the consensus has swung away from this view, there is a reasonable probability of a recession in 2024.

Other major economies outside the U.S. are showing signs of weakness, despite advances during the first half of this year. Germany is already in recession and the U.K. may not be far behind. In these developed economies, businesses and consumers alike are feeling pressure from rising interest rates and persistent core inflation.

Hopes that China’s economy would offset slowing growth elsewhere have proven to be elusive. Although Chinese domestic travel and services consumption experienced a post-COVID-19 bounce, the economic data have been mostly disappointing. Consumer sentiment remains extremely depressed, with the latest quarterly reading showing a partial reversal of the early 2023 post-lockdown bounce. Chinese consumers and financial market participants appear largely unimpressed with the government’s efforts, both fiscal and monetary, to turn the economy around.

Inflation continues to fall as COVID-19-era supply-chain disruptions abate. However, it is SEI’s strong conviction that there has been a regime change when it comes to long-run inflation, and that it will run sustainably higher in the U.S. than the Federal Reserve’s (Fed) 2% target. Structurally tight labor markets, the shifting of global supply chains away from China, higher financing costs, the disruptions caused by the transition to a carbon-neutral regime, and a likely boost in corporate tax rates in the years ahead suggest to us that an inflation rate over 3% is more likely than one under 2%.

The Fed’s rate-hiking cycle is nearing an end, but this does not mean that the federal-funds rate will be moving lower anytime soon. We believe there could be one more interest-rate increase from the Fed, but as labor-market pressures ease, even this appears increasingly unlikely. The latest Federal Open Market Committee projections indicate an intention to keep the federal-funds rate higher for longer. In our view, it is unlikely the central bank will begin cutting rates before the second half of 2024.

Other major central banks are in similar positions. Given Europe’s stubborn inflation and lower policy-rate stance, the European Central Bank may raise its key interest rate once or twice more this cycle. The U.K. is closest to a wage-price spiral, which may force the Bank of England to implement a monetary policy that is tighter than it would prefer. Meanwhile, the Bank of Japan is under increasing pressure to start raising its policy interest rate in order to firm up the yen.

Bond yields have risen despite lower inflation rates. We believe markets are responding to the increase in government debt issuance at a time when central banks are adding to supply pressures via quantitative tightening (i.e., selling bonds out of their portfolios).

SEI expects bond yields to remain elevated as investors adjust their expectations regarding the probability of higher-for-longer central bank interest-rate policy. We also believe that the term premium (the excess yield required to offset the additional risk in longer-dated bonds) will turn positive as investors demand compensation for taking on a greater level of uncertainty around future interest-rate risk.

Equity markets have entered a corrective phase. U.S. large-capitalization stocks are expected to trade in a broad range, with the S&P 500 Index currently closer to the upper end of this range. Growth companies with high price-to-

SEI Institutional International Trust

earnings ratios are vulnerable to rising bond yields, and more cyclical and economically sensitive names within this cohort could face pressure from declining profit margins.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

SEI Institutional International Trust

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2023 (Unaudited)

Index Definitions

The MSCI All Country (AC) World Index is a market capitalization-weighted index that tracks the performance of over 2,000 companies, and is representative of the market structure of 48 developed and emerging-market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

The MSCI Emerging Markets Index (Net) is a free float-adjusted (i.e., including only shares that are available for public trading) market capitalization-weighted index that tracks the performance of emerging-market equities.

The Bloomberg Global Aggregate Bond Index is a market capitalization-weighted index that tracks the performance of investment-grade (rated BBB- or higher by S&P Global Ratings/Fitch Ratings or Baa3 or higher by Moody’s Investors Service) fixed-income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

The Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

Producer-price indexes (PPI) measure the average change over time in selling prices received by domestic producers of goods and services.

The S&P 500 Index is a market-weighted index that tracks the performance of the 500 largest publicly traded U.S. companies and is considered representative of the broad U.S. stock market.

SEI Institutional International Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: Acadian Asset Management LLC (Acadian), Causeway Capital Management LLC (Causeway), Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (Macquarie), Lazard Asset Management LLC (Lazard), Pzena Investment Management, LLC (Pzena), and WCM Investment Management LLC (WCM).

During the period, Lazard was added to the Fund, while Intech Investment Management LLC and JOHCM (USA) Inc. were removed from the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2023, the Fund’s Class F shares outperformed the MSCI EAFE Index (Net)—which tracks the performance of developed-market equities outside North America—returning 27.81% versus the Index return of 25.65%.

IV. Fund Attribution

As of the end of the reporting period, global equity markets had recovered sharply from a difficult year in 2022, with the MSCI EAFE Index bottoming in October 2022, and recovering since then. The global economy avoided a recession and it appeared that markets were pricing in an economic downturn in 2022. All of this produced a sharp rebound as risk had been repriced. Economic data remained fairly strong over the period and company earnings moved higher. While inflation remained high and interest rates were elevated, most investors believed that central banks were closer to the end of their monetary policy tightening than the beginning. Oil prices were virtually flat over the reporting period, with natural gas prices down significantly (which was especially helpful for Europe). The U.S. Dollar index declined modestly over the 12- month period. These measures served to ease financial conditions, though this was partly offset by higher interest rates. Ultimately, the “rate of increase” of inflation moderated, which is a positive environment for corporate earnings and investor risk appetite.

The market backdrop and avoidance of recession caused the cyclical and economically sensitive industries to outperform over the reporting period. Specifically, shares of semiconductor companies, banks, providers of capital goods, energy companies, and auto manufacturers have done well. Relative laggards were defensive areas, including food and beverage, telecommunications, healthcare equipment, and pharmaceutical firms.

Regionally, Europe outperformed, Japan performed in line with the benchmark MSCI EAFE Index, and Pacific ex Japan was a laggard. The Japanese yen was relatively weak over the reporting period, but the U.S. dollar return for the Tokyo Stock Price Index (TOPIX) was in line with that of the MSCI EAFE Index for the period.

The Value factor was, by far, the strongest-performing alpha source (the investment approach taken by an active investment manager in an effort to generate excess returns relative to a benchmark) over the reporting period. With the avoidance of recession, the rise in interest rates, and the outperformance of more economically sensitive sectors, we would expect value to outperform in this environment. The Momentum factor produced flat relative returns during the period. Quality stocks lagged the overall market due primarily to its higher exposure to the consumer staples and healthcare sectors, as we had expected. Low volatility also underperformed amid a sharp upturn in a market where risk was rewarded.

The Fund outperformed its benchmark, the MSCI EAFE Index, due primarily to an overweight allocation to value. The Fund also had a higher volatility bias, which is to be expected given our preference for value. This positioning benefited Fund performance as defensive stocks lagged during the period.

From a sector perspective, an overweight to the consumer discretionary sector and underweight to utilities and communication services had a positive impact on Fund performance for the reporting period. Regional effects were noteworthy, especially in Japan, which was the strongest-performing market in local currency terms over the period. Consequently, the Fund’s underweight in Japan detracted from performance. However, the Japanese yen also depreciated significantly as Japan has been one of the only countries that has kept interest rates low and maintained loose monetary policy. Therefore, the Fund’s

SEI Institutional International Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

International Equity Fund (Concluded)

underweight allocation to the Japanese yen offset the underweight to the equity market.

The Fund managers’ results bolstered performance over the reporting period. Causeway was the standout performer, as its results exceeded our expectations. In our view, it is not unusual to have a manager performing above expectations while another underperforms. While Causeway’s value bias benefited Fund performance, stock selection also was very strong, particularly its holdings in luxury auto-maker Rolls Royce and Unicredit, a commercial bank. Pzena also performed well during the reporting period, attributable to its value bias. Conversely, the performance of Macquarie and WCM (quality managers) lagged, which was consistent with expectations. Acadian (multi-factor quantitative) also underperformed, as its momentum bias was not able to capture shifting trends given the volatile environment and several changes in leadership at the company. The Fund had a relatively small allocation to Lazard, which was appointed as a sub-advisor for the Fund in February 2023.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class F	27.81%	5.67%	3.09%	3.85%	3.62%
International Equity Fund, Class I	27.63%	5.44%	2.84%	3.59%	3.37%
International Equity Fund, Class Y	28.26%	5.96%	3.35%	4.08%	3.69%
MSCI EAFE Index (Net)	25.65%	5.75%	3.24%	3.82%	4.38%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class F, Class I and Class Y, versus the MSCI EAFE Index (Net)

[1]

For the year ended September 30, 2023. Past performance is no indication of future performance. Class F shares were offered beginning December 20, 1989. Class I shares were offered beginning January 4, 2002. The performance of Class I shares prior to January 4, 2002 is calculated using the performance of Class F shares adjusted for the higher expenses of the Class I shares. Returns for Class I shares are substantially similar to those of Class F shares and differ only to the extent that Class I shares have higher total annual fund operating expenses than Class F shares. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: Aikya Investment Management Limited (Aikya), JOHCM (USA) Inc. (JO Hambro), KBI Global Investors (North America) Ltd. (KBI), Qtron Investments LLC (Qtron), and Robeco Institutional Asset Management US Inc. (Robeco).

During the Fund’s fiscal year, Aikya was added to the Fund, while RWC Asset Advisors (US) LLC (RWC) and Neuberger Berman Investment Advisers LLC (Neuberger Berman) were terminated from the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2023, the Fund’s Class F shares outperformed the MSCI Emerging Markets Index (Net)—which tracks the performance of global emerging market equities—returning 12.32% versus the Index return of 11.70%.

IV. Fund Attribution

Emerging-market equities garnered positive returns during the 12-month reporting period. The majority of gains were registered in the first four months of the period, when Chinese equities rallied following the sudden removal of COVID lockdowns, as discussed in the shareholder letter. The rally faded, however, as consumer sentiment and economic growth in China stalled, and China ended the reporting period underperforming the benchmark MSCI Emerging Markets Index. India was a strong performer due to robust domestic growth in the second half of the reporting period. Taiwan and Korea also performed well, led by strong gains in the information technology (IT) hardware sector and consumer companies, respectively. Latin America underperformed the benchmark index, hampered by Brazilian equities following weak returns in the IT and consumer-related sectors. However, Mexico outperformed the benchmark index as the country benefited from positive impact of nearshoring (the process of transferring a business operation to a nearby country, especially in preference to a more distant one). The Europe, Middle East and Africa (EMEA) region underperformed the index as well, primarily due to weak performance in South Africa as the country struggled with economic and political turmoil. The Eastern Europe market rallied, however, as the region rebounded from the selloff following Russia’s invasion of Ukraine.

From a sector standpoint, IT was the strongest performer sector, as demand for artificial intelligence (AI) fueled gains. The energy sector also performed well, rallying on higher oil prices in the summer of 2023. Utilities and real estate were among the weakest-performing sectors, as utilities underperformed in China and India, while the Chinese real estate sector continued to grapple with weak growth and demand.

The Value factor was the strongest-performing alpha source (the investment approach taken by an active investment manager in an effort to generate excess returns relative to a benchmark) as cheap markets such as Korea outperformed. Chinese state-owned banks, which are cheap relative to the benchmark index, also outperformed as investors perceived these stocks as defensive relative to the broader Chinese economy. The Quality factor was the next-strongest performer among alpha sources due to notable gains in IT hardware stocks in Taiwan and Korea, fueled by the AI craze. The Momentum factor was the weakest performer, but performed in line with the index. This was attributable to rotation in market leadership, from India to China and back to India, and from the underperformance and then resurgence in IT.

Robeco was the Fund’s top-performing manager during the reporting period due to the strong performance from value stocks. This resulted in significant gains from banks and consumer discretionary companies, especially banks in Greece and auto stocks in Korea. Qtron was another contributor due to strong multi-factor model-driven results in the IT, utilities, and consumer discretionary sectors. Qtron had positive exposure to all three alpha sources. KBI was another contributor to Fund performance as well due to strong performance of value, resulting in gains in financials and energy stocks. Momentum was not a meaningful tailwind for JO Hambro, which slightly lagged the benchmark index due to weak results in the industrials and communication services sectors. Neuberger Berman saw bottom-up-driven gains in the health care and consumer staples sectors, and losses in financials and industrials. Specifically, the manager’s lack of exposure to Chinese banks in particular weighed on performance. Aikya detracted from Fund performance for the period due to bottom-updriven losses in the consumer staples and financials.

SEI Institutional International Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Emerging Markets Equity Fund (Concluded)

From a regional standpoint, Taiwan was the biggest contributor to Fund performance due to exposure to IT stocks that benefited from the AI theme. India was another major contributor due to positive bottom-up results in the IT sector and by the lack of exposure to underperforming Indian utilities. The United Arab Emirates (UAE) was another strong contributor due to positive real estate stock results that capitalized on strong demographic trends in the country. Brazil was the biggest detractor due to losses in the consumer sectors. Vietnam was another detractor from performance as the country faced a difficult economic backdrop.

Regarding sector performance, financials was the biggest contributor due to positive results in Greek and Korean banks on which the Fund’s value managers capitalized. IT was another contributor due to strong results in IT hardware and software stocks that benefited from AI demand. Utilities also contributed to performance as the Fund was underweight to the underperforming Indian utilities sector. Industrials was the largest detractor from Fund performance due to weak bottom-up results in Asia. Consumer staples was another notable detractor attributable primarily to bottom-up losses in the food and beverages sector.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class F	12.32%	-1.95%	0.16%	1.39%	3.66%
Emerging Markets Equity Fund, Class Y	12.63%	-1.70%	0.40%	1.62%	3.74%
MSCI Emerging Markets Index (Net)	11.70%	-1.73%	0.55%	2.07%	2.42%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class F and Class Y, versus the MSCI Emerging Markets Index (Net)

[1]

For the year ended September 30, 2023. Past performance is no indication of future performance. Class F shares were offered beginning January 17, 1995. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the “Fund”) seeks capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: AllianceBernstein L.P. (AllianceBernstein), Colchester Global Investors Limited (Colchester), and Wellington Management Company LLP (Wellington).

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ended September 30, 2023, the Fund’s Class F shares underperformed the Bloomberg Global Aggregate ex-USD Index, Hedged (the index)–which tracks the performance of the global investment-grade fixed-rate debt markets outside of the U.S.–returning 1.88% versus the Index return of 2.99%.

IV. Fund Attribution

Global bond yields rose over the reporting period as the market reassessed the likely path of central bank monetary policy against a backdrop of sticky inflation, tight labor markets and a surprisingly resilient U.S. economy. However, the performance of fixed-income securities was protected to an extent by the additional yield cushion that had been built into bond markets throughout 2022. At the regional level, China was the strongest-performing bond market amid investors’ concerns about economic growth and disinflation. Japan, meanwhile, was the worst performing G7 market as the Bank of Japan tries to carefully engineer a route back to policy normalization. Credit spreads tightened over the reporting period despite concerns earlier in the year regarding the banking sector. In the currency space, the U.S. dollar weakened against all other G10 currencies, with the exception of the Japanese yen (JPY).

The Fund underperformed the benchmark index for the reporting period. Fund performance was hampered by an overweight duration position in New Zealand and an underweight in China. Currency detractors included a long position in the JPY and short positions in the Swiss franc (CHF) euro (EUR), and New Zealand dollar (NZD). Positive contributors to Fund performance included an overweight to corporate credit, an underweight to European rates, off-index exposure to U.S. bonds, and overweight allocations to Mexican, Colombian and Polish local-currency bonds. Long currency positions in the British pound sterling (GBP) and Korean won (KRW) also enhanced the Fund’s relative performance. Among the Fund’s managers, Wellington performed roughly in line with its customized index, while Colchester outperformed its customized index. Colchester benefited from duration underweight positions in Europe and Japan, overweights in local-currency emerging market bonds, and long currency positions in the GBP, KRW and Czech koruna (CZK).

AllianceBernstein underperformed its customized index despite the positive impact of an overweight allocation to corporate credit. The main detractors included overweight duration positions in the UK and New Zealand, as well as an underweight to China. Long currency positions in the JPY and Norwegian krone (NOK) also weighed on performance.

Regarding derivatives, the Fund used FX forwards, financial futures, interest-rate swaps, and over-the-counter options during the reporting period to hedge existing exposures and gain exposure to particular areas of the market.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Fixed Income Fund, Class F	1.88%	-3.17%	-0.02%	1.52%	3.45%
International Fixed Income Fund, Class Y	2.30%	-2.89%	0.24%	1.73%	3.52%
Bloomberg Global Aggregate ex-USD Index, Hedged	2.99%	-2.62%	0.83%	2.30%	4.73%

SEI Institutional International Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

International Fixed Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class F and Class Y, versus the Bloomberg Global Aggregate ex-USD Index, Hedged

[1]

For the year ended September 30, 2023. Past performance is no indication of future performance. Class F shares were offered beginning September 1, 1993. The Fund’s Class Y shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: Colchester Global Investors Limited (Colchester), Marathon Asset Management, L.P. (Marathon), Neuberger Berman Investment Advisers LLC (Neuberger Berman), Ninety One UK Ltd. (Ninety One), and Stone Harbor Investment Partners LP, a division of Virtus Fixed Income Advisers, LLC (Stone Harbor).

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ending September 30, 2023, the Fund’s Class F shares outperformed a hybrid of 50% J.P. Morgan EMBI Global Diversified Index (JPM EMBI GD)–which tracks the performance of external debt instruments in the emerging markets–and 50% J.P. Morgan GBI Emerging Markets Global Diversified Index (JPM GBI-EM GD)–which tracks the performance of debt instruments issued in domestic currencies by emerging-market governments–returning 13.13%, versus the Index return of 11.58%.

IV. Fund Attribution

For the 12-month period ending September 30, 2023, the hard-currency and local-currency markets returned 10.01% and 13.10%, respectively. Hard currency spreads tightened from 560 basis points (bps) (5.60%) to 430 bps over the reporting period, generating a significant positive return. High yield hard currency spreads moved from 993 to 789 bps and investment-grade spreads moved from 191 to 128 bps. The Fund’s overweight allocation to high-yield issues benefited from the sector’s outperformance relative to investment-grade bonds. A wedge of 661 bps remains between investment-grade and high-yield spreads, comparatively to a long-term average of 388 bps, supporting the Fund’s overweight to high yield.

The local-currency market benefited from both lower local yields and stronger emerging markets foreign exchange (EM FX) for the reporting period. Local rates generated positive returns over the period as central banks in emerging markets begun tightening monetary policy into signs of disinflation. EM FX generated positive returns in the initial part of the reporting period before weakening against a strong U.S. dollar in the last few months of the period.

The Fund outperformed its blended benchmark during the reporting period. An overweight to high-yield hard-currency exposure such as Romania in euro exposure, state-owned oil company Pemex in Mexico, and El Salvador enhanced Fund performance. Underweight positions in high-investment-grade countries such as Bahrain and Oman detracted from Fund performance. Regarding currency exposure, overweight allocations to Hungary, Brazil and Columbia, and underweight to Turkey, bolstered Fund performance, while overweight exposure to South Africa and the Chinese renminbi had a negative impact. The Fund had a small short position in the U.S. dollar, which contributed to performance for the 12 month period. Among the Fund’s managers, Colchester and Ninety One outperformed the Fund’s blended benchmark. Colchester was positioned with a bias toward currencies such as Brazil and Mexico with relatively higher real yields, while being underweight to Asia, and outperformed as a result. Ninety One outperformed due to an inflation position in Mexico, as well as overweight positions in the Hungarian forint and Columbian peso.

Stone Harbor, Marathon and Neuberger Berman outperformed the blended benchmark as spreads tightened over the reporting period. The performance of Stone Harbor and Neuberger benefited from overweight allocations to high-yield hard-currency exposures, including Argentina, El Salvador and Angola. Marathon benefited from its quasi-sovereign exposure to Pemex and trades in high-quality Gulf Cooperation Council (GCC) credits, which saw spread-tightening over the period.

Regarding derivatives, the Fund employed currency forwards and swap contracts over the reporting period in an effort to either hedge particular positions or gain exposure to additional areas of the market. Currency forwards had a material impact on Fund performance during the period, as 50% of the benchmark index is directly affected by foreign currencies. Positive and negative effects differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure, and whether the currency strengthened or weakened relative to the U.S. dollar.

SEI Institutional International Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Emerging Markets Debt Fund (Concluded)

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class F	13.13%	-3.46%	-0.58%	-0.05%	5.89%
Emerging Markets Debt Fund, Class Y	13.50%	-3.20%	-0.32%	0.17%	5.98%
JP Morgan EMBI Global Diversified Index	10.01%	-4.56%	-0.35%	2.47%	6.54%
JP Morgan GBI-EM Global Diversified Index	13.10%	-2.70%	-0.00%	-0.84%	X.XX%
50/50 Hybrid of the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index	11.58%	-3.61%	-0.14%	0.86%	X.XX%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class F and Class Y, versus a 50/50 Hybrid of the Following Indexes: the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index

[1]

For the year ended September 30, 2023. Past performance is no indication of future performance. Class F shares were offered beginning June 26, 1997. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Equity Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.9%
Australia — 2.7%
Adbri Ltd *	36,642	$48
Ampol	54,892	1,197
ANZ Group Holdings Ltd	59,877	992
Aristocrat Leisure Ltd	113,995	3,005
Audinate Group *	6,506	57
Base Resources Ltd	271,387	30
Bellevue Gold *	646,979	578
BHP Group Ltd	116,778	3,335
BlueScope Steel Ltd	933,040	11,706
Brambles Ltd	608,925	5,628
Cochlear Ltd	14,298	2,356
CSR Ltd ‡	669,497	2,441
Fortescue Metals Group Ltd	131,251	1,772
GPT Group ‡	250,000	629
Helia Group Ltd	156,150	352
Iluka Resources Ltd	579,958	2,875
Inghams Group	53,436	115
Insurance Australia Group Ltd	310,959	1,140
Medibank Pvt	586,831	1,303
Neuren Pharmaceuticals *	74,700	533
New Hope	232,041	951
Northern Star Resources Ltd	70,236	474
Nufarm Ltd	30,265	93
Orica Ltd	130,606	1,314
Orora Ltd	2,269,436	4,028
Premier Investments Ltd	30,909	499
Pro Medicus Ltd	35,250	1,897
Qantas Airways Ltd *	2,534,336	8,473
Rio Tinto PLC	207,468	13,102
Rio Tinto PLC ADR	130,750	8,321
Santos Ltd	188,573	961
Seven Group Holdings Ltd	44,940	904
Sonic Healthcare Ltd	132,573	2,550
South32 Ltd	1,211,425	2,651

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Super Retail Group Ltd	92,810	$718
Technology One Ltd	123,506	1,236
Telstra Group Ltd	175,223	435
Vicinity Centres ‡	550,000	602
Washington H Soul Pattinson	86,065	1,810
Whitehaven Coal Ltd	1,479,952	6,791
Woolworths Group Ltd	124,649	3,002
		100,904

Austria — 0.4%
ANDRITZ AG	44,869	2,272
Erste Group Bank AG	98,710	3,430
OMV AG	166,029	7,966
Raiffeisen Bank International AG	39,393	576
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,873	164
Wienerberger AG	2,047	52
		14,460

Belgium — 0.3%
Anheuser-Busch InBev SA/NV	203,432	11,310
Lotus Bakeries	94	765
		12,075

Bermuda — 0.0%
Conduit Holdings Ltd	958	5

Brazil — 1.1%
Ambev SA *	9,464,400	24,809
Banco Bradesco SA ADR *	1,667,850	4,753
Banco do Brasil SA	948,200	8,951
MercadoLibre Inc *	3,310	4,197
		42,710

Canada — 1.6%
AGF Management, Cl B	20,400	108
Alimentation Couche-Tard Inc	189,842	9,686
Black Diamond Group Ltd	4,100	22
Canadian Pacific Kansas City	258,199	19,240
Canfor Corp *	87,567	1,093
Cascades Inc	4,484	41
Celestica Inc *	119,384	2,935
Coveo Solutions Inc *	4,242	32
Dexterra Group Inc	104	–
Ensign Energy Services Inc *	37,800	91
Exco Technologies Ltd	9,200	51
iA Financial Corp Inc	64,397	4,058
Magna International Inc, Cl A	291,942	15,706
Martinrea International Inc	88,935	823
MEG Energy Corp *	104,300	2,039
Mullen Group Ltd	53,775	534
Pason Systems Inc	17,325	173
Thomson Reuters	35,406	4,351

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Torex Gold Resources Inc *	7,008	$73
		61,056

China — 1.9%
Agricultural Bank of China Ltd, Cl H	746,000	277
Alibaba Group Holding Ltd *	2,199,500	23,845
Autohome Inc ADR	1,788	54
Beijing Capital International Airport Co Ltd, Cl H *	4,888,000	2,260
China CITIC Bank Corp Ltd, Cl H	1,518,126	704
China Construction Bank Corp, Cl H	20,432,000	11,485
China Minsheng Banking, Cl H	207,000	71
China Overseas Land & Investment Ltd	3,361,000	6,944
China Pacific Insurance Group Co Ltd, Cl H	528,000	1,314
Haier Smart Home Co Ltd, Cl H	2,274,800	7,109
Lenovo Group Ltd	24,000	25
MINISO Group Holding ADR	10,995	285
New China Life Insurance Co Ltd, Cl H	260,300	624
PetroChina Co Ltd, Cl H	9,954,000	7,459
SITC International Holdings Co Ltd	1,358,000	2,278
Tencent Holdings Ltd	167,400	6,488
Vipshop Holdings Ltd ADR *	80,091	1,282
Yangzijiang Shipbuilding Holdings Ltd	183,700	224
		72,728

Denmark — 3.2%
AP Moller - Maersk A/S, Cl B	5,853	10,583
Danske Bank A/S	599,587	13,991
Demant A/S *	41,884	1,740
DSV A/S	73,996	13,857
Genmab A/S *	22,224	7,914
Novo Nordisk, Cl B	724,850	66,267
Pandora A/S	43,488	4,517
ROCKWOOL A/S, Cl B	1,480	360
Zealand Pharma, Cl A *	18,921	822
		120,051

Finland — 0.9%
Kone Oyj, Cl B	148,624	6,282
Nokia Oyj	6,761,254	25,541
Nordea Bank Abp	113,937	1,258
Orion Oyj, Cl B	43,560	1,717
Puuilo	4,370	37
Vaisala Oyj, Cl A	564	20
Wartsila OYJ Abp, Cl B	85,387	972
		35,827

France — 9.6%
Accor SA	654,436	22,131
Air Liquide SA	151,301	25,605
Alstom SA (A)	676,617	16,190
Amundi SA	453,454	25,613
AXA SA	492,003	14,679
Beneteau SA	30,414	369

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BNP Paribas SA	81,465	$5,212
Bouygues SA	313,483	10,999
Carrefour SA	466,507	8,043
Christian Dior SE	448	331
Cie de Saint-Gobain	99,309	5,981
Cie Generale des Etablissements Michelin SCA	994,527	30,609
Danone SA	701,315	38,804
Dassault Aviation SA	39,312	7,425
Hermes International	12,610	23,094
Ipsen SA	62,682	8,243
Jacquet Metals SACA	5,998	102
Kering SA	37,842	17,304
LVMH Moet Hennessy Louis Vuitton SE	7,745	5,875
Orange SA	884,670	10,172
Publicis Groupe SA	213,792	16,243
Rexel SA	1,652,809	37,273
Safran SA	4,705	740
Savencia SA	510	29
Sodexo SA	152,841	15,781
Sopra Steria Group SACA	537	111
Stef SA	602	68
Technip Energies NV	58,227	1,453
Thales SA	11,269	1,588
Valeo	325,577	5,629
Vinci SA	76,225	8,476
Wendel SE	3,315	263
		364,435

Germany — 9.4%
adidas AG	80,076	14,126
Allianz SE	65,145	15,567
BASF SE	643,728	29,272
Bayer AG	478,630	23,032
Bayerische Motoren Werke AG	19,371	1,977
Beiersdorf AG	10,382	1,343
Carl Zeiss Meditec AG	8,200	719
Cewe Stiftung & Co KGAA	1,443	135
Commerzbank AG	42,027	480
Covestro AG *	432,561	23,384
CTS Eventim AG & Co KGaA	20,863	1,189
Daimler Truck Holding AG	1,268,069	44,063
Deutsche Boerse AG	37,537	6,506
Deutsche Lufthansa AG *	719,264	5,716
Deutsche Telekom AG	833,556	17,534
Deutz AG	21,725	96
Duerr AG	24,234	659
E.ON SE	780,525	9,255
Evonik Industries AG	625,315	11,470
Fresenius Medical Care AG & Co KGaA	411,229	17,781
GEA Group AG	1,749	65
Gerresheimer AG	12,543	1,321
HeidelbergCement AG	155,597	12,112

SEI Institutional International Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HOCHTIEF AG	28,929	$2,933
HUGO BOSS AG	30,746	1,951
Infineon Technologies AG	111,630	3,706
Kloeckner & Co SE	9,107	66
Knorr-Bremse AG	170,915	10,890
Krones AG	5,055	522
LANXESS AG	204,775	5,214
Mercedes-Benz Group AG	28,574	1,993
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	17,760	6,940
Nemetschek SE	907	56
PSI Software AG	31	1
Rational AG	945	600
RWE AG	296,137	11,021
SAP SE	474,343	61,682
Scout24 AG	15,476	1,076
Siemens AG	37,305	5,358
SMA Solar Technology AG *	14,908	970
Stabilus SE	4,070	228
thyssenkrupp AG	260,955	1,996
Traton	32,379	683
Vitesco Technologies Group AG *	5,387	438
		356,126

Greece — 0.0%
National Bank of Greece SA *	46,101	261
Piraeus Financial Holdings *	101,276	301
		562

Hong Kong — 1.2%
AIA Group Ltd	152,200	1,231
Cafe de Coral Holdings Ltd	1,364	2
Chaoda Modern Agriculture Holdings Ltd *	2,440,000	7
Futu Holdings ADR *	30,269	1,750
Galaxy Entertainment Group Ltd *	3,080,000	18,427
GigaCloud Technology, Cl A *	2,091	18
Johnson Electric Holdings Ltd	66,877	82
Melco Resorts & Entertainment Ltd ADR *	44,046	436
MGM China Holdings Ltd *	804,400	1,046
Prudential PLC	1,831,605	19,870
Sands China Ltd *	265,200	806
United Energy Group *	8,140,000	1,192
		44,867

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	49,088	374
OTP Bank Nyrt	155,564	5,641
		6,015

India — 0.2%
Great Eastern Shipping Co Ltd/The	18,529	189
ICICI Bank Ltd ADR	253,218	5,854
		6,043

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Indonesia — 0.0%
Adaro Energy Indonesia Tbk PT	1,080,400	$199
Delta Dunia Makmur Tbk PT	6,958,800	222
Gudang Garam Tbk PT	112,200	179
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,387,440	91
		691

Ireland — 0.6%
AerCap Holdings NV *	9,259	580
Bank of Ireland Group PLC	1,267,412	12,466
Cairn Homes PLC	25,663	30
Ryanair Holdings PLC ADR *	105,565	10,262
		23,338

Israel — 0.7%
Camtek *	30,768	1,916
Check Point Software Technologies Ltd *	92,036	12,267
Isracard Ltd	–	–
Melisron	7,930	497
Nice Ltd ADR *	16,647	2,830
Nova *	13,956	1,569
Perion Network Ltd *	37,614	1,152
Plus500 Ltd	73,919	1,242
Teva Pharmaceutical Industries Ltd ADR *	105,739	1,079
Wix.com Ltd *	46,192	4,240
		26,792

Italy — 3.3%
A2A SpA	800,515	1,429
Assicurazioni Generali SpA	69,886	1,433
Azimut Holding SpA	7,259	159
Banca Mediolanum SpA	134,052	1,150
Banco BPM	112,942	542
BPER Banca	178,513	547
Brunello Cucinelli SpA	10,630	811
Buzzi SpA	68,424	1,878
Coca-Cola HBC AG	123,159	3,381
Danieli & C Officine Meccaniche SpA	3,674	77
Enel SpA	7,056,194	43,480
Eni SpA	383,427	6,193
Ferrari NV	36,977	10,950
Infrastrutture Wireless Italiane SpA	87,031	1,038
Intesa Sanpaolo SpA	2,074,076	5,358
Iveco Group NV *	36,933	346
Leonardo SpA	301,658	4,363
Piaggio & C SpA	20,238	65
PRADA SpA	131,600	771
Recordati Industria Chimica e Farmaceutica SpA	18,849	892
Saipem *	448,305	686
Stellantis NV	693,770	13,376
Telecom Italia SpA/Milano *	1,453,356	456
Terna - Rete Elettrica Nazionale	173,127	1,306

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UniCredit SpA	1,077,516	$25,931
		126,618

Japan — 15.0%
77 Bank Ltd/The	64,664	1,374
A&D HOLON Holdings Co Ltd	18,000	205
Advance Residence Investment ‡	452	1,027
Advantest Corp	142,400	3,990
AEON Financial Service Co Ltd	123,900	1,070
Aisan Industry Co Ltd	29,600	265
ANA Holdings Inc *	320,600	6,731
Anest Iwata Corp	4,800	38
Anritsu Corp	85,000	608
AOKI Holdings Inc	5,200	35
Arcs Co Ltd	12,400	226
Asahi Group Holdings Ltd	208,400	7,807
Asia Pile Holdings Corp	6,900	32
Asics	11,300	396
Ateam Inc	5,700	23
Avant Group Corp	2,800	24
Axial Retailing Inc	4,900	123
Bandai Namco Holdings Inc	218,100	4,446
Bank of Iwate Ltd/The	7,300	128
Bank of Kyoto Ltd/The	14,700	838
Bank of Saga Ltd/The	2,900	40
baudroie inc *	1,200	43
Bewith	1,900	31
BIPROGY Inc	173,700	4,346
Bridgestone Corp	186,600	7,289
Business Brain Showa-Ota Inc	2,600	38
Business Engineering Corp	1,200	26
Canon Marketing Japan Inc	84,200	2,188
Capcom Co Ltd	126,500	4,565
Carlit Holdings Co Ltd	5,800	37
Central Security Patrols	1,500	31
Chiba Kogyo Bank Ltd/The	6,100	36
Chino Corp	2,700	37
Chiyoda *	64,300	163
Chori Co Ltd	3,000	60
COLOPL Inc *	9,800	39
Comforia Residential REIT ‡	278	618
Copro-Holdings	3,400	28
Cosel Co Ltd	2,600	22
CyberAgent Inc	58,100	314
Cybernet Systems	3,800	20
Cybozu	5,800	79
Dai-Ichi Cutter Kogyo	3,200	28
Dai-ichi Life Holdings Inc	16,500	342
Dainichiseika Color & Chemicals Manufacturing Co Ltd	3,200	49
Daitron Co Ltd	1,400	28
Daiwa House Industry Co Ltd	88,500	2,381
Daiwa Securities Group Inc	750,000	4,338

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Densan System Holdings	1,500	$29
Denso Corp	246,000	3,958
Dentsu Group Inc	16,200	478
Digital Arts Inc	4,800	149
Digital Hearts Holdings	3,300	22
dip	5,300	131
Disco Corp	800	148
East Japan Railway Co	37,400	2,144
Eiken Chemical Co Ltd	12,500	114
Elecom Co Ltd	5,800	68
en Japan Inc	77,800	1,214
Entrust	5,500	35
ERI Holdings	4,300	57
eSOL	1,900	9
Exedy Corp	4,300	75
Ezaki Glico	16,200	446
FANUC Corp *	581,600	15,173
Fibergate	5,900	53
Forum Engineering Inc	4,300	38
Fuji Corp/Aichi	12,100	188
Fuji Electric Co Ltd	68,300	3,088
Fuji Kosan	4,100	49
FUJIFILM Holdings Corp	85,100	4,937
Fujimori Kogyo	1,000	25
Fujitsu Ltd	58,000	6,841
Fukuoka Financial Group Inc	345,300	8,282
Fukuyama Transporting	2,400	63
Furyu Corp	15,300	158
Futaba Industrial Co Ltd	21,600	111
Future	12,000	121
Gakken Holdings Co Ltd	6,700	39
Gakujo Co Ltd	2,200	30
Gecoss	4,100	27
Glory Ltd	5,100	102
GungHo Online Entertainment Inc *	45,900	726
Gunma Bank	199,800	934
Gunze Ltd	1,900	57
H2O Retailing Corp	43,100	524
Hanwa	3,300	105
Heiwa Corp	46,100	663
Hikari Tsushin Inc	8,300	1,267
Hisamitsu Pharmaceutical Co Inc	3,400	124
Hitachi Ltd	4,700	292
Hito Communications Holdings Inc	5,800	56
Hodogaya Chemical Co Ltd	700	15
Hokuriku Electric Power *	122,100	659
Honda Motor Co Ltd	266,400	3,003
Horiba Ltd	12,400	673
Hulic Co Ltd	184,200	1,655
Ichikoh Industries Ltd	7,800	30
IG Port	1,000	28
Iida Group Holdings Co Ltd	240,900	4,014

SEI Institutional International Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
I'll	2,400	$62
INFRONEER Holdings	76,900	798
Inpex Corp	249,300	3,769
Intelligent Wave Inc	7,400	46
Invincible Investment Corp ‡	4,720	1,955
I-PEX Inc	19,400	207
IR Japan Holdings Ltd	4,600	54
Isetan Mitsukoshi Holdings	47,800	555
Isuzu Motors Ltd	736,000	9,275
ITmedia	4,900	38
Ito En	47,000	1,515
ITOCHU Corp	190,400	6,898
Iwaki Co Ltd	3,800	45
Iwatani	27,900	1,409
J Front Retailing	119,600	1,225
JAC Recruitment Co Ltd	8,800	150
Japan Airport Terminal Co Ltd	21,900	930
Japan Best Rescue System	5,600	27
Japan Electronic Materials Corp	12,400	114
Japan Exchange Group Inc	72,900	1,355
Japan Lifeline Co Ltd	19,200	150
Japan Medical Dynamic Marketing	26,400	133
Japan Post Insurance Co Ltd	341,400	5,766
Japan Transcity	4,500	20
JCU Corp	3,900	81
Jeol Ltd	47,300	1,413
JK Holdings	3,700	24
J-Stream Inc	2,900	10
JTEKT Corp	13,500	128
Justsystems Corp	10,000	201
JVCKenwood Corp	26,100	119
Kakaku.com Inc	33,100	336
Kamigumi Co Ltd	48,000	991
Kanaden	3,100	27
Kao Corp	314,500	11,699
Kato Works	3,500	28
KAWADA TECHNOLOGIES Inc	1,000	42
Kawasaki Heavy Industries Ltd	24,700	599
Kawasaki Kisen Kaisha (A)	150,600	5,151
KDDI Corp	171,300	5,254
Keikyu Corp	55,300	471
Kenedix Residential Next Investment *‡	452	692
Kenko Mayonnaise Co Ltd	12,200	119
Keyence Corp	28,500	10,600
Kimura Unity Co Ltd	6,200	57
Koike Sanso Kogyo	1,300	33
Kokuyo Co Ltd	185,700	2,951
Komatsu Ltd	1,139,300	30,867
Komori Corp	12,000	85
Konica Minolta Inc	456,300	1,488
Konoike Transport Co Ltd	2,500	32
Kotobuki Spirits Co Ltd	96,500	1,563

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kubota Corp	31,100	$459
Kureha Corp	10,600	591
Kusuri no Aoki Holdings	9,000	522
Lawson Inc	72,200	3,325
Lifedrink Co Inc	4,200	106
M&A Capital Partners	4,000	72
Macnica Holdings Inc	40,500	1,908
Makita Corp	446,700	11,052
Maruwa Co Ltd/Aichi	8,800	1,385
Maruzen Showa Unyu Co Ltd	3,400	86
Matching Service Japan	7,000	53
Mazda Motor Corp	710,100	8,073
MCJ Co Ltd	4,200	32
Medical System Network Co Ltd, Cl A	12,800	35
Medipal Holdings Corp	83,900	1,421
Megachips Corp *	7,800	218
Megmilk Snow Brand Co Ltd	25,400	390
Meidensha Corp	13,300	200
MEITEC Group Holdings	6,700	121
Menicon	18,400	237
Micronics Japan Co Ltd	21,100	300
Mimasu Semiconductor Industry Co Ltd	17,000	317
MINEBEA MITSUMI Inc	885,700	14,491
Mitsubishi Electric Corp	860,900	10,667
Mitsubishi Heavy Industries Ltd	37,500	2,097
Mitsubishi Shokuhin Co Ltd	15,200	397
Mitsui Fudosan Logistics Park ‡	248	783
Mitsui OSK Lines Ltd (A)	40,000	1,102
MIXI Inc	70,200	1,115
Mizuho Financial Group Inc	274,900	4,681
Mizuno Corp	48,400	1,537
Morito Co Ltd	4,300	39
Mory Industries	700	19
MS&AD Insurance Group Holdings Inc	171,200	6,304
Murata Manufacturing Co Ltd	1,010,700	18,517
Nagoya Railroad Co Ltd	56,700	839
Naigai Trans Line Ltd	5,300	90
NEC Corp	163,100	9,029
NEOJAPAN Inc	5,700	39
NET One Systems Co Ltd	7,000	133
Nexon Co Ltd	39,000	699
Nichiban	2,000	25
Nichirei Corp	62,500	1,376
Nifco Inc/Japan	29,200	757
Nihon Chouzai Co Ltd	12,400	123
Nihon Denkei Co Ltd	4,400	61
Nihon Flush	4,100	24
Nihon Trim Co Ltd	5,200	106
Nintendo Co Ltd	70,400	2,939
Nippon Concept Corp	4,100	49
Nippon Seisen Co Ltd	1,400	45
Nippon Shinyaku Co Ltd	26,900	1,141

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nippon Shokubai Co Ltd	2,500	$91
Nippon Steel Corp	70,400	1,654
Nippon Thompson Co Ltd	13,600	50
Nippon Yusen KK	110,600	2,880
Nipro	64,000	519
Nissan Motor Co Ltd *	917,800	4,061
Nisshinbo Holdings Inc	88,600	660
Nissin Corp	2,200	39
Nissin Foods Holdings Co Ltd	33,300	2,773
Nisso Corp	3,900	20
Nissui Corp	251,200	1,232
Nitto Kohki Co Ltd	2,200	29
Nittoc Construction Co Ltd	10,000	73
Noda Corp	2,900	27
North Pacific Bank Ltd	97,500	236
Obara Group Inc	5,000	129
OBIC Business Consultants Co Ltd	5,000	208
Obic Co Ltd	22,300	3,390
Okabe Co Ltd	8,200	41
Okuwa Co Ltd	77,900	454
Ono Pharmaceutical Co Ltd	328,900	6,321
Onward Holdings Co Ltd	83,900	293
Open House Group Co Ltd	41,100	1,397
Optim Corp *	7,100	41
Optorun Co Ltd	31,300	386
Oracle Corp Japan *	27,500	2,046
Oriental Land Co Ltd/Japan	253,100	8,326
Orix JREIT Inc ‡	742	892
Oro Co Ltd	2,100	30
Otsuka Corp	114,600	4,863
Panasonic Holdings Corp	144,900	1,633
Pegasus Co Ltd	8,800	36
Persol Holdings Co Ltd	1,636,000	2,668
Pickles Holdings Co Ltd	6,100	54
Pigeon Corp	36,200	410
Pola Orbis Holdings Inc	86,400	1,040
PR Times *	6,000	70
Pronexus Inc	3,300	26
Proto Corp	4,400	36
QB Net Holdings Co Ltd	2,400	26
Qol Holdings Co Ltd	20,400	254
Rakus	7,900	109
Recruit Holdings Co Ltd	76,800	2,372
Resona Holdings Inc	2,936,400	16,299
Ricoh Co Ltd	145,500	1,258
Ride On Express Holdings Co Ltd	6,000	42
Riken Technos Corp	7,100	34
Riken Vitamin Co Ltd	9,500	141
Riso Kagaku Corp	2,300	36
Rohto Pharmaceutical Co Ltd	95,100	2,584
RS Technologies Co Ltd *	1,600	31
Ryobi	8,200	167

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ryohin Keikaku Co Ltd	31,600	$410
Sakai Chemical Industry Co Ltd	1,800	25
Sakai Heavy Industries Ltd	1,000	36
Sakai Moving Service Co Ltd	4,600	77
Sakata INX	8,000	69
Sangetsu Corp	48,600	949
Sanken Electric Co Ltd	4,000	243
Sankyo Co Ltd	125,700	5,773
Santen Pharmaceutical Co Ltd	392,900	3,616
Sanwa Holdings Corp	254,000	3,384
Sanyo Shokai Ltd	13,700	183
Sato Holdings Corp	7,000	99
Sawai Group Holdings	10,000	307
SB Technology	2,800	42
SCREEN Holdings Co Ltd	59,600	2,908
Seiko Epson Corp (A)	91,500	1,441
Seino Holdings Co Ltd	9,200	129
Sekisui Kasei	8,300	26
SERAKU Co Ltd	3,000	26
Seven & i Holdings Co Ltd	282,900	11,100
Shibuya Corp	2,900	49
SHIFT *	8,300	1,519
Shikoku Electric Power	101,800	698
Shimamura Co Ltd	15,900	1,574
Shimojima Co Ltd	3,100	24
Shindengen Electric Manufacturing Co Ltd	10,600	217
Shinnihon Corp	3,900	32
Shinnihonseiyaku Co Ltd	2,300	24
Shizuoka Financial Group	75,000	613
Shofu Inc	6,300	91
Siix	2,400	24
Sinfonia Technology Co Ltd	4,200	45
SKY Perfect JSAT Holdings	13,800	65
SMK Corp	1,300	22
SMS Co Ltd *	13,900	237
Solasto	27,500	114
Soliton Systems KK	5,500	42
Sotetsu Holdings	29,500	581
Step Co Ltd	1,900	22
Strike Co Ltd	800	18
Subaru Corp	1,558,300	30,346
Sumitomo Bakelite	11,700	511
Sumitomo Forestry Co Ltd	26,400	673
Sumitomo Mitsui Financial Group Inc	248,300	12,225
Sumitomo Pharma Co Ltd *	76,500	275
Sun* *	8,300	79
Sun-Wa Technos Corp	2,600	37
Suzuken Co Ltd/Aichi Japan	26,600	824
Suzuki Motor Corp	28,800	1,161
System Research	1,400	27
T&D Holdings Inc	348,000	5,755
Taihei Dengyo Kaisha Ltd	800	22

SEI Institutional International Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Taisho Pharmaceutical Holdings Co Ltd	23,400	$966
Taiyo Nippon Sanso Corp	68,100	1,618
Takara & Co Ltd	2,600	43
Takara Holdings Inc	5,700	46
Takeda Pharmaceutical Co Ltd	779,100	24,231
Takeuchi Manufacturing	2,000	66
Takuma Co Ltd	4,300	45
TechMatrix Corp	12,700	135
Techno Quartz Inc	1,200	32
Teijin Ltd	70,800	689
Temairazu Inc	6,600	112
Tera Probe Inc	2,447	69
TIS Inc	48,200	1,064
Tocalo Co Ltd	4,500	41
Tochigi Bank Ltd/The	12,400	27
Toho Co Ltd/Kobe	2,700	61
Tohoku Electric Power Co Inc	116,500	755
Tokai Carbon	215,700	1,693
Tokyo Seimitsu Co Ltd	59,200	2,971
Tokyu Corp	62,000	716
Tomy Co Ltd	61,400	890
Tonami Holdings Co Ltd	800	25
Toray Industries Inc	3,079,100	16,053
TOTO Ltd	26,400	683
Toyo Engineering Corp *	26,300	121
Toyo Kanetsu	2,300	52
Transcosmos Inc *	5,100	109
Trend Micro Inc/Japan *	51,600	1,960
Trusco Nakayama Corp	14,500	238
Tsubakimoto Chain Co	8,600	223
Tsubakimoto Kogyo	700	23
TYK Corp/Tokyo	11,000	25
United Arrows Ltd	13,700	180
V Technology Co Ltd	4,600	64
Valor Holdings Co Ltd	8,900	130
ValueCommerce Co Ltd	25,300	216
VINX Corp	2,300	20
Vision *	13,600	138
Visional Inc *	15,000	758
Vital KSK Holdings	5,500	37
Warabeya Nichiyo Holdings Co Ltd	25,400	481
Waseda Academy Co Ltd	3,100	30
WingArc1st Inc	12,700	217
Xebio Holdings Co Ltd	7,200	48
Yamae Group Holdings Co Ltd	2,800	69
Yamaha Motor Co Ltd	132,200	3,483
Yamaichi Electronics Co Ltd	6,300	73
Yamato Kogyo	20,700	991
Yamazaki Baking Co Ltd	32,700	602
Yamazen Corp	10,200	80
Yokowo Co Ltd	7,900	83
Yorozu Corp	5,500	35

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yoshinoya Holdings	25,300	$477
Yossix Holdings Co Ltd	4,600	85
Zenkoku Hosho	5,100	168
Zeon	109,100	1,143
ZERIA Pharmaceutical	1,600	24
ZIGExN Co Ltd	12,900	45
Zuken Inc	5,000	121
		568,369

Luxembourg — 0.5%
ArcelorMittal SA	727,508	18,312
L'Occitane International	153,500	458
		18,770

Malaysia — 0.0%
Genting Plantations Bhd	31,100	36
Taliworks Corp Bhd	143,900	24
		60

Mexico — 0.0%
Grupo Herdez SAB de CV	27,929	65

Netherlands — 6.9%
ABN AMRO Bank NV	192,300	2,736
Adyen NV *	6,361	4,753
Akzo Nobel NV	237,223	17,199
ASM International NV	14,162	5,960
ASML Holding NV, Cl G	9,089	5,350
Heineken Holding NV	18,530	1,401
ING Groep NV	2,976,989	39,556
James Hardie Industries PLC *	320,392	8,435
Koninklijke Ahold Delhaize NV	750,940	22,675
Koninklijke KPN NV	1,070,215	3,534
Koninklijke Philips NV	1,835,974	36,867
Koninklijke Vopak NV	32,063	1,101
NN Group NV	121,053	3,901
Randstad NV	562,860	31,215
Shell PLC	1,883,805	60,744
TomTom NV *	8,612	62
Universal Music Group NV	40,841	1,069
Wolters Kluwer NV	110,023	13,355
		259,913

New Zealand — 0.0%
Spark New Zealand Ltd	291,429	842

Norway — 0.2%
Bouvet ASA	9,949	53
DNB Bank ASA	189,437	3,838
Equinor ASA	31,226	1,031
Frontline	47,905	900
Hoegh Autoliners ASA	15,224	110
Seadrill *	10,073	458
Stolt-Nielsen Ltd	1,480	43

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wallenius Wilhelmsen ASA, Cl B	12,734	$101
		6,534

Portugal — 0.3%
Banco Comercial Portugues, Cl R *	3,664,273	1,010
Jeronimo Martins SGPS SA	459,285	10,338
Mota-Engil SGPS	16,657	61
		11,409

Qatar — 0.0%
Ooredoo QPSC	171,417	503

Saudi Arabia — 0.4%
Al-Dawaa Medical Services	1,965	50
Arabian Centres	9,678	52
Dar Al Arkan Real Estate Development Co *	918,852	3,866
Elm Co	41,370	8,602
Etihad Etisalat Co	94,878	1,127
Saudi Electricity Co	447,510	2,277
Saudi Marketing	15,873	98
		16,072

Singapore — 0.5%
Genting Singapore Ltd	700,600	434
IGG Inc *	460,000	189
Keppel DC REIT ‡	592,300	903
Oversea-Chinese Banking Corp Ltd	121,400	1,139
Seatrium *	17,995,400	1,767
Sembcorp Industries	410,300	1,530
Singapore Airlines Ltd	1,274,800	6,033
United Overseas Bank Ltd	341,500	7,131
		19,126

South Africa — 0.2%
Anglo American PLC	312,800	8,650
DataTec Ltd	100,188	191
		8,841

South Korea — 2.1%
BNK Financial Group Inc	604,863	3,067
JLS Co Ltd	2,440	13
Samsung Electronics Co Ltd	1,058,884	53,531
SaraminHR Co Ltd	1,991	31
Shinhan Financial Group Co Ltd	353,824	9,312
SK Hynix Inc	143,316	12,134
		78,088

Spain — 2.8%
Aena SME SA	95,382	14,400
Amadeus IT Group SA, Cl A	380,577	23,080
Banco Bilbao Vizcaya Argentaria SA	398,624	3,254
Banco Santander SA	1,302,956	4,992
CaixaBank SA	5,392,064	21,614
Cia de Distribucion Integral Logista Holdings SA	2,009	51
Iberdrola SA	909,646	10,204

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Indra Sistemas SA	35,279	$512
Industria de Diseno Textil SA	707,031	26,417
		104,524

Sweden — 2.6%
AddTech, Cl B	26,445	426
Alfa Laval AB	24,744	856
Atlas Copco AB, Cl A	1,098,243	14,885
Beijer Ref AB, Cl B	39,419	419
Betsson, Cl B	44,087	488
Elekta, Cl B	69,306	475
Essity AB, Cl B	548,080	11,901
Evolution AB	55,115	5,613
Fastighets Balder, Cl B *	224,226	1,017
H & M Hennes & Mauritz AB, Cl B	1,039,714	14,878
Husqvarna AB, Cl B	112,532	867
Investor AB, Cl B	85,557	1,652
Lifco, Cl B	30,501	539
Munters Group	40,961	530
Saab AB, Cl B	44,993	2,306
Securitas AB, Cl B	1,887,912	15,059
SKF AB, Cl B	146,066	2,449
Thule Group	30,133	796
Troax Group	615	9
Volvo AB, Cl B	1,082,188	22,472
		97,637

Switzerland — 4.9%
ABB Ltd	444,953	15,954
Accelleron Industries	22,275	580
Alcon Inc	76,714	5,949
BKW	9,856	1,740
Burckhardt Compression Holding AG	197	107
Cie Financiere Richemont SA, Cl A	15,944	1,952
dormakaba Holding AG	2,385	1,176
DSM-Firmenich	4,561	387
Julius Baer Group Ltd	354,928	22,837
Kuehne + Nagel International AG	45,429	12,961
Landis+Gyr Group	7,018	509
Lonza Group AG	5,777	2,688
Novartis AG	350,475	35,963
Partners Group Holding AG	4,926	5,570
Schindler Holding AG	25,938	5,189
Siegfried Holding	732	628
Sika AG	23,590	6,011
Swatch Group AG/The	75,431	19,410
Swissquote Group Holding SA	2,598	476
UBS Group AG	1,413,791	35,066
Zurich Insurance Group AG	17,973	8,254
		183,407

Taiwan — 1.5%
Acer Inc	1,623,000	1,829
Ampire Co Ltd	–	–

SEI Institutional International Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Apacer Technology Inc	23,000	$39
ASROCK	82,000	540
Asustek Computer Inc	120,000	1,365
Compal Electronics Inc	311,000	296
Emerging Display Technologies Corp	48,000	47
Global Lighting Technologies Inc	13,000	21
Hon Hai Precision Industry Co Ltd	9,925,000	31,991
ITE Technology Inc	50,728	247
Lite-On Technology Corp	1,121,000	4,232
Micro-Star International Co Ltd	65,000	331
Novatek Microelectronics Corp	446,000	5,857
Pegatron Corp	84,000	199
Quanta Computer Inc	456,000	3,413
Realtek Semiconductor Corp	79,000	970
Taiwan FU Hsing Industrial Co Ltd	21,000	28
Wistron Corp	1,062,000	3,363
Zyxel Group Corp	155,000	240
		55,008

Thailand — 0.2%
Bangkok Bank PCL NVDR	749,900	3,450
Lanna Resources PCL NVDR	155,400	67
PTT Exploration & Production PCL NVDR	484,500	2,275
PTT PCL NVDR	1,835,000	1,688
		7,480

United Kingdom — 15.0%
4imprint Group PLC	596	38
Accenture PLC, Cl A	16,164	4,964
AG Barr PLC	22,151	133
AJ Bell PLC	26,807	90
Aon PLC, Cl A	24,780	8,034
AstraZeneca PLC	171,637	23,258
Aviva PLC	2,073,078	9,863
BAE Systems PLC	464,074	5,652
Barclays PLC	16,152,055	31,334
Berkeley Group Holdings PLC	93,144	4,669
BP PLC	3,668,472	23,794
BP PLC ADR	604,309	23,399
Breedon Group	7,305	29
British American Tobacco PLC	384,238	12,086
Bytes Technology Group	9,436	57
Centrica PLC	5,823,391	10,978
Coca-Cola Europacific Partners PLC	30,357	1,897
Compass Group PLC	537,229	13,114
Computacenter PLC	34,397	1,062
CRH PLC	3,585	199
Diageo PLC	970,357	35,934
Experian PLC	133,156	4,374
Ferguson PLC	37,802	6,259
Ferrexpo PLC *	524,939	488
Greggs PLC	71,696	2,142
GSK PLC	818,467	14,905

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Howden Joinery Group PLC	134,110	$1,205
HSBC Holdings PLC	2,994,866	23,574
Hunting PLC	29,771	111
ICON PLC *	37,207	9,162
International Consolidated Airlines Group SA *	1,294,591	2,339
Intertek Group PLC	213,780	10,729
Investec PLC	1,346,466	7,930
J Sainsbury PLC	7,983,038	24,632
Just Group PLC	553,597	486
Legal & General Group PLC	2,292,070	6,225
Man Group PLC/Jersey	834,115	2,275
NatWest Group PLC	4,577,550	13,169
Ninety One PLC	348,352	729
Pagegroup PLC	214,227	1,096
Pets at Home Group Plc	145,000	593
Polar Capital Holdings PLC	163	1
QinetiQ Group PLC	90,352	352
Reckitt Benckiser Group PLC	536,849	37,965
RELX PLC	389,734	13,217
Rolls-Royce Holdings PLC *	16,515,284	44,529
Sage Group PLC/The	439,261	5,302
Segro PLC ‡	256,890	2,256
Smith & Nephew PLC	1,292,211	16,135
Speedy Hire PLC	81,426	32
Standard Chartered PLC	1,639,069	15,164
STERIS PLC	26,561	5,828
Tesco PLC	7,436,276	23,980
TORM PLC, Cl A	6,386	173
Travis Perkins PLC	1,381,789	14,241
Unilever PLC	656,792	32,563
Vodafone Group PLC	3,892,519	3,650
WH Smith PLC	474,925	7,791
Whitbread PLC	19,547	826
		567,012

United States — 5.5%
Arch Capital Group Ltd *	79,145	6,309
Atlassian Corp Ltd, Cl A *	37,287	7,514
CyberArk Software *	12,692	2,079
DHT Holdings	57,557	593
EPAM Systems Inc *	13,045	3,335
Linde	12,493	4,652
Mettler-Toledo International Inc *	3,155	3,496
Monday.com Ltd *	35,671	5,679
Nestle SA	222,682	25,252
RHI Magnesita NV	760	26
Roche Holding AG	285,295	78,107
Sanofi	441,322	47,416
Schneider Electric SE	43,313	7,199
Spotify Technology *	59,992	9,277
Tenaris SA	35,484	563
Viemed Healthcare Inc *	9,827	66

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Waste Connections Inc	35,701	$4,795
		206,358

Total Common Stock
(Cost $3,378,231) ($ Thousands)		3,625,321

PREFERRED STOCK — 0.7%
Brazil — 0.0%
Gerdau SA (B)	7,665	37
Schulz SA (B)	20,100	30
		67

Germany — 0.7%
FUCHS PETROLUB SE, 2.800%	3,890	152
Henkel AG & Co KGaA (B)	153,025	10,929
Schaeffler AG (B)	198,812	1,148
Volkswagen AG, 7.200%	115,587	13,332
		25,561

Total Preferred Stock
(Cost $30,854) ($ Thousands)		25,628

EXCHANGE TRADED FUND — 0.0%
United States — 0.0%
iShares Core MSCI EAFE ETF	26,037	1,676

Total Exchange Traded Fund
(Cost $1,671) ($ Thousands)		1,676

	Number of Rights
RIGHTS — 0.0%
Australia — 0.0%
Orora LTD, Expires 10/28/2023 *	559,733	18
Total Rights
(Cost $—) ($ Thousands)		18

	Shares
AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, LP
5.410% **†(C)	7,032,522	7,071

Total Affiliated Partnership
(Cost $7,033) ($ Thousands)		7,071

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	34,469,085	$34,469

Total Cash Equivalent
(Cost $34,469) ($ Thousands)		34,469

Total Investments in Securities — 97.7%
(Cost $3,452,258) ($ Thousands)		$3,694,183

SEI Institutional International Trust

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
Euro STOXX 50	315	Dec-2023	$14,428	$14,021	$(241)
FTSE 100 Index	88	Dec-2023	8,321	8,239	87
Hang Seng Index	13	Oct-2023	1,504	1,485	(17)
SPI 200 Index	40	Dec-2023	4,699	4,573	(94)
TOPIX Index	57	Dec-2023	9,160	8,875	(188)
			$38,112	$37,193	$(453)

A list of the open OTC Swap agreement held by the Fund at September 30, 2023, is as follows:

Total Return Swap
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	Custom Basket of International Equity Securities	Federal Funds Effective Rate (Daily) + custom spread	Asset Returns	Annually	02/03/2027	USD	1,159	$760	$–	$760
								$760	$–	$760

The following table represents the top 50 individual stock exposures comprising the Custom Basket Total Return Swap as of September 30, 2023:

United States Custom Basket of Long Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

149,121	UNILEVER PLC	$7,585	$(209)	654.4%
111,716	CRH PLC	6,008	172	518.4
13,210	L OREAL	5,777	(291)	498.4
30,324	AIR LIQUIDE	5,436	(316)	469.0
8,662	ASML	5,168	(81)	445.9
504,881	STANDARD CHARTERED PLC	4,651	9	401.3
232,100	TOYOTA MOTOR CORP	4,429	(275)	382.1
178,953	UNICREDITO SPA	4,139	158	357.1
454,863	HSBC HOLDINGS PLC	3,555	18	306.7
30,029	VINCI SA	3,443	(112)	297.1
132,000	YAKULT HONSHA CO LTD	3,369	(163)	290.7
123,586	3I GROUP PLC	3,193	(73)	275.5
33,775	LEGRAND SA	3,138	(22)	270.8
103,300	CHUGAI PHARMACEUTICAL CO LTD	2,962	235	255.6
80,103	EXPERIAN PLC	2,792	(168)	240.9
15,802	SAFRAN SA	2,569	(88)	221.7
251,660	INFORMA PLC	2,371	(71)	204.6
294,695	B&M EUROPEAN VALUE RETAIL SA	2,108	(3)	181.9
72,296	COCA-COLA HBC AG-DI	2,048	(68)	176.7
157,601	SAGE GROUP PLC/THE	2,009	(111)	173.3
22,166	NEXT PLC	1,977	(7)	170.6
40,658	SPECTRIS PLC	1,700	(20)	146.7
61,270	HALMA PLC	1,631	(185)	140.7
35,553	WHITBREAD PLC	1,621	(121)	139.9
589,155	MARKS & SPENCER GROUP PLC	1,605	93	138.5
568,934	ROLLS-ROYCE HOLDINGS PLC	1,604	(73)	138.4

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Equity Fund (Continued)

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

106,000	CHUBU ELECTRIC POWER CO INC	$1,510	$(159)	130.3%
55,988	HIKMA PHARMACEUTICALS PLC	1,432	(8)	123.6
109,542	MEDIOBANCA	1,427	23	123.1
27,043	BERKELEY GROUP HOLDINGS/THE	1,411	(59)	121.7
37,673	ACCOR SA	1,392	(121)	120.1
38,570	RELX PLC	1,321	(16)	114.0
36,500	BUNZL PLC	1,293	7	111.6
6,590	DASSAULT AVIAT.	1,268	(26)	109.4
55,805	ABCAM PLC-SPON ADR	1,263	(3)	109.0
579,870	CENTRICA PLC	1,220	(129)	105.3
16,282	EURONEXT NV	1,132	3	97.7
9,151	NESTLE AG	1,076	(40)	92.8
5,156	SOPRA STERIA GROUP	1,063	4	91.7
32,871	AXA	1,030	(52)	88.9
38,752	ASSOCIATED BRITISH FOODS PLC	1,000	(24)	86.3
37,179	KLEPIERRE	988	(76)	85.2
6,918	GAMES WORKSHOP GROUP PLC	985	(91)	85.0
237,172	BALFOUR BEATTY PLC	977	(50)	84.3
14,741	TOTALENERGIES SE	973	(2)	84.0
14,706	ASHTEAD GROUP PLC	949	(53)	81.9
8,496	SODEXHO	925	(50)	79.8
26,648	SCOR S.A.	881	(52)	76.0
79,531	BRITVIC PLC	873	(29)	75.3
19,917	VERALLIA	861	(77)	74.3
10,994	KINGSPAN GROUP	805	20	69.5
250,000	MONEYSUPERMARKET.COM	788	(49)	68.0
442,375	TRITAX BIG BOX REIT PLC	781	(27)	67.4
171,754	BREEDON GROUP PLC	737	(49)	63.6
165,717	AIB GROUP	717	29	61.9
46,378	BURFORD CAPITAL LTD	690	(52)	59.5
596,418	CENTAMIN PLC	666	(60)	57.5
8,397	PUBLICIS	657	(21)	56.7
9,830	4IMPRINT GROUP PLC	623	6	53.8
9,818	AMUNDI SA	570	(17)	49.2
22,483	TECHNIP ENERGIES NV	562	(2)	48.5
92,482	BYTES TECHNOLOGY GROUP PLC	557	4	48.1
100,451	EASYJET PLC	555	(51)	47.9
17,428	SPIE SA - W/I	524	(14)	45.2
147,570	SAINSBURY (J) PLC	511	(57)	44.1
263,944	INTL CONSOLIDATED AIRLINE-DI	503	(27)	43.4
101,837	DOMINO'S PIZZA GROUP PLC	498	(31)	43.0
231,850	LONDONMETRIC PROPERTY PLC	498	(12)	43.0
12,816	DIPLOMA PLC	497	(28)	42.9
27,619	ELIS SA	497	(11)	42.9
4,920	EIFFAGE	489	(21)	42.2
21,716	INDIVIOR PLC	487	(17)	42.0

United States Custom Basket of Short Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(88,900)	KYOCERA CORP	$(4,600)	$88	(396.9)%
(215,800)	AOZORA BANK LTD	(4,552)	139	(392.8)
(197,600)	AEON CO LTD	(3,950)	30	(340.8)
(100,600)	KAO CORP	(3,845)	110	(331.8)
(100,200)	TAISEI CORP	(3,619)	93	(312.3)
(28,000)	COSMOS PHARMACEUTICAL CORP	(3,051)	186	(263.2)
(766,715)	NOKIA OYJ	(3,008)	117	(259.5)
(72,000)	TREND MICRO INC	(2,948)	218	(254.4)
(51,800)	NIPPON EXPRESS HOLDINGS INC	(2,730)	26	(235.5)

SEI Institutional International Trust

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(118,200)	SUMITOMO CORP	$(2,525)	$166	(217.9)%
(19,527)	SPIRAX-SARCO ENGINEERING PLC	(2,400)	134	(207.1)
(78,200)	KINTETSU GROUP HOLDINGS CO LTD	(2,388)	172	(206.0)
(140,000)	BROTHER INDUSTRIES LTD	(2,344)	88	(202.2)
(18,300)	FUJITSU LTD	(2,316)	162	(199.8)
(137,200)	MISUMI GROUP INC	(2,312)	168	(199.5)
(706,400)	YAMADA HOLDINGS CO LTD	(2,261)	90	(195.1)
(18,700)	NITORI HOLDINGS CO LTD	(2,229)	139	(192.3)
(55,600)	MCDONALDS HOLDINGS COJAPAN LTD	(2,177)	54	(187.8)
(144,300)	ASTELLAS PHARMA INC	(2,172)	170	(187.4)
(78,000)	DAI NIPPON PRINTING CO LTD	(2,141)	112	(184.7)
(146,100)	SEINO HOLDINGS CO LTD	(2,137)	89	(184.4)
(16,000)	HIROSE ELECTRIC CO LTD	(1,917)	63	(165.4)
(39,200)	HAMAMATSU PHOTONICS KK	(1,761)	110	(151.9)
(42,988)	QIAGEN NV	(1,724)	(15)	(148.7)
(233,200)	SHIMIZU CORP	(1,665)	43	(143.7)
(62,300)	SUMITOMO HEAVY IND LTD	(1,645)	65	(141.9)
(47,227)	UPM-KYMMENE OYJ	(1,618)	(2)	(139.6)
(86,300)	SCSK CORP	(1,543)	37	(133.1)
(92,527)	MONDI PLC	(1,533)	(14)	(132.3)
(84,100)	UBE CORP	(1,510)	92	(130.3)
(624,400)	SEVEN BANK LTD	(1,375)	76	(118.6)
(77,600)	USS CO LTD	(1,336)	53	(115.3)
(37,100)	AGC INC	(1,334)	32	(115.1)
(72,600)	IIDA GROUP HOLDINGS CO LTD	(1,328)	121	(114.6)
(124,900)	AMADA CO LTD	(1,324)	67	(114.2)
(136,000)	KS HOLDINGS CORP	(1,300)	52	(112.2)
(96,320)	SCA B	(1,284)	(43)	(110.8)
(184,500)	ASAHI KASEI CORP	(1,242)	83	(107.2)
(40,100)	SUZUKEN CO LTD	(1,224)	(17)	(105.6)
(30,677)	ORION OYJ B	(1,201)	(6)	(103.6)
(66,700)	YAMATO HOLDINGS CO LTD	(1,163)	76	(100.3)
(66,500)	KEWPIE CORP	(1,117)	48	(96.4)
(180,100)	THE HACHIJUNI BANK LTD	(1,093)	99	(94.3)
(556,600)	SATS LTD	(1,058)	(2)	(91.3)
(75,400)	OLYMPUS CORP	(1,042)	62	(89.9)
(96,002)	ST JAMES'S PLACE PLC	(1,028)	55	(88.7)
(135,200)	ANRITSU CORP	(1,018)	53	(87.8)
(906,200)	MAPLETREE PAN ASIA COMMERCIAL	(1,017)	70	(87.7)
(52,415)	EVONIK INDUSTR	(1,017)	57	(87.7)
(100,700)	LION CORP	(1,015)	21	(87.6)
(196,100)	LINK REIT	(948)	(12)	(81.8)
(100,500)	HAKUHODO DY HOLDINGS INC	(924)	98	(79.7)
(10,088)	SGS SA-REG	(923)	75	(79.6)
(58,600)	SEKISUI CHEMICAL CO LTD	(902)	58	(77.8)
(62,500)	MITSUBISHI ESTATE CO LTD	(879)	62	(75.8)
(50,100)	JAPAN POST INSURANCE CO LTD	(874)	41	(75.4)
(118,700)	SPORE EXCH	(865)	18	(74.6)
(27,100)	MABUCHI MOTOR CO LTD	(849)	39	(73.3)
(73,947)	NORDIC VLSI	(842)	72	(72.6)
(58,100)	NOK CORP	(830)	59	(71.6)
(63,000)	BENESSE HOLDINGS INC	(809)	38	(69.8)
(37,918)	GN STORE NORD	(726)	39	(62.6)
(355,000)	NEW WORLD DEV	(716)	27	(61.8)
(139,850)	SCHRODERS PLC	(715)	21	(61.7)
(400,000)	SINGAPORE TELECOMMUNICATIONS	(704)	(3)	(60.7)
(2,774)	SONOVA H AG ORD	(693)	35	(59.8)
(64,682)	ELECTROLUX B	(682)	10	(58.8)
(728,800)	SUNTEC REIT	(652)	34	(56.3)
(51,300)	USHIO INC	(643)	20	(55.5)

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Equity Fund (Concluded)

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(22,727)	CORPORACION ACCIONA ENERGIAS RENOVABLES	$(642)	$56	(55.4)%
(41,300)	KINDEN CORP	(621)	20	(53.6)
(54,655)	ALK-ABELL B	(619)	4	(53.4)
(75,235)	BILLERUD AB	(590)	(111)	(50.9)
(14,500)	SHO-BOND HOLDINGS CO LTD	(583)	13	(50.3)
(34,900)	FUJI CORP	(583)	41	(50.3)
(21,046)	SIGNIFY NV	(563)	(4)	(48.6)
(31,900)	MEITEC GROUP HOLDINGS INC	(559)	(18)	(48.2)
(143,495)	BANK OF QUEENSLAND LTD	(546)	15	(47.1)
(15,800)	HANWA CO LTD	(540)	38	(46.6)
(41,300)	AIR WATER INC	(530)	15	(45.7)
(30,800)	OSAKA GAS CO LTD	(530)	23	(45.7)
(104,517)	ERICSSON LM-B SHS	(527)	2	(45.5)
(5,518)	REPLY SPA	(520)	-	(44.9)
(18,467)	BOLIDEN	(514)	(20)	(44.3)
(74,864)	SES SA	(513)	23	(44.3)
(68,600)	NISSHINBO HOLDINGS INC	(512)	2	(44.2)
(27,500)	WELCIA HOLDINGS CO LTD	(499)	24	(43.1)
(63,152)	PENNON GROUP PLC	(499)	49	(43.1)
(127,951)	ATLAS ARTERIA	(494)	38	(42.6)
(336,105)	XINYI GLASS	(482)	48	(41.6)
(26,660)	LATOUR B	(468)	(4)	(40.4)
(32,800)	SG HOLDINGS CO LTD	(464)	44	(40.0)
(17,535)	ALSTOM	(452)	33	(39.0)
(5,783)	NEXI SPA	(37)	2	(3.2)

Percentages are based on Net Assets of $3,781,258 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
†	Investment in Affiliated Security (see Note 5).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	No interest rate available.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2023 was $7,071 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	3,381,846	243,475	–	3,625,321
Preferred Stock	25,628	–	–	25,628
Exchange Traded Fund	1,676	–	–	1,676
Rights	18	–	–	18
Affiliated Partnership	–	7,071	–	7,071
Cash Equivalent	34,469	–	–	34,469
Total Investments in Securities	3,443,637	250,546	–	3,694,183

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	87	–	–	87
Unrealized Depreciation	(540)	–	–	(540)
OTC Swap
Total Return Swap*
Unrealized Appreciation	–	760	–	760
Total Other Financial Instruments	(453)	760	–	307

*	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional International Trust

The following is a summary of the transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$113,836	$675,230	$(782,067)	$57	$15	$7,071	$721	$ —
SEI Daily Income Trust, Government Fund, Institutional Class	68,913	544,134	(578,578)	—	—	34,469	1,957	—
Totals	$182,749	$1,219,364	$(1,360,645)	$57	$15	$41,540	$2,678	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Equity Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.4%
Austria — 0.3%
Erste Group Bank AG	120,469	$4,186

Brazil — 4.5%
Ambev SA *	501,400	1,314
Ambev SA ADR *	1,050,057	2,709
Arcos Dorados Holdings Inc, Cl A	233,058	2,205
Azul SA ADR *	117,787	1,012
B3 SA - Brasil Bolsa Balcao	183,200	449
Banco Bradesco SA ADR *	108,725	310
Banco BTG Pactual SA *	128,361	796
Banco do Brasil SA	698,183	6,591
BB Seguridade Participacoes SA	129,034	806
Cia Energetica de Minas Gerais ADR	394,546	955
CPFL Energia SA	650,995	4,400
Cyrela Brazil Realty SA Empreendimentos e Participacoes	112,300	453
Engie Brasil Energia SA	70,117	581
Gerdau SA ADR	202,268	965
Klabin SA	130,703	625
Lojas Renner SA *	412,800	1,105
MercadoLibre Inc *	1,318	1,671
Multiplan Empreendimentos Imobiliarios SA *	507,100	2,497
Natura & Co Holding SA *	2,064,900	6,019
Petroleo Brasileiro SA ADR *	245,416	3,679
PRIO SA *	449,065	4,217
Raia Drogasil SA	85,515	472
Rumo SA	628,100	2,872
Sendas Distribuidora S/A	2,249,900	5,480
SLC Agricola SA	28,792	226
Suzano SA	44,183	477

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Telefonica Brasil SA	55,222	$474
TIM SA/Brazil	501,400	1,498
TIM SA/Brazil ADR (A)	38,243	570
Ultrapar Participacoes SA	42,256	159
Vale SA	195,700	2,639
Vale SA ADR, Cl B	157,413	2,109
WEG SA	315,853	2,293
YDUQS Participacoes SA	312,800	1,238
		63,866

Canada — 0.1%
Ivanhoe Mines Ltd, Cl A *	170,233	1,466

Chile — 0.7%
Banco de Chile	59,089,197	5,985
Banco Santander Chile ADR	7,331	135
Cencosud SA	220,791	416
Enel Chile ADR	72,258	214
Enel Chile SA	35,066,953	2,120
Sociedad Quimica y Minera de Chile SA ADR	5,033	300
		9,170

China — 25.9%
37 Interactive Entertainment Network Technology Group Co Ltd, Cl A	1,523,600	4,554
3SBio Inc	497,592	416
Agricultural Bank of China Ltd, Cl H	13,609,000	5,060
Alibaba Group Holding Ltd *	3,882,972	42,095
Aluminum Corp of China Ltd, Cl A	833,082	718
Anhui Conch Cement Co Ltd, Cl H	797,500	2,110
Anhui Yingjia Distillery, Cl A	125,900	1,274
ANTA Sports Products Ltd	55,024	616
Avary Holding Shenzhen, Cl A	142,300	397
Baidu Inc ADR *	74,584	10,020
Bank of Beijing, Cl A	771,502	489
Bank of China Ltd, Cl H	14,975,701	5,217
Bank of Communications Co Ltd, Cl H	4,166,707	2,516
Bank of Jiangsu Co Ltd, Cl A	734,392	724
Baoshan Iron & Steel Co Ltd, Cl A	489,876	409
BBMG Corp, Cl A	665,673	201
BeiGene Ltd ADR *	881	158
Beijing Enterprises Holdings Ltd	657,404	2,261
Beijing Tongrentang, Cl A	22,800	171
BOE Technology Group Co Ltd, Cl A	1,041,700	552
Bosideng International Holdings Ltd	4,066,050	1,745
Budweiser Brewing Co APAC Ltd	906,000	1,780
BYD Co Ltd, Cl H	210,756	6,493
BYD Electronic International Co Ltd	597,500	2,714
China CITIC Bank Corp Ltd, Cl H	1,020,874	474
China Communications Services Corp Ltd, Cl H	6,540,712	2,744
China Construction Bank Corp, Cl H	13,522,513	7,601
China Everbright Bank, Cl A	637,500	268
China Everbright Bank Co Ltd, Cl H	4,398,900	1,317

SEI Institutional International Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Hongqiao Group Ltd	53,499	$52
China Life Insurance Co Ltd, Cl H	174,628	271
China Medical System Holdings Ltd	2,383,990	3,598
China Meidong Auto Holdings Ltd	4,508,000	2,463
China Merchants Securities Co Ltd, Cl A	237,776	457
China Overseas Land & Investment Ltd	1,976,500	4,083
China Pacific Insurance Group Co Ltd, Cl H	321,858	801
China Petroleum & Chemical Corp, Cl H	4,006,981	2,179
China Resources Land Ltd	3,547,455	14,086
China Shenhua Energy Co Ltd, Cl H	92,624	300
China Tower Corp Ltd, Cl H	6,790,000	649
Chinasoft International Ltd	733,101	520
Chongqing Brewery Co Ltd, Cl A	176,000	2,059
CITIC Ltd	270,605	248
CITIC Securities Co Ltd, Cl H	920,000	1,857
CMOC Group Ltd, Cl A	2,428,000	1,975
Contemporary Amperex Technology Co Ltd, Cl A	8,127	227
Daqin Railway Co Ltd, Cl A	526,000	525
Dongfeng Motor Group Co Ltd, Cl H	3,584,000	1,410
Focus Media Information Technology Co Ltd, Cl A	488,275	479
Foshan Haitian Flavouring & Food Co Ltd, Cl A	1,172,985	6,144
Fuyao Glass Industry Group Co Ltd, Cl H	128,000	585
Ganfeng Lithium Group, Cl A	98,000	602
Great Wall Motor Co Ltd, Cl H	812,500	963
Gree Electric Appliances Inc of Zhuhai, Cl A	117,926	588
GRG Banking Equipment, Cl A	172,800	287
Guangzhou Automobile Group Co Ltd, Cl H	4,654,000	2,293
Guangzhou Kingmed Diagnostics Group Co Ltd, Cl A	451,383	3,868
H World Group Ltd ADR *	7,728	305
Haidilao International Holding Ltd	2,653,500	7,074
Haier Smart Home Co Ltd, Cl A	986,261	3,206
Haier Smart Home Co Ltd, Cl H	2,144,859	6,703
Hangzhou Robam Appliances Co Ltd, Cl A	57,800	214
Heilongjiang Agriculture, Cl A	264,318	477
Heilongjiang Agriculture Co Ltd, Cl A	554,882	1,001
Huayu Automotive Systems Co Ltd, Cl A	152,175	392
Humanwell Healthcare Group, Cl A	110,100	366
Industrial & Commercial Bank of China Ltd, Cl H	27,324,267	13,104
Inner Mongolia ERDOS Resources Co Ltd, Cl A	21,140	27
Inner Mongolia Junzheng Energy & Chemical Industry Group Co Ltd, Cl A	26,598	15
iQIYI Inc ADR *	1,564,351	7,415
JD.com Inc ADR	45,130	1,315
JD.com Inc, Cl A	90,700	1,319
Jiangsu Yuyue Medical Equipment & Supply, Cl A	105,100	496
Jiangxi Copper Co Ltd, Cl A	582,200	1,538

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Jointown Pharmaceutical Group Co Ltd, Cl A	397,916	$590
JOYY Inc ADR	8,956	341
KE Holdings Inc ADR *	16,744	260
Kingsoft Corp Ltd	402,500	1,450
Kuaishou Technology, Cl B *	106,770	849
Kunlun Energy Co Ltd	7,726,635	6,648
Kweichow Moutai Co Ltd, Cl A	1,694	420
Lenovo Group Ltd	2,796,000	2,867
Li Auto Inc ADR *	46,611	1,662
Li Ning Co Ltd	64,198	268
Lingyi iTech Guangdong, Cl A	519,500	407
Lufax Holding Ltd ADR	792,159	840
Meituan, Cl B *	715,615	10,358
MINISO Group Holding ADR	16,194	419
NARI Technology Co Ltd, Cl A	540,696	1,645
NetEase Inc	957,230	19,191
NetEase Inc ADR	24,408	2,445
New Oriental Education & Technology Group Inc *	217,964	1,290
Nongfu Spring Co Ltd, Cl H	84,200	483
Offshore Oil Engineering Co Ltd, Cl A	407,100	362
PDD Holdings Inc ADR *	32,409	3,178
People's Insurance Co Group of China Ltd/The, Cl H	1,924,371	688
PetroChina Co Ltd, Cl H	6,063,728	4,544
PICC Property & Casualty Co Ltd, Cl H	8,697,638	11,136
Ping An Insurance Group Co of China Ltd, Cl A	789,914	5,266
Ping An Insurance Group Co of China Ltd, Cl H	2,135,384	12,110
Satellite Chemical Co Ltd, Cl A *	125,497	264
SDIC Capital, Cl A	173,752	164
SF Holding Co Ltd, Cl A	433,800	2,438
Shandong Weigao Group Medical Polymer Co Ltd, Cl H	1,479,101	1,296
Shanghai Construction Group, Cl A	619,800	234
Shanghai Electric Group, Cl A *	480,200	308
Shanghai Rural Commercial Bank Co Ltd, Cl A	584,571	484
Shanxi Lu'an Environmental Energy Development Co Ltd, Cl A	130,600	341
Shenzhen Envicool Technology, Cl A	529,208	1,910
Shenzhen International Holdings Ltd	18,203	11
Shenzhen Transsion Holdings, Cl A	18,000	361
Sinopharm Group Co Ltd, Cl H	272,822	791
Sinotruk Hong Kong Ltd	39,977	77
Tencent Holdings Ltd	519,524	20,137
Tongcheng Travel Holdings *	24,877	54
Topsports International Holdings Ltd	5,589,541	4,225
TravelSky Technology Ltd, Cl H	130,818	226
Trip.com Group Ltd *	121,850	4,294
Trip.com Group Ltd ADR *	12,837	449

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tsingtao Brewery Co Ltd, Cl A	48,180	$578
Uni-President China Holdings Ltd	185,190	130
Vipshop Holdings Ltd ADR *	644,174	10,313
Weichai Power Co Ltd, Cl H	465,000	630
Western Mining, Cl A	425,886	751
Wuchan Zhongda Group Co Ltd, Cl A	654,800	426
Wuxi Biologics Cayman Inc *	125,221	728
Xiaomi Corp, Cl B *	920,192	1,441
Xinyi Solar Holdings Ltd	3,896,458	2,896
Yadea Group Holdings Ltd	1,620,439	3,000
Yangzijiang Shipbuilding Holdings Ltd	487,062	592
Youngor Group, Cl A	302,700	295
Yuexiu Property Co Ltd	398,165	458
Yum China Holdings Inc	74,224	4,136
Yunnan Aluminium, Cl A	161,185	334
Yutong Bus, Cl A	129,100	235
Zhejiang Expressway Co Ltd, Cl H	1,420,000	1,057
Zhejiang Supor Co Ltd, Cl A *	65,322	435
Zhongjin Gold, Cl A	224,553	335
Zhongsheng Group Holdings Ltd	767,000	2,147
Zijin Mining Group Co Ltd, Cl H	434,798	659
Zoomlion Heavy Industry Science and Technology, Cl A	719,900	677
ZTE Corp, Cl H	99,985	301
ZTO Express Cayman Inc ADR *	19,724	477
		364,442

Colombia — 0.0%
Bancolombia SA ADR, Cl R	18,154	484

Czech Republic — 0.0%
Komercni banka AS	4,100	120

Greece — 0.8%
Alpha Services and Holdings SA *	3,749,183	4,996
Eurobank Ergasias Services and Holdings SA *	2,912,615	4,499
Hellenic Telecommunications Organization SA	30,511	446
JUMBO SA *	22,624	623
Motor Oil Hellas Corinth Refineries SA	24,059	610
National Bank of Greece SA *	71,854	406
OPAP SA	17,846	300
		11,880

Hong Kong — 1.0%
AIA Group Ltd	877,200	7,093
Chaoda Modern Agriculture Holdings Ltd *	2,056,181	6
China High Precision Automation Group Ltd *	1,385,624	40
Galaxy Entertainment Group Ltd *	431,000	2,579
Vitasoy International Holdings Ltd	3,506,000	4,237
WH Group Ltd	304,507	159
		14,114

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hungary — 1.3%
MOL Hungarian Oil & Gas PLC	550,911	$4,197
OTP Bank Nyrt	272,432	9,879
Richter Gedeon Nyrt	184,583	4,486
		18,562

India — 12.6%
Angel One	13,209	294
Apollo Tyres Ltd	66,980	297
Ashok Leyland Ltd	2,643,100	5,634
Asian Paints Ltd	13,970	532
Aurobindo Pharma Ltd	29,824	328
Axis Bank Ltd	105,809	1,321
Bajaj Auto Ltd	12,914	787
Bajaj Finance Ltd	11,332	1,066
Bank of Baroda	185,732	479
Bharat Electronics Ltd	543,097	905
Bharat Petroleum Corp Ltd	103,828	433
Bharti Airtel Ltd	454,484	5,070
Bosch Ltd	630	144
Britannia Industries Ltd	7,846	429
Canara Bank	495,200	2,244
Cholamandalam Investment and Finance Co Ltd	21,157	310
Coal India Ltd	291,642	1,037
Container Corp Of India Ltd	69,506	599
Divi's Laboratories Ltd	13,400	608
DLF Ltd	654,999	4,188
Dr Reddy's Laboratories Ltd ADR	114,279	7,642
Exide Industries Ltd	781,286	2,452
Federal Bank Ltd	173,676	308
GAIL India Ltd	340,029	509
Grasim Industries Ltd	30,502	713
HCL Technologies Ltd	766,612	11,399
HDFC Asset Management Co Ltd	51,234	1,633
HDFC Bank Ltd	632,071	11,618
HDFC Bank Ltd ADR	110,471	6,519
Hero MotoCorp Ltd	142,778	5,257
Hindalco Industries Ltd	110,106	653
Hindustan Aeronautics	30,158	700
Hindustan Unilever Ltd	27,588	819
ICICI Bank Ltd	249,025	2,855
ICICI Bank Ltd ADR	567,343	13,117
IndiaMart InterMesh	60,268	2,088
Indian Oil Corp Ltd	408,776	448
Indraprastha Gas Ltd	126,189	691
Infosys Ltd	172,492	2,982
Infosys Ltd ADR	487,047	8,333
ITC Ltd	271,253	1,452
Jindal Steel & Power Ltd	91,654	774
Jio Financial Services *	139,783	389
JSW Energy	435,755	2,295
JSW Steel Ltd	29,834	280

SEI Institutional International Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kotak Mahindra Bank Ltd	21,770	$455
KPIT Technologies Ltd	232,652	3,228
L&T Finance Holdings	198,131	318
Larsen & Toubro Ltd	53,760	1,957
Life Insurance Corp of India	65,529	513
Lupin	22,688	320
Mahindra & Mahindra GDR	258,934	4,881
Mahindra & Mahindra Ltd	43,754	819
Manappuram Finance Ltd	177,099	320
Maruti Suzuki India Ltd	34,546	4,414
Max Healthcare Institute	44,799	306
MRF	329	425
Muthoot Finance Ltd	32,304	487
Nestle India Ltd	2,693	730
NTPC Ltd	366,016	1,082
Oil & Natural Gas Corp Ltd	447,259	1,033
Petronet LNG Ltd	1,192,652	3,446
PI Industries	7,390	307
Polycab India	7,412	477
Power Finance Corp Ltd	285,588	866
Power Grid Corp of India Ltd	2,131,627	5,128
Reliance Industries Ltd	288,589	8,149
SBI Life Insurance Co Ltd	46,655	733
Shriram Transport Finance Co Ltd	123,927	2,864
Siemens Ltd	10,829	479
Sobha Ltd	246,988	2,099
State Bank of India	144,218	1,040
Sun Pharmaceutical Industries Ltd	22,649	316
Tata Consultancy Services Ltd	118,876	5,051
Tata Motors Ltd	147,595	1,120
Tata Steel Ltd	546,192	848
Tech Mahindra Ltd	24,029	354
Titan Co Ltd	7,202	273
Torrent Pharmaceuticals Ltd	72,388	1,682
UltraTech Cement Ltd	11,515	1,145
UPL Ltd	435,002	3,228
Wipro Ltd	59,534	291
WNS Holdings Ltd ADR *	7,788	533
Zomato *	1,929,746	2,359
		176,707

Indonesia — 2.9%
Ace Hardware Indonesia Tbk PT	34,378,000	1,668
Aneka Tambang Tbk	17,257,900	2,027
Astra International Tbk PT	1,762,352	710
Bank Central Asia Tbk PT	13,541,426	7,732
Bank Mandiri Persero Tbk PT	1,737,487	677
Bank Negara Indonesia Persero Tbk PT	981,855	656
Bank Rakyat Indonesia Persero Tbk PT	49,154,009	16,618
Indofood CBP Sukses Makmur Tbk PT	850,160	609
Indofood Sukses Makmur Tbk PT	2,986,985	1,281
Kalbe Farma Tbk PT	47,441,800	5,387
Merdeka Battery Materials *	28,172,000	1,468

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sumber Alfaria Trijaya Tbk PT	4,030,500	$772
Telkom Indonesia Persero Tbk PT	2,259,367	548
United Tractors Tbk PT	377,099	689
		40,842

Japan — 0.4%
Unicharm Corp	140,600	4,985

Jordan — 0.2%
Hikma Pharmaceuticals PLC	95,822	2,442

Kuwait — 0.1%
Kuwait Finance House KSCP	187,234	443
National Bank of Kuwait SAKP	239,832	703
		1,146

Malaysia — 0.7%
CIMB Group Holdings Bhd	674,132	779
Gamuda Bhd	2,938,860	2,773
Malayan Banking Bhd	908,500	1,701
Petronas Dagangan Bhd	44,500	212
Public Bank Bhd	5,168,000	4,469
		9,934

Mexico — 3.0%
Alsea SAB de CV *	1,000,900	3,663
America Movil SAB de CV ADR	52,708	913
Arca Continental SAB de CV	68,201	623
Banco del Bajio SA	64,593	203
Cemex SAB de CV ADR *	464,765	3,021
Coca-Cola Femsa SAB de CV	72,800	570
Fibra Uno Administracion SA de CV ‡	432,314	725
Fomento Economico Mexicano SAB de CV	828,900	9,062
Fomento Economico Mexicano SAB de CV ADR	15,629	1,706
Gruma SAB de CV, Cl B	95,767	1,640
Grupo Aeroportuario del Centro Norte SAB de CV, Cl B	112,200	1,223
Grupo Financiero Banorte SAB de CV, Cl O	1,649,118	13,861
Grupo Mexico SAB de CV, Ser B	596,984	2,829
Promotora y Operadora de Infraestructura SAB de CV	112,091	1,002
Ternium SA ADR	7,115	284
Vista Energy ADR *	13,921	423
Wal-Mart de Mexico SAB de CV	118,710	449
		42,197

Panama — 0.2%
Copa Holdings SA, Cl A	27,144	2,419

Peru — 0.0%
Credicorp Ltd	1,871	239

Philippines — 0.3%
BDO Unibank Inc	1,452,921	3,644

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
International Container Terminal Services Inc	56,864	$208
		3,852

Poland — 1.0%
Bank Polska Kasa Opieki SA	125,276	2,897
KGHM Polska Miedz SA	150,883	3,870
LPP SA	800	2,383
ORLEN SA	137,339	1,847
PGE Polska Grupa Energetyczna SA *	93,064	160
Powszechny Zaklad Ubezpieczen SA	373,758	3,542
		14,699

Qatar — 0.1%
Commercial Bank PSQC/The	329,639	489
Ooredoo QPSC	202,224	594
Qatar Islamic Bank SAQ	82,629	421
Qatar National Bank QPSC	62,541	265
		1,769

Russia — 0.0%
Alrosa PJSC (B)	605,728	–
Gazprom PJSC *	279,264	–
Gazprom PJSC ADR *	35,029	–
LUKOIL PJSC	109,206	–
Magnit PJSC GDR *	83,607	–
Mobile TeleSystems PJSC	1,398,028	–
Rosneft Oil Co PJSC (B)	230,389	–
Sberbank of Russia PJSC	417,388	–
Sberbank of Russia PJSC ADR *	58,444	–
Surgutneftegas PJSC ADR *(A)	501,658	–
		—

Saudi Arabia — 1.9%
Al Rajhi Bank	41,642	754
Alinma Bank	45,993	410
Arab National Bank	87,962	563
Arabian Centres	54,013	287
Arabian Drilling Co	44,440	2,223
Banque Saudi Fransi	167,896	1,635
Bupa Arabia for Cooperative Insurance Co	7,425	412
Dr Sulaiman Al Habib Medical Services Group Co	4,732	297
Elm Co	4,047	842
Etihad Etisalat Co	345,447	4,104
Leejam Sports Co JSC	16,142	612
National Industrialization Co *	38,674	131
National Medical Care	5,542	181
Riyad Bank	67,167	497
SABIC Agri-Nutrients Co	41,985	1,490
Sahara International Petrochemical Co	49,293	498
Saudi Airlines Catering	81,024	2,225
Saudi Arabian Oil Co	235,773	2,197
Saudi Aramco Base Oil	10,340	410

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Saudi Awwal Bank	110,815	$1,020
Saudi Basic Industries Corp	14,446	318
Saudi National Bank/The	352,900	3,088
Saudi Telecom Co	303,463	3,043
		27,237

South Africa — 3.7%
African Rainbow Minerals Ltd	28,717	259
Anglo American PLC	78,948	2,201
AVI Ltd	1,620,445	6,420
Bid Corp Ltd	16,118	361
Bidvest Group Ltd/The	206,220	2,986
Capitec Bank Holdings Ltd	48,057	4,378
Exxaro Resources Ltd	21,261	195
FirstRand Ltd	480,582	1,629
Gold Fields Ltd	47,683	520
Gold Fields Ltd ADR	204,434	2,220
Growthpoint Properties Ltd ‡	766,836	429
Harmony Gold Mining Co Ltd ADR	96,946	365
Impala Platinum Holdings Ltd	19,677	103
Kumba Iron Ore Ltd	54,546	1,317
MTN Group Ltd	48,722	292
Naspers, Cl N *	138,794	22,290
Nedbank Group Ltd	233,523	2,508
NEPI Rockcastle	65,262	361
Old Mutual Ltd	2,040,592	1,306
Sanlam Ltd	181,131	631
Sibanye Stillwater Ltd	328,658	510
Standard Bank Group Ltd	106,729	1,041
		52,322

South Korea — 12.5%
BGF retail Co Ltd	18,633	1,948
CJ CheilJedang Corp	16,065	3,647
Classys	9,861	275
Cosmax Inc *	34,546	3,299
Coway Co Ltd	74,885	2,286
DB HiTek Co Ltd	8,811	319
DB Insurance Co Ltd	10,692	708
Doosan Bobcat Inc	15,466	584
Doosan Enerbility Co Ltd *	56,188	683
Eugene Technology	28,846	821
GS Holdings Corp	16,037	473
HAESUNG DS Co Ltd	6,228	259
Hana Financial Group Inc	434,601	13,615
Hankook Tire & Technology Co Ltd	105,463	3,085
Hanmi Pharm Co Ltd	1,399	310
Hanon Systems	128,997	899
Hanwha Aerospace Co Ltd	1,833	142
HD Hyundai Co Ltd	8,741	429
HPSP Co Ltd (A)	93,525	2,084
Hugel Inc *	2,024	187
Hyundai Glovis Co Ltd	4,512	616

SEI Institutional International Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hyundai Marine & Fire Insurance Co Ltd	18,927	$455
Hyundai Mobis Co Ltd	14,936	2,658
Hyundai Motor Co	6,319	894
Hyundai Steel Co	60,337	1,697
Industrial Bank of Korea	77,564	644
KB Financial Group Inc	28,914	1,179
Kia Corp	267,861	16,123
Korea Aerospace Industries Ltd	18,050	652
Korea Shipbuilding & Offshore Engineering Co Ltd *	3,757	309
Kumho Petrochemical Co Ltd	5,753	571
LG Chem Ltd	14,641	5,361
LG Corp	148,254	9,216
LG Electronics Inc	97,530	7,277
LG Energy Solution Ltd *	821	290
LG Uplus Corp	574,831	4,414
Meritz Financial Group	8,233	337
NAVER Corp	19,874	2,971
NCSoft Corp	4,677	769
NH Investment & Securities Co Ltd	376,345	2,849
NongShim Co Ltd	953	333
Orion Corp/Republic of Korea	20,577	1,961
Pan Ocean Co Ltd	596,067	2,182
POSCO Holdings Inc	9,242	3,641
Samsung C&T Corp	42,570	3,394
Samsung Electronics Co Ltd	1,138,478	57,555
Samsung SDI Co Ltd	5,909	2,233
Samsung SDS Co Ltd	4,565	457
Samsung Securities	16,234	442
SK Hynix Inc	90,203	7,637
Woori Financial Group Inc	81,074	735
Youngone Corp	10,516	376
		176,281

Taiwan — 12.9%
Accton Technology Corp	23,000	353
Acer Inc	263,000	296
Advantech	443,000	4,743
Alchip Technologies Ltd	25,000	2,096
AP Memory Technology	154,000	1,833
ASE Technology Holding Co Ltd	293,664	1,002
Catcher Technology Co Ltd	138,826	786
Cathay Financial Holding Co Ltd	591,000	816
Chailease Holding Co Ltd	396,936	2,229
Cheng Shin Rubber Industry Co Ltd	277,500	366
Chroma ATE Inc	285,000	2,444
Chunghwa Telecom Co Ltd	83,031	298
Compal Electronics Inc	322,689	307
CTBC Financial Holding Co Ltd	16,939,817	12,870
Delta Electronics Inc	876,000	8,823
Elite Material Co Ltd	137,000	1,822
Far EasTone Telecommunications Co Ltd	182,000	410
Feng TAY Enterprise Co Ltd	36,400	207

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Financial Holding Co Ltd	521,180	$429
Formosa Plastics Corp	296,501	733
Foxconn Technology Co Ltd	179,000	320
Fubon Financial Holding Co Ltd	2,434,807	4,584
Hon Hai Precision Industry Co Ltd	575,631	1,855
Largan Precision Co Ltd	4,738	314
Lite-On Technology Corp	72,636	274
Macronix International Co Ltd	4,520,000	4,432
Makalot Industrial Co Ltd	64,000	667
MediaTek Inc	99,443	2,274
Mega Financial Holding Co Ltd	924,072	1,080
Micro-Star International Co Ltd	1,155,353	5,878
MPI	85,000	541
Nan Ya Plastics Corp	446,209	921
Nanya Technology Corp	66,000	135
Nien Made Enterprise Co Ltd	122,000	1,171
Novatek Microelectronics Corp	73,293	962
Pegatron Corp	120,304	286
Pou Chen Corp	496,429	441
Powertech Technology Inc	93,000	293
President Chain Store Corp	37,947	308
Quanta Computer Inc	240,000	1,796
Radiant Opto-Electronics Corp	147,169	561
Realtek Semiconductor Corp	45,000	553
SinoPac Financial Holdings Co Ltd	500,209	270
Supreme Electronics Co Ltd	290,000	495
Taishin Financial Holding Co Ltd	1,067,249	592
Taiwan Cooperative Financial Holding Co Ltd	289,800	230
Taiwan Semiconductor Manufacturing Co Ltd	4,167,470	67,956
Taiwan Semiconductor Manufacturing Co Ltd ADR	153,715	13,358
Unimicron Technology Corp	950,000	5,126
Uni-President Enterprises Corp	4,547,875	9,885
United Microelectronics Corp	4,044,967	5,680
Voltronic Power Technology	5,500	271
Winbond Electronics Corp	284,134	223
Wiwynn Corp	78,642	3,667
WPG Holdings Ltd	246,000	462
Yuanta Financial Holding Co Ltd	1,262,090	980
Zhen Ding Technology Holding Ltd	122,712	375
		182,079

Thailand — 2.1%
Advanced Info Service PCL NVDR	130,900	820
Bangkok Bank PCL NVDR	124,369	572
Bangkok Chain Hospital NVDR	505,722	274
Bangkok Dusit Medical Services PCL NVDR	38	–
Bumrungrad Hospital PCL NVDR	85,163	627
Chularat Hospital PCL NVDR	2	–
CP ALL PCL NVDR	273,900	455
Hana Microelectronics NVDR	599,900	980

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kasikornbank PCL NVDR	1,753,700	$6,068
Krung Thai Bank PCL NVDR	1,114,230	581
Minor International PCL NVDR	643,200	552
PTT Exploration & Production PCL	1,571,300	7,379
PTT Exploration & Production PCL NVDR	60,260	283
PTT Oil & Retail Business	6,832,800	3,509
PTT PCL NVDR	6,316,000	5,811
Supalai PCL NVDR	660,915	365
Thanachart Capital PCL NVDR	390,911	537
		28,813

Turkey — 0.7%
BIM Birlesik Magazalar AS	311,724	3,123
Haci Omer Sabanci Holding AS	240,277	523
KOC Holding AS	510,697	2,733
Tofas Turk Otomobil Fabrikasi AS	45,433	490
Turk Hava Yollari AO *	78,921	698
Turkcell Iletisim Hizmetleri AS	816,148	1,587
Turkiye Sise ve Cam Fabrikalari AS	292,200	582
		9,736

United Arab Emirates — 2.2%
Abu Dhabi Islamic Bank PJSC	256,334	786
Aldar Properties PJSC	1,003,119	1,573
Dubai Islamic Bank PJSC	2,715,167	4,325
Emaar Properties PJSC	6,843,299	14,976
Emirates NBD Bank PJSC	1,190,803	5,771
Emirates Telecommunications Group Co PJSC	102,440	570
Fertiglobe plc	2,375,650	2,257
		30,258

United Kingdom — 0.6%
Unilever PLC	179,874	8,918

United States — 0.3%
Globant SA *	12,519	2,477
NAC Kazatomprom JSC GDR	36,042	1,532
		4,009

Vietnam — 0.4%
Vinhomes JSC *	2,647,400	4,956

Total Common Stock
(Cost $1,248,138) ($ Thousands)		1,314,130

PREFERRED STOCK — 3.9%
Brazil — 2.6%
Banco Bradesco SA *(C)	2,156,500	6,140
Cia Energetica de Minas Gerais (C)	1,006,539	2,490
Itau Unibanco Holding SA *(C)	309,981	1,683
Itau Unibanco Holding SA ADR *(C)	2,887,052	15,503
Itausa SA *(C)	220,448	398

Description	Shares		Market Value ($ Thousands)
PREFERRED STOCK (continued)
Petroleo Brasileiro SA ADR, Cl A (C)		736,238	$10,094
			36,308

South Korea — 1.3%
Hyundai Motor Co (C)		79,876	6,236
LG Chem Ltd (C)		13,313	3,063
LG Electronics Inc (C)		36,988	1,237
Samsung Electronics Co Ltd (C)		209,079	8,423
			18,959

Total Preferred Stock
(Cost $55,680) ($ Thousands)			55,267

	Face Amount (Thousands)
DEBENTURE BOND — 0.0%
Brazil — 0.0%
Vale SA, Ser 1997
1.641%, (D)(E)	BRL	8	–

Total Debenture Bond
(Cost $—) ($ Thousands)			–

	Shares
AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, LP
5.410% **†(F)		2,566,956	2,574

Total Affiliated Partnership
(Cost $2,567) ($ Thousands)			2,574

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†		23,146,052	23,146

Total Cash Equivalent
(Cost $23,146) ($ Thousands)			23,146

Total Investments in Securities — 99.1%
(Cost $1,329,531) ($ Thousands)			$1,395,117

SEI Institutional International Trust

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation(Thousands)
Long Contracts
MSCI Emerging Markets	480	Dec-2023	$23,699	$22,932	$(767)

Percentages are based on Net Assets of $1,407,218 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
†	Investment in Affiliated Security (see Note 5).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	No interest rate available.
(D)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(E)	Perpetual security with no stated maturity date.
(F)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2023 was $2,574 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	584,274	729,856	–	^	1,314,130
Preferred Stock	36,308	18,959	–		55,267
Debenture Bond	–	–	–		–
Affiliated Partnership	–	2,574	–		2,574
Cash Equivalent	23,146	–	–		23,146
Total Investments in Securities	643,728	751,389	–		1,395,117

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(767)	–	–	(767)
Total Other Financial Instruments	(767)	–	–	(767)

^One security with market value of $0.

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Equity Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$8,462	$161,625	$(167,523)	$3	$7	$2,574	$192	$—
SEI Daily Income Trust, Government Fund, Institutional Class	19,914	268,364	(265,132)	—	—	23,146	910	—
Totals	$28,376	$429,989	$(432,655)	$3	$7	$25,720	$1,102	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS — 93.1%
Australia — 2.5%
Australia Government Bond
4.750%, 04/21/2027	AUD	1,070	$705
4.500%, 04/21/2033		1,193	772
3.750%, 04/21/2037		393	231
3.250%, 04/21/2025		843	536
3.250%, 04/21/2029		898	553
3.000%, 03/21/2047		1,125	538
2.750%, 05/21/2041		2,334	1,143
2.500%, 05/21/2030		1,401	812
2.250%, 05/21/2028		33	20
1.750%, 06/21/2051		1,514	516
0.500%, 09/21/2026		2,364	1,374
Commonwealth Bank of Australia
0.125%, 10/15/2029	EUR	270	230
Commonwealth Bank of Australia MTN
0.500%, 07/27/2026		410	395
Glencore Capital Finance DAC MTN
0.750%, 03/01/2029		450	388
Glencore Finance Europe MTN
1.500%, 10/15/2026		120	117
National Australia Bank
5.000%, 03/11/2024	AUD	750	485
0.010%, 01/06/2029	EUR	388	337
National Australia Bank MTN
2.250%, 06/06/2025		206	212
0.875%, 02/19/2027		355	340
New South Wales Treasury
3.500%, 11/20/2037	AUD	1,166	615
Treasury Corp of Victoria MTN
2.000%, 11/20/2037		1,335	571

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Westpac Banking MTN
1.250%, 01/14/2033	EUR	310	$261
			11,151

Austria — 0.8%
Republic of Austria Government Bond (A)
4.150%, 03/15/2037		561	625
2.900%, 02/20/2033		603	611
2.100%, 09/20/2117		122	81
1.500%, 02/20/2047		593	415
0.750%, 10/20/2026		865	852
Republic of Austria Government Bond, Ser 97-6
6.250%, 07/15/2027		663	776
			3,360

Belgium — 1.1%
Ageas
1.875%, 11/24/2051 (B)		200	153
Anheuser-Busch InBev MTN
9.750%, 07/30/2024	GBP	250	314
KBC Group
4.250%, EUSA5 + 3.594% (B)(C)	EUR	200	182
Kingdom of Belgium Government Bond
4.250%, 03/28/2041 (A)		30	34
3.750%, 06/22/2045		419	435
3.450%, 06/22/2043 (A)		719	714
3.300%, 06/22/2054 (A)		367	342
3.000%, 06/22/2034 (A)		580	585
1.600%, 06/22/2047 (A)		41	28
0.900%, 06/22/2029 (A)		866	811
0.350%, 06/22/2032 (A)		1,587	1,299
			4,897

Brazil — 0.0%
OEC Finance
7.125%cash/0% PIK, 12/26/2046		$195	14
4.375%cash/0% PIK, 10/25/2029		119	5
			19

Canada — 8.3%
Bank of Montreal MTN
0.125%, 01/26/2027	EUR	906	849
Bank of Nova Scotia
0.010%, 03/18/2025		326	326
0.010%, 01/14/2027		362	338
Bell Telephone of Canada or Bell Canada MTN
5.150%, 02/09/2053	CAD	175	114
3.000%, 03/17/2031		465	285
Canada Housing Trust No. 1
2.100%, 09/15/2029 (A)		2,190	1,419
Canadian Government Bond
3.500%, 12/01/2045		556	385

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
3.250%, 09/01/2028	CAD	2,468	$1,745
2.750%, 06/01/2033		323	215
2.750%, 12/01/2048		400	243
2.750%, 12/01/2048		19	12
2.500%, 06/01/2024		509	370
2.500%, 12/01/2032		643	419
2.250%, 06/01/2029		2,172	1,459
2.000%, 06/01/2032		1,046	658
1.750%, 12/01/2053		517	241
1.500%, 06/01/2026 (D)		5,843	3,997
0.500%, 12/01/2030		1,028	592
Canadian Government Real Return Bond
4.000%, 12/01/2031		333	278
Canadian Pacific Railway
1.350%, 12/02/2024		$805	763
Canadian When Issued Government Bond
2.000%, 12/01/2051	CAD	1,816	920
CDP Financial
1.125%, 04/06/2027 (A)	EUR	1,062	1,030
CPPIB Capital MTN
0.250%, 04/06/2027		1,765	1,665
CU MTN
5.896%, 11/20/2034	CAD	586	448
Dollarama
5.533%, 09/26/2028		471	348
Enbridge Pipelines MTN
2.820%, 05/12/2031		400	242
Loblaw
5.008%, 09/13/2032		483	342
Metro
4.657%, 02/07/2033		490	337
OMERS Finance Trust (A)
4.000%, 04/20/2028		$250	238
3.500%, 04/19/2032		555	483
Ontario Teachers' Finance Trust
2.000%, 04/16/2031 (A)		1,914	1,528
1.850%, 05/03/2032 (A)	EUR	444	401
0.500%, 05/06/2025		1,066	1,068
Ontario Teachers' Finance Trust MTN
0.100%, 05/19/2028		772	692
Province of British Columbia Canada
4.200%, 07/06/2033		$505	473
2.950%, 12/18/2028	CAD	1,653	1,129
Province of Ontario Canada
4.700%, 06/02/2037		1,355	980
4.650%, 06/02/2041		540	384
2.800%, 06/02/2048		2,200	1,144
Province of Ontario Canada MTN
0.375%, 04/08/2027	EUR	1,078	1,021
0.250%, 12/15/2026	GBP	2,337	2,449
Province of Quebec Canada
6.250%, 06/01/2032	CAD	720	586

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
3.500%, 12/01/2048	CAD	520	$308
Province of Quebec Canada MTN
3.700%, 05/20/2026	AUD	568	356
Rogers Communications
3.800%, 11/02/2023	CAD	800	591
Royal Bank of Canada MTN
0.010%, 10/05/2028	EUR	637	560
Saputo
5.250%, 11/29/2029	CAD	472	340
TELUS
5.250%, 11/15/2032		482	338
Toronto-Dominion Bank
5.103%, 01/09/2026		$250	247
Toronto-Dominion Bank MTN
0.864%, 03/24/2027	EUR	877	840
TransCanada PipeLines
5.330%, 05/12/2032	CAD	241	169
			36,365

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd
0.000%, 09/10/2058 (E)		$311	–

Chile — 0.0%
Chile Government International Bond
4.125%, 07/05/2034	EUR	220	221

China — 11.2%
Agricultural Development Bank of China
3.740%, 07/12/2029	CNY	8,500	1,221
China Development Bank
4.880%, 02/09/2028		10,600	1,581
3.700%, 10/20/2030		9,430	1,364
3.660%, 03/01/2031		4,680	676
3.650%, 05/21/2029		18,120	2,590
3.480%, 01/08/2029		23,680	3,356
3.400%, 01/08/2028		7,190	1,013
3.390%, 07/10/2027		16,630	2,341
3.230%, 01/10/2025		11,360	1,570
3.120%, 09/13/2031		9,540	1,326
China Government Bond
3.810%, 09/14/2050		16,250	2,515
3.720%, 04/12/2051		36,700	5,611
3.530%, 10/18/2051		2,650	393
3.120%, 10/25/2052		2,050	284
2.850%, 06/04/2027		12,570	1,741
2.750%, 02/17/2032		16,390	2,242
2.640%, 01/15/2028		19,040	2,615
2.620%, 09/25/2029		37,340	5,092
2.600%, 09/01/2032		18,060	2,441
2.460%, 02/15/2026		21,120	2,896
2.370%, 01/20/2027		10,830	1,477
2.180%, 08/25/2025		26,340	3,595

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Export-Import Bank of China
3.180%, 03/11/2032	CNY	4,450	$621
Prosus NV MTN
2.031%, 08/03/2032	EUR	245	182
1.985%, 07/13/2033 (A)		320	226
			48,969

Colombia — 1.2%
Colombian TES
10.000%, 07/24/2024	COP	2,757,800	688
9.250%, 05/28/2042		828,200	163
7.750%, 09/18/2030		5,638,800	1,163
7.500%, 08/26/2026		1,565,300	356
7.250%, 10/18/2034		3,974,900	714
7.000%, 03/26/2031		1,906,700	369
7.000%, 06/30/2032		3,506,900	653
6.250%, 07/09/2036		481,100	76
6.000%, 04/28/2028		2,966,000	605
5.750%, 11/03/2027		1,919,300	395
			5,182

Czech Republic — 0.2%
Czech Republic Government Bond
2.500%, 08/25/2028	CZK	14,630	574
2.000%, 10/13/2033		700	24
1.200%, 03/13/2031		8,010	271
			869

Denmark — 0.2%
Denmark Government Bond
4.500%, 11/15/2039	DKK	2,040	337
0.000%, 11/15/2031 (F)		2,049	229
Kommunekredit MTN
0.125%, 09/26/2040	EUR	275	162
Orsted MTN
3.625%, 03/01/2026		325	340
			1,068

Finland — 0.4%
Finland Government Bond (A)
3.000%, 09/15/2033		448	458
0.500%, 09/15/2028		390	362
0.125%, 04/15/2052		207	87
Nordea Bank Abp MTN
6.125%, USSW5 + 3.388% (B)(C)		$200	192
Nordea Kiinnitysluottopankki MTN
0.250%, 03/18/2026	EUR	480	467
			1,566

France — 5.4%
Agence Francaise de Developpement EPIC
3.500%, 02/25/2033		500	519
0.125%, 09/29/2031		600	481

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Banque Federative du Credit Mutuel
3.875%, EUSA5 + 2.200%, 06/16/2032 (B)	EUR	300	$300
BNP Paribas
8.500%, H15T5Y + 4.354% (A)(B)(C)		$200	196
BNP Paribas MTN
3.375%, 01/23/2026	GBP	248	285
BNP Paribas Home Loan SFH
0.375%, 05/07/2025	EUR	400	400
BPCE
1.000%, 01/20/2026 (A)		$950	850
BPCE MTN
2.000%, 06/05/2025	AUD	440	267
Caisse de Refinancement de l'Habitat MTN
0.125%, 04/30/2027	EUR	500	467
Caisse Francaise de Financement Local MTN
3.000%, 10/02/2028		500	513
0.500%, 01/19/2026		500	492
Cie de Financement Foncier
0.010%, 11/10/2027		600	548
Cie de Financement Foncier MTN
5.500%, 01/26/2027	GBP	387	473
CNP Assurances MTN
2.500%, 06/30/2051 (B)	EUR	200	168
Credit Agricole Assurances
4.750%, 09/27/2048 (B)		200	201
Credit Agricole Home Loan SFH MTN
1.250%, 03/24/2031		300	268
0.500%, 02/19/2026		300	295
Credit Mutuel Home Loan SFH
0.750%, 09/15/2027		500	473
Electricite de France MTN (C)
7.500%, EUSA5 + 4.860% (B)		200	215
5.375%, EUSA12 + 3.794% (B)		200	206
French Republic Government Bond OAT
4.000%, 04/25/2055 (A)		139	150
3.000%, 05/25/2054 (A)		142	126
2.500%, 05/25/2030		135	137
2.500%, 05/25/2043 (A)		1,451	1,262
1.750%, 06/25/2039 (A)		256	210
1.750%, 05/25/2066 (A)		84	52
1.500%, 05/25/2050 (A)		1,786	1,166
1.250%, 05/25/2036 (A)		240	195
1.000%, 05/25/2027		4,748	4,658
0.750%, 05/25/2052		202	101
0.750%, 05/25/2053 (A)		691	336
0.500%, 05/25/2040 (A)		696	446
0.000%, 02/25/2027 (F)		2,107	2,006
0.000%, 11/25/2029 (F)		504	441
SNCF Reseau MTN
2.250%, 12/20/2047		300	221

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
2.000%, 02/05/2048	EUR	300	$206
1.875%, 03/30/2034		1,700	1,495
1.125%, 05/19/2027		300	292
1.125%, 05/25/2030		200	181
Soc Nationale SNCF
1.000%, 05/25/2040		700	456
Societe Generale SFH MTN
0.125%, 02/02/2029		500	441
TotalEnergies MTN
1.625% (B)(C)		270	239
TotalEnergies Capital International MTN
2.500%, 03/25/2026		400	409
Veolia Environnement
1.625% (B)(C)		300	277
Westfield America Management
2.625%, 03/30/2029	GBP	155	149
2.125%, 03/30/2025		210	239
			23,508

Germany — 3.6%
Bundesobligation
0.000%, 10/09/2026 (F)	EUR	2,486	2,413
Bundesrepublik Deutschland Bundesanleihe
3.250%, 07/04/2042		840	916
1.250%, 08/15/2048		1,335	990
0.000%, 05/15/2035 (F)		457	347
0.000%, 05/15/2036 (F)		1,748	1,284
Deutsche Bank MTN
1.000%, 11/19/2025 (B)		100	101
Deutsche Bank NY
7.079%, SOFRRATE + 3.650%, 02/10/2034 (B)		$245	221
Deutsche Telekom MTN
1.750%, 12/09/2049	EUR	100	68
E.ON MTN
0.000%, 12/18/2023 (F)		550	577
Fresenius & KGaA MTN
5.000%, 11/28/2029		200	214
Kreditanstalt fuer Wiederaufbau
4.125%, 07/15/2033		$950	903
2.600%, 06/20/2037	JPY	241,000	1,927
0.500%, 09/15/2027	EUR	510	483
Kreditanstalt fuer Wiederaufbau MTN
0.875%, 09/15/2026	GBP	2,600	2,826
Landwirtschaftliche Rentenbank MTN
0.625%, 05/18/2027	EUR	225	216
0.000%, 12/13/2028 (F)		585	523
Mercedes-Benz Finance North America
5.375%, 11/26/2025 (A)		$290	288
Siemens Financieringsmaatschappij
1.200%, 03/11/2026 (A)		775	700

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Volkswagen Bank GmbH MTN
1.875%, 01/31/2024	EUR	400	$420
Volkswagen Financial Services MTN
0.875%, 01/31/2028		150	136
Volkswagen International Finance
3.875% (B)(C)		300	262
			15,815

Hungary — 0.2%
Hungary Government Bond
9.500%, 10/21/2026	HUF	96,610	272
4.750%, 11/24/2032		38,380	86
4.500%, 03/23/2028		101,260	244
Hungary Government International Bond
0.125%, 09/21/2028	EUR	135	113
			715

Indonesia — 1.5%
Indonesia Government International Bond
1.000%, 07/28/2029		260	226
Indonesia Treasury Bond
8.750%, 05/15/2031	IDR	7,551,000	547
8.375%, 03/15/2034		31,922,000	2,300
7.500%, 06/15/2035		2,199,000	149
7.375%, 05/15/2048		13,040,000	884
7.000%, 09/15/2030		11,991,000	785
6.500%, 06/15/2025		2,225,000	144
6.500%, 02/15/2031		17,235,000	1,093
5.500%, 04/15/2026		5,153,000	327
			6,455

Ireland — 0.5%
AerCap Ireland Capital DAC
1.150%, 10/29/2023		$1,000	996
AIB Group MTN
2.250%, EUSA1 + 1.300%, 04/04/2028 (B)	EUR	266	258
Ireland Government Bond
1.700%, 05/15/2037		192	162
1.500%, 05/15/2050		250	167
0.200%, 10/18/2030		690	595
			2,178

Israel — 0.1%
Israel Government Bond - Fixed
5.500%, 01/31/2042	ILS	675	201
2.000%, 03/31/2027		925	225
1.000%, 03/31/2030		593	128
			554

Italy — 5.0%
Enel
2.250% (B)(C)	EUR	322	299
Eni
3.375% (B)(C)		135	120

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Genertel
4.250%, 12/14/2047 (B)	EUR	200	$203
Italy Buoni Poliennali Del Tesoro
5.000%, 09/01/2040 (A)		1,065	1,126
4.000%, 04/30/2035 (A)		2,330	2,294
3.800%, 08/01/2028		590	616
3.700%, 06/15/2030		750	763
3.500%, 03/01/2030 (A)		527	533
3.400%, 04/01/2028		670	689
3.100%, 03/01/2040 (A)		113	94
2.800%, 12/01/2028		123	122
2.800%, 03/01/2067 (A)		292	190
2.700%, 03/01/2047 (A)		55	40
2.500%, 12/01/2032		355	318
2.450%, 09/01/2033 (A)		552	483
2.150%, 03/01/2072 (A)		76	41
2.000%, 02/01/2028		1,046	1,018
1.800%, 03/01/2041 (A)		247	165
1.750%, 05/30/2024		1,930	2,014
1.700%, 09/01/2051 (A)		507	278
1.500%, 04/30/2045 (A)		1,034	598
1.450%, 03/01/2036 (A)		529	385
1.100%, 04/01/2027		82	79
0.950%, 12/01/2031 (A)		2,340	1,884
0.950%, 06/01/2032		1,166	921
0.500%, 07/15/2028		2,352	2,104
0.019%, 04/01/2026		3,907	3,753
UniCredit
3.127%, H15T1Y + 1.550%, 06/03/2032 (A)(B)		$305	233
UniCredit MTN
1.250%, 06/16/2026 (B)	EUR	460	461
			21,824

Japan — 15.9%
Development Bank of Japan
2.300%, 03/19/2026	JPY	180,000	1,264
Development Bank of Japan MTN
0.875%, 10/10/2025	EUR	1,145	1,141
Japan Finance Organization for Municipalities MTN
0.050%, 02/12/2027		720	674
Japan Government Five Year Bond
0.300%, 12/20/2027	JPY	129,350	869
Japan Government Forty Year Bond
0.400%, 03/20/2056		449,750	2,062
Japan Government Ten Year Bond
0.500%, 09/20/2024		877,500	5,912
0.400%, 06/20/2025		78,100	527
0.100%, 12/20/2026		894,850	5,990
0.100%, 09/20/2027		458,350	3,057
0.100%, 06/20/2028		254,550	1,689
0.100%, 12/20/2030		694,800	4,507

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Japan Government Thirty Year Bond
2.300%, 03/20/2040	JPY	355,050	$2,741
0.800%, 09/20/2047		491,400	2,801
0.400%, 12/20/2049		434,950	2,163
0.300%, 06/20/2046		74,600	383
0.300%, 06/20/2046		27,600	142
Japan Government Thirty Year Bond, Ser 29
2.400%, 09/20/2038		109,400	857
Japan Government Thirty Year Bond, Ser 30
2.300%, 03/20/2039		373,850	2,893
Japan Government Thirty Year Bond, Ser 33
2.000%, 09/20/2040		369,400	2,737
Japan Government Thirty Year Bond, Ser 36
2.000%, 03/20/2042		289,200	2,133
Japan Government Thirty Year Bond, Ser 37
1.900%, 09/20/2042		36,550	265
Japan Government Thirty Year Bond, Ser 38
1.800%, 03/20/2043		158,250	1,127
Japan Government Twenty Year Bond
1.800%, 09/20/2031		316,950	2,317
1.700%, 06/20/2033		731,300	5,333
1.400%, 09/20/2034		478,000	3,383
1.000%, 12/20/2035		34,400	232
0.900%, 06/20/2042		80,100	494
0.700%, 03/20/2037		38,450	246
0.600%, 09/20/2037		81,600	512
0.500%, 09/20/2036		557,400	3,500
0.200%, 06/20/2036		206,200	1,250
Japan Government Twenty Year Bond, Ser 144
1.500%, 03/20/2033		21,450	154
Japan Government Two Year Bond
0.005%, 06/01/2025		100,700	675
Japan Treasury Discount Bill
0.000%, 11/20/2023 (E)		406,450	2,725
0.000%, 12/25/2023 (E)		358,200	2,401
Mizuho Financial Group
0.470%, 09/06/2029 (B)	EUR	259	224
Nissan Motor
2.652%, 03/17/2026		165	166
NTT Finance
1.162%, 04/03/2026 (A)		$345	310
			69,856

Luxembourg — 0.1%
Blackstone Property Partners Europe Holdings Sarl MTN
2.000%, 10/20/2025	GBP	109	118
Vivion Investments Sarl
3.000%, 08/08/2024	EUR	200	193
			311

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Malaysia — 1.3%
Malaysia Government Bond
4.392%, 04/15/2026	MYR	2,816	$611
4.232%, 06/30/2031		2,626	568
4.065%, 06/15/2050		908	181
3.955%, 09/15/2025		2,751	590
3.885%, 08/15/2029		2,790	593
3.828%, 07/05/2034		3,332	693
3.757%, 05/22/2040		1,767	353
3.733%, 06/15/2028		2,316	492
3.502%, 05/31/2027		6,076	1,284
2.632%, 04/15/2031		1,040	202
			5,567

Mexico — 3.0%
Mexican Bonos
8.000%, 11/07/2047	MXN	32,082	1,518
8.000%, 07/31/2053		29,228	1,372
7.750%, 11/23/2034		22,761	1,116
7.750%, 11/13/2042		39,824	1,845
7.500%, 06/03/2027		6,308	331
5.750%, 03/05/2026		18,020	930
5.500%, 03/04/2027		26,450	1,310
Mexican Bonos, Ser M20
8.500%, 05/31/2029		19,969	1,074
7.750%, 05/29/2031		20,006	1,014
Mexican Bonos, Ser M30
10.000%, 11/20/2036		41,137	2,376
8.500%, 11/18/2038		3,530	179
Mexico Government International Bond
2.875%, 04/08/2039	EUR	280	210
			13,275

Netherlands — 2.1%
ASR Nederland
3.375%, 05/02/2049 (B)		255	235
BNG Bank MTN
0.000%, 01/20/2031 (F)		900	745
Cooperatieve Rabobank UA
4.375% (B)(C)		200	187
Cooperatieve Rabobank UA MTN
5.250%, 09/14/2027	GBP	195	229
4.625%, 05/23/2029		290	322
1.250%, 05/31/2032	EUR	300	262
Heineken MTN
1.000%, 05/04/2026		335	331
ING Groep
6.500%, USSW5 + 4.446% (B)(C)		$200	189
3.869%, SOFRRATE + 1.640%, 03/28/2026 (B)		505	487
ING Groep MTN
2.125%, 05/26/2031 (B)	EUR	300	292

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Nederlandse Waterschapsbank MTN
1.250%, 05/27/2036	EUR	281	$226
0.625%, 01/18/2027		225	218
0.000%, 11/16/2026 (F)		1,067	1,016
Netherlands Government Bond (A)
4.000%, 01/15/2037		236	269
2.500%, 01/15/2030		318	326
2.500%, 01/15/2033		874	880
2.500%, 07/15/2033		245	245
0.500%, 07/15/2026		390	385
0.240%, 01/15/2038		1,262	840
0.118%, 01/15/2052		421	184
0.000%, 01/15/2027 (F)		685	657
0.000%, 07/15/2031 (F)		692	579
			9,104

New Zealand — 1.6%
New Zealand Government Bond
4.250%, 05/15/2034	NZD	1,080	591
3.500%, 04/14/2033		836	435
3.000%, 04/20/2029		1,366	732
2.750%, 04/15/2025		1,028	591
2.750%, 04/15/2037		2,111	941
2.750%, 05/15/2051		645	236
2.000%, 05/15/2032		304	141
1.750%, 05/15/2041		938	326
1.500%, 05/15/2031		3,313	1,521
New Zealand Government Inflation Linked Bond
2.500%, 09/20/2035		769	547
2.500%, 09/20/2040		800	540
New Zealand Local Government Funding Agency Bond
4.500%, 04/15/2027		803	463
			7,064

Norway — 1.3%
Equinor MTN
6.875%, 03/11/2031	GBP	185	246
Norway Government Bond (A)
3.000%, 08/15/2033	NOK	10,333	896
2.125%, 05/18/2032		5,160	419
2.000%, 04/26/2028		2,972	255
1.750%, 02/17/2027		10,007	870
1.750%, 09/06/2029		6,471	536
1.500%, 02/19/2026		6,144	543
1.375%, 08/19/2030		9,406	746
1.250%, 09/17/2031		14,924	1,140
			5,651

Panama — 0.1%
Panama Government International Bond
6.875%, 01/31/2036		$285	285

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Peru — 0.0%
Volcan Cia Minera SAA
4.375%, 02/11/2026 (A)		$10	$6

Poland — 1.0%
Republic of Poland Government Bond
3.750%, 05/25/2027	PLN	4,221	924
2.750%, 04/25/2028		2,890	598
2.750%, 10/25/2029		3,091	614
2.500%, 07/25/2026		3,123	668
1.750%, 04/25/2032		2,411	403
1.250%, 10/25/2030		3,666	634
0.250%, 10/25/2026		2,272	451
			4,292

Portugal — 0.4%
EDP - Energias de Portugal
1.875%, 08/02/2081 (B)	EUR	300	281
Portugal Obrigacoes do Tesouro OT (A)
4.100%, 04/15/2037		452	486
1.950%, 06/15/2029		492	486
0.700%, 10/15/2027		735	707
			1,960

Romania — 0.2%
Romania Government Bond
8.250%, 09/29/2032	RON	435	99
7.900%, 02/24/2038		110	25
6.700%, 02/25/2032		625	130
3.650%, 07/28/2025		1,540	313
Romanian Government International Bond MTN
3.875%, 10/29/2035	EUR	265	218
			785

Singapore — 2.8%
Singapore Government Bond
3.500%, 03/01/2027	SGD	3,682	2,702
3.375%, 09/01/2033		443	323
3.000%, 09/01/2024		3,890	2,825
2.875%, 09/01/2030		347	246
2.750%, 04/01/2042		301	206
2.750%, 03/01/2046		200	136
2.625%, 08/01/2032		214	148
2.375%, 06/01/2025		4,769	3,416
2.250%, 08/01/2036		1,216	789
2.125%, 06/01/2026		1,790	1,261
1.875%, 10/01/2051		88	50
			12,102

Slovak Republic — 0.1%
Slovakia Government Bond
4.000%, 10/19/2032	EUR	389	408

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Slovenia — 0.1%
Slovenia Government Bond
1.250%, 03/22/2027	EUR	556	$542

South Africa — 0.1%
Anglo American Capital MTN
1.625%, 09/18/2025		415	419
Bidvest Group UK PLC
3.625%, 09/23/2026 (A)		$230	204
			623

South Korea — 1.3%
Export-Import Bank of Korea
0.829%, 04/27/2025	EUR	399	401
Korea Housing Finance
0.010%, 06/29/2026 (A)		150	142
Korea Treasury Bond
3.375%, 06/10/2032	KRW	872,000	616
2.625%, 09/10/2035		700,180	449
2.000%, 06/10/2031		2,084,740	1,344
1.875%, 06/10/2029		496,110	329
1.500%, 12/10/2026		738,360	508
1.500%, 12/10/2030		1,713,530	1,076
1.250%, 03/10/2026		101,780	71
1.125%, 09/10/2025		1,184,330	833
			5,769

Spain — 3.6%
Banco de Sabadell
1.000%, 04/26/2027	EUR	300	288
CaixaBank
5.875% (B)(C)		200	190
3.500%, GUKG1 + 2.100%, 04/06/2028 (B)	GBP	300	331
1.250%, 01/11/2027	EUR	300	292
CaixaBank MTN
1.500%, GUKG1 + 1.320%, 12/03/2026 (B)	GBP	300	328
Grifols Escrow Issuer SA
3.875%, 10/15/2028 (A)	EUR	100	89
Iberdrola International BV
1.874% (B)(C)		400	383
Spain Government Bond
6.000%, 01/31/2029		80	95
4.700%, 07/30/2041 (A)		699	776
3.550%, 10/31/2033 (A)		2,204	2,263
3.450%, 07/30/2043 (A)		226	210
3.450%, 07/30/2066 (A)		272	229
2.350%, 07/30/2033 (A)		396	368
1.950%, 07/30/2030 (A)		188	179
1.900%, 10/31/2052 (A)		580	358
1.850%, 07/30/2035 (A)		481	407
1.500%, 04/30/2027 (A)		393	389

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
1.400%, 04/30/2028 (A)	EUR	978	$946
1.000%, 07/30/2042 (A)		944	576
0.850%, 07/30/2037 (A)		497	345
0.800%, 07/30/2029		703	638
0.600%, 10/31/2029 (A)		174	155
0.500%, 04/30/2030 (A)		353	307
0.054%, 01/31/2028		2,312	2,111
0.000%, 05/31/2025 (F)		1,207	1,205
0.000%, 01/31/2026 (F)		2,315	2,262
Telefonica Europe BV
4.375%, EUSA6 + 4.107% (B)(C)		200	207
			15,927

Supranational — 0.4%
European Investment Bank MTN
0.500%, 11/13/2037		945	661
European Union
3.250%, 07/04/2034		1,073	1,103
			1,764

Supra-National — 1.1%
Asian Development Bank MTN
2.350%, 06/21/2027	JPY	410,000	2,959
European Investment Bank
2.875%, 01/12/2033	EUR	1,015	1,028
1.900%, 01/26/2026	JPY	50,000	349
International Bank for Reconstruction & Development MTN (F)
0.000%, 01/15/2027	EUR	268	254
0.000%, 02/21/2030		33	28
			4,618

Sweden — 1.0%
Balder Finland MTN
1.375%, 05/24/2030		380	258
Heimstaden Bostad Treasury BV MTN
1.375%, 03/03/2027		380	323
0.250%, 10/13/2024		135	134
Skandinaviska Enskilda Banken MTN
3.000%, 12/06/2027	SEK	6,000	531
Stadshypotek
0.500%, 07/11/2025	EUR	1,470	1,468
Stadshypotek MTN
2.500%, 12/01/2027	SEK	6,000	520
Svenska Handelsbanken
4.750%, H15T5Y + 4.048% (B)(C)		$200	153
Swedbank
5.625%, H15T5Y + 4.134% (B)(C)		200	191
Swedbank Hypotek MTN
0.050%, 05/28/2025	EUR	195	194
Sweden Government Bond
1.750%, 11/11/2033	SEK	3,645	301

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Sweden Inflation Linked Bond
0.125%, 12/01/2027	SEK	3,335	$371
			4,444

Switzerland — 0.5%
Government of Switzerland
3.500%, 04/08/2033	CHF	214	284
1.500%, 04/30/2042		408	474
1.250%, 06/11/2024		739	806
UBS Group MTN
3.250%, 04/02/2026 (B)	EUR	550	568
1.250%, EUSA1 + 0.750%, 07/17/2025 (B)		134	138
			2,270

Thailand — 0.4%
Thailand Government Bond
4.675%, 06/29/2044	THB	2,840	89
3.300%, 06/17/2038		3,522	94
2.750%, 06/17/2052		4,755	107
1.875%, 06/17/2049		12,489	239
1.600%, 12/17/2029		10,718	273
0.950%, 06/17/2025		42,847	1,146
			1,948

United Kingdom — 5.5%
Annington Funding MTN
3.184%, 07/12/2029	GBP	355	360
Aptiv
1.500%, 03/10/2025	EUR	440	448
Aviva
6.125%, GUKG5 + 2.850%, 11/14/2036 (B)	GBP	220	267
Barclays
7.119%, SOFRRATE + 3.570%, 06/27/2034 (B)		$233	224
Barclays MTN
4.000%, 06/26/2029	AUD	500	277
BAT International Finance MTN
2.250%, 09/09/2052	GBP	100	47
BG Energy Capital MTN
5.125%, 12/01/2025		215	261
2.250%, 11/21/2029	EUR	400	379
BP Capital Markets (C)
3.625% (B)		281	259
3.250% (B)		612	605
Cadent Finance MTN
2.750%, 09/22/2046	GBP	100	68
2.625%, 09/22/2038		100	76
CCEP Finance Ireland DAC
0.500%, 09/06/2029	EUR	335	290
Centrica MTN
4.375%, 03/13/2029	GBP	179	204

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
CK Hutchison Europe Finance 21
0.750%, 11/02/2029	EUR	375	$318
CK Hutchison Finance 16 II
0.875%, 10/03/2024		212	216
CK Hutchison Group Telecom Finance
2.625%, 10/17/2034	GBP	260	212
1.500%, 10/17/2031	EUR	330	272
CNH Industrial Finance Europe MTN
1.750%, 09/12/2025		130	132
CPUK Finance MTN
3.690%, 08/28/2028	GBP	100	107
3.588%, 08/28/2025		215	248
Gatwick Funding MTN
5.250%, 01/23/2024		100	122
HSBC Holdings
6.364%, EUSA5 + 3.300%, 11/16/2032 (B)	EUR	249	269
3.000%, BPSW1 + 1.650%, 07/22/2028 (B)	GBP	167	181
HSBC Holdings MTN
6.000%, 03/29/2040		70	75
Lloyds Banking Group
8.000%, H15T5Y + 3.913% (B)(C)		$200	179
National Gas Transmission MTN
1.125%, 01/14/2033	GBP	430	339
National Grid MTN
3.875%, 01/16/2029	EUR	330	340
National Grid Electricity Distribution West Midlands MTN
3.875%, 10/17/2024	GBP	230	274
Natwest Group
3.622%, GUKG5 + 3.550%, 08/14/2030 (B)		410	470
Santander UK MTN
1.250%, 09/18/2024	EUR	500	515
Santander UK Group Holdings MTN
0.603%, 09/13/2029 (B)		135	115
Sky PLC MTN
2.250%, 11/17/2025		275	281
Standard Chartered
7.141%, US0003M + 1.510%, 07/30/2172 (A)(B)(C)		$300	278
0.800%, 11/17/2029 (B)	EUR	325	283
United Kingdom Gilt
4.500%, 12/07/2042	GBP	126	148
4.250%, 12/07/2040		24	27
4.250%, 12/07/2046		476	530
4.250%, 12/07/2049		375	415
4.125%, 01/29/2027		2,359	2,838
4.000%, 10/22/2063		1,493	1,574
3.750%, 01/29/2038		1,342	1,473
3.750%, 10/22/2053		1,649	1,656

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
3.500%, 01/22/2045	GBP	1,084	$1,081
3.250%, 01/22/2044		546	528
1.500%, 07/31/2053		251	146
1.250%, 07/31/2051		3,381	1,874
0.875%, 10/22/2029		1,668	1,673
0.375%, 10/22/2026		600	648
Virgin Money UK MTN
3.125%, SONIO/N + 2.569%, 06/22/2025 (B)		191	225
Vodafone Group MTN
4.200%, 12/13/2027	AUD	780	477
			24,304

United States — 7.0%
Air Products and Chemicals
4.000%, 03/03/2035	EUR	280	288
Aircastle
4.125%, 05/01/2024		$22	22
Altria Group
3.125%, 06/15/2031	EUR	310	279
2.200%, 06/15/2027		330	323
American Medical Systems Europe BV
1.375%, 03/08/2028		250	236
American Tower
1.300%, 09/15/2025		$535	490
0.875%, 05/21/2029	EUR	420	362
Amgen
5.150%, 03/02/2028		$205	202
AT&T
3.950%, 04/30/2031	EUR	108	110
1.650%, 02/01/2028		$870	734
Bank of America MTN
3.384%, SOFRRATE + 1.330%, 04/02/2026 (B)		700	670
2.375%, 06/19/2024	EUR	425	444
Becton Dickinson Euro Finance Sarl
1.336%, 08/13/2041		300	187
1.213%, 02/12/2036		129	94
0.334%, 08/13/2028		280	248
Berkshire Hathaway
0.500%, 01/15/2041		170	96
Booking Holdings
4.500%, 11/15/2031		123	132
2.375%, 09/23/2024		355	370
0.500%, 03/08/2028		110	100
Boston Scientific
0.625%, 12/01/2027		410	380
Capital One Financial
1.650%, 06/12/2029		570	494
Cargill
3.875%, 04/24/2030		325	338
CCO Holdings
4.500%, 06/01/2033 (A)		$127	97

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Charles Schwab
5.375%, H15T5Y + 4.971% (B)(C)		$254	$244
Chubb INA Holdings
1.550%, 03/15/2028	EUR	325	308
0.875%, 06/15/2027		115	109
0.300%, 12/15/2024		190	192
Citigroup
4.000%, H15T5Y + 3.597% (B)(C)		$71	62
Columbia Pipelines Holding
6.055%, 08/15/2026 (A)		120	120
Comcast
0.250%, 05/20/2027	EUR	190	176
0.000%, 09/14/2026 (F)		550	519
Consolidated Edison
0.650%, 12/01/2023		$1,065	1,056
Corebridge Financial
3.500%, 04/04/2025		330	317
Corning
3.875%, 05/15/2026	EUR	162	170
Delta Airlines
4.500%, 10/20/2025 (A)		$176	171
DH Europe Finance II
1.800%, 09/18/2049	EUR	105	67
Digital Dutch Finco BV
0.625%, 07/15/2025		136	133
Digital Intrepid Holding BV
0.625%, 07/15/2031		410	309
Discovery Communications
3.900%, 11/15/2024		$665	647
Eli Lilly
5.000%, 02/27/2026		590	588
1.375%, 09/14/2061	EUR	195	96
Exxon Mobil
0.835%, 06/26/2032		600	480
Fiserv
4.500%, 05/24/2031		218	228
1.625%, 07/01/2030		258	229
GE Capital UK Funding Unlimited MTN
5.875%, 01/18/2033	GBP	160	192
GE HealthCare Technologies
5.550%, 11/15/2024		$435	433
General Motors Financial
0.600%, 05/20/2027	EUR	310	285
Global Payments
4.875%, 03/17/2031		359	370
Goldman Sachs Group MTN
1.250%, 02/07/2029		639	571
Haleon US Capital LLC
3.024%, 03/24/2024		$265	261
Honeywell International
4.125%, 11/02/2034	EUR	620	644

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Intel
4.875%, 02/10/2026		$250	$247
International Business Machines
3.625%, 02/06/2031	EUR	275	282
0.300%, 02/11/2028		240	218
John Deere Capital MTN
4.750%, 06/08/2026		$230	227
JPMorgan Chase MTN
1.963%, EUR003M + 1.130%, 03/23/2030 (B)	EUR	255	237
Kyndryl Holdings
2.050%, 10/15/2026		$455	397
McKesson
3.125%, 02/17/2029	GBP	315	339
Medtronic Global Holdings SCA
1.375%, 10/15/2040	EUR	110	74
1.125%, 03/07/2027		400	385
0.250%, 07/02/2025		115	114
Mileage Plus Holdings LLC
6.500%, 06/20/2027 (A)		$262	260
Mondelez International
0.250%, 03/17/2028	EUR	370	334
Mondelez International Holdings Netherlands BV
0.625%, 09/09/2032 (A)		450	353
Morgan Stanley
4.813%, EUR003M + 1.762%, 10/25/2028 (B)		435	467
0.406%, 10/29/2027 (B)		370	347
Morgan Stanley MTN
5.795%, SOFRRATE + 0.455%, 01/25/2024 (B)		$1,000	1,000
MPT Operating Partnership
3.325%, 03/24/2025	EUR	145	135
National Grid North America MTN
1.000%, 07/12/2024		300	310
Ovintiv
6.250%, 07/15/2033		$68	66
Pfizer Investment Enterprises Pte
4.450%, 05/19/2026		340	332
Philip Morris International
1.450%, 08/01/2039	EUR	115	71
0.625%, 11/08/2024		285	291
Philip Morris International MTN
2.875%, 03/03/2026		170	175
Principal Life Global Funding II
1.250%, 06/23/2025 (A)		$315	291
Prologis Euro Finance
0.375%, 02/06/2028	EUR	286	256
Public Storage Operating
0.500%, 09/09/2030		260	211

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Realty Income
1.125%, 07/13/2027	GBP	385	$392
Sabra Health Care LP
3.900%, 10/15/2029		$121	100
Southern
5.500%, 03/15/2029		320	318
1.875%, 09/15/2081 (B)	EUR	200	167
Starbucks
5.770%, SOFRINDX + 0.420%, 02/14/2024 (B)		$330	330
State Street
5.272%, 08/03/2026		225	223
Thermo Fisher Scientific Finance I BV
0.800%, 10/18/2030	EUR	260	222
0.000%, 11/18/2025 (F)		206	201
Time Warner Cable
5.750%, 06/02/2031	GBP	295	335
Toyota Motor Credit MTN
0.625%, 11/21/2024	EUR	465	474
TWDC Enterprises 18
2.758%, 10/07/2024	CAD	800	575
UnitedHealth Group
1.250%, 01/15/2026		$175	159
Veralto
5.500%, 09/18/2026 (A)		335	333
Verizon Communications
4.250%, 10/31/2030	EUR	310	327
2.100%, 03/22/2028		$445	382
1.125%, 11/03/2028	GBP	240	235
Verizon Communications MTN
4.050%, 02/17/2025	AUD	680	432
VF
0.250%, 02/25/2028	EUR	395	345
Visa
2.000%, 06/15/2029		362	349
Vistra
7.000%, H15T5Y + 5.740% (A)(B)(C)		$68	62
Wells Fargo (C)
7.625%, H15T5Y + 3.606% (B)		50	50
3.900%, H15T5Y + 3.453% (B)		91	80
Wells Fargo MTN
2.125%, 12/20/2023	GBP	345	418
0.500%, 04/26/2024	EUR	500	518
Welltower OP LLC
4.500%, 12/01/2034	GBP	140	141
Western Digital
2.850%, 02/01/2029		$32	26

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
WPC Eurobond BV
1.350%, 04/15/2028	EUR	530	$478
			30,764

Total Global Bonds
(Cost $477,776) ($ Thousands)			408,355

U.S. TREASURY OBLIGATIONS — 2.4%
U.S. Treasury Bill
5.329%, 11/16/2023 (G)		$4,939	4,906
U.S. Treasury Inflation Indexed Bonds
1.375%, 07/15/2033		478	442
0.125%, 10/15/2026		1,734	1,612
U.S. Treasury Note
4.125%, 07/31/2028		3,866	3,783

Total U.S. Treasury Obligations
(Cost $10,886) ($ Thousands)			10,743

COMMERCIAL PAPER — 0.4%
Commercial Paper — 0.4%
Intercontinental Exchange
5.414%, 10/20/2023 (A)(G)		1,000	997
Oracle
5.277%, 10/05/2023 (A)(G)		700	699

			1,696

Total Commercial Paper
(Cost $1,696) ($ Thousands)			1,696

ASSET-BACKED SECURITY — 0.2%
Other Asset-Backed Securities — 0.2%

Elmwood CLO XII, Ser 2021-5A, Cl D
8.638%, TSFR3M + 3.312%, 01/20/2035 (A)(B)		750	737

Total Asset-Backed Security
(Cost $750) ($ Thousands)			737

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 0.0%
Agency Mortgage-Backed Obligation — 0.0%
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
10.429%, SOFR30A + 5.114%, 11/25/2024(B)	$1	$1

Non-Agency Mortgage-Backed Obligation — 0.0%
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
5.891%, 09/25/2034(B)	6	4
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
4.326%, 12/25/2034(B)	18	17

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(A)	$31	$30

		51
Total Mortgage-Backed Securities
(Cost $56) ($ Thousands)		52

	Shares
PURCHASED OPTION — 0.0%
Total Purchased Option
(Cost $6) ($ Thousands)		7

Total Investments in Securities — 96.1%
(Cost $491,170) ($ Thousands)		$421,590

A list of the exchange traded option contracts held by the Fund at September 30, 2023, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTION — 0.0%
Call Options
December 2023, U.S. 5 Year Future Option	26	$2,739	$107.00	11/18/2023	$7

Total Purchased Option		$2,739			$7

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
Canadian 5-Year Bond	66	Dec-2023	$5,288	$5,271	$(63)
Canadian 10-Year Bond	10	Dec-2023	860	852	(8)
Euro-Bobl	65	Dec-2023	8,121	7,966	(47)
Euro-BTP	13	Dec-2023	1,558	1,510	(36)
Euro-Bund	13	Dec-2023	1,845	1,771	(37)
Euro-Buxl	12	Dec-2023	1,659	1,555	(79)
Euro-OAT	42	Dec-2023	5,686	5,478	(108)
Euro-Schatz	95	Dec-2023	10,667	10,560	(3)
Japanese 10-Year Bond	12	Dec-2023	11,864	11,657	(85)
Japanese 10-Year Government Bond E-MINI	2	Dec-2023	196	194	(1)
Korea 10-Year Bond	63	Dec-2023	5,175	5,038	(48)
Korea 3-Year Bond	52	Dec-2023	4,047	3,971	(5)
Long Gilt 10-Year Bond	8	Dec-2023	933	919	4
Long Gilt 10-Year Bond	9	Dec-2023	1,065	1,034	(1)
U.S. 5-Year Treasury Note	63	Dec-2023	6,674	6,638	(36)
U.S. 10-Year Treasury Note	18	Dec-2023	1,980	1,945	(35)
U.S. Long Treasury Bond	21	Dec-2023	2,523	2,389	(133)
			70,141	68,748	(721)
Short Contracts
Australian 10-Year Bond	(8)	Dec-2023	$(591)	$(578)	$15
Australian 3-Year Bond	(10)	Dec-2023	(672)	(680)	1
Canadian 5-Year Bond	(22)	Dec-2023	(1,763)	(1,757)	21

SEI Institutional International Trust

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Canadian 10-Year Bond	(3)	Dec-2023	$(256)	$(255)	$–
Euro-Bund	(27)	Dec-2023	(3,746)	(3,677)	39
Euro-OAT	(10)	Dec-2023	(1,362)	(1,304)	30
Euro-Schatz	(69)	Dec-2023	(7,857)	(7,670)	27
Japanese 10-Year Bond	(4)	Dec-2023	(3,972)	(3,886)	30
Japanese 10-Year Government Bond E-MINI	(3)	Dec-2023	(298)	(292)	2
U.S. 2-Year Treasury Note	(41)	Dec-2023	(8,331)	(8,311)	19
U.S. Long Treasury Bond	(3)	Dec-2023	(341)	(341)	–
U.S. Ultra Long Treasury Bond	(23)	Dec-2023	(2,842)	(2,730)	113
Ultra 10-Year U.S. Treasury Note	(59)	Dec-2023	(6,773)	(6,582)	191
			(38,804)	(38,063)	488
			$31,337	$30,685	$(233)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/04/23	USD	110	CZK	2,520	$(1)
Bank of America	10/04/23	USD	132	MXN	2,320	2
Bank of America	10/04/23	CHF	200	USD	225	6
Bank of America	10/04/23	USD	286	CAD	385	(1)
Bank of America	10/04/23	USD	289	NZD	490	6
Bank of America	10/04/23	NZD	375	USD	221	(4)
Bank of America	10/04/23	USD	664	EUR	620	(8)
Bank of America	10/04/23	MXN	3,780	USD	220	2
Bank of America	10/04/23	JPY	32,700	USD	225	6
Bank of America	11/02/23	USD	330	JPY	49,000	—
Bank of America	11/03/23	USD	130	MXN	2,260	(1)
Bank of America	11/03/23	CHF	2,676	USD	2,932	(3)
Bank of America	11/27/23	JPY	243,650	USD	1,693	45
Bank of America	01/24/24	USD	231	CNY	1,558	(14)
Bank of America	01/24/24	CNY	1,558	USD	235	18
Bank of America	04/10/24	CNY	1,558	USD	232	15
Barclays PLC	10/04/23	CHF	148	USD	166	4
Barclays PLC	10/04/23	USD	168	SEK	1,830	—
Barclays PLC	10/04/23	USD	224	NZD	380	4
Barclays PLC	10/04/23	USD	357	CAD	481	(1)
Barclays PLC	10/04/23	USD	88	MXN	1,530	—
Barclays PLC	10/04/23	USD	332	MXN	5,665	(6)
Barclays PLC	10/04/23	USD	109	NOK	1,180	2
Barclays PLC	10/04/23	USD	363	NOK	3,840	(2)
Barclays PLC	10/04/23	RON	561	USD	123	4
Barclays PLC	10/04/23	USD	613	JPY	90,200	(9)
Barclays PLC	10/04/23	SEK	1,220	USD	110	(2)
Barclays PLC	10/04/23	SGD	1,649	USD	1,220	12
Barclays PLC	10/04/23	MXN	2,240	USD	131	2
Barclays PLC	10/04/23	USD	3,040	EUR	2,791	(85)
Barclays PLC	10/04/23	ZAR	7,350	USD	394	4
Barclays PLC	10/04/23	ZAR	1,030	USD	54	—
Barclays PLC	10/04/23	CAD	10,319	USD	7,633	1
Barclays PLC	10/04/23	CAD	300	USD	222	—

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/04/23	NOK	10,430	USD	985	$5
Barclays PLC	10/04/23	NOK	1,790	USD	168	—
Barclays PLC	10/04/23	GBP	12,837	USD	16,232	563
Barclays PLC	10/04/23	THB	56,022	USD	1,605	66
Barclays PLC	10/04/23	EUR	65,473	USD	71,375	2,053
Barclays PLC	10/04/23	HUF	284,360	USD	809	34
Barclays PLC	11/02/23	CHF	98	USD	107	(1)
Barclays PLC	11/02/23	USD	110	JPY	16,300	—
Barclays PLC	11/03/23	USD	8	PLN	35	—
Barclays PLC	11/03/23	CHF	200	USD	220	—
Barclays PLC	11/03/23	EUR	208	USD	221	—
Barclays PLC	11/03/23	USD	220	GBP	179	(1)
Barclays PLC	11/03/23	USD	222	SEK	2,420	1
Barclays PLC	11/03/23	USD	273	NZD	460	3
Barclays PLC	11/03/23	USD	132	MXN	2,300	—
Barclays PLC	11/03/23	USD	220	MXN	3,790	(3)
Barclays PLC	11/03/23	RON	561	USD	120	—
Barclays PLC	11/03/23	SGD	1,679	USD	1,233	2
Barclays PLC	11/03/23	PLN	4,758	USD	1,089	(1)
Barclays PLC	11/03/23	CZK	24,648	USD	1,070	—
Barclays PLC	11/03/23	MXN	39,651	USD	2,237	(33)
Barclays PLC	11/03/23	THB	75,002	USD	2,057	(9)
Barclays PLC	11/03/23	HUF	284,360	USD	766	(5)
BMO Capital	10/04/23	GBP	147	USD	182	3
BNP Paribas	10/04/23	USD	44	CHF	39	(2)
BNP Paribas	10/04/23	USD	112	EUR	103	(3)
BNP Paribas	10/04/23	GBP	177	USD	225	9
BNP Paribas	10/04/23	NZD	190	USD	112	(2)
BNP Paribas	10/04/23	USD	224	AUD	350	2
BNP Paribas	10/04/23	EUR	257	USD	274	2
BNP Paribas	10/04/23	USD	291	GBP	234	(5)
BNP Paribas	10/04/23	CAD	300	USD	222	—
BNP Paribas	10/04/23	MXN	1,510	USD	88	1
BNP Paribas	10/04/23	USD	1,647	JPY	239,766	(40)
BNP Paribas	10/04/23	CHF	1,830	USD	2,084	84
BNP Paribas	10/04/23	ILS	2,341	USD	617	2
BNP Paribas	10/04/23	MYR	8,957	USD	1,933	26
BNP Paribas	10/04/23	JPY	6,424,138	USD	44,128	1,070
BNP Paribas	10/10/23	USD	112	CNY	813	(1)
BNP Paribas	10/10/23	CNY	184,998	USD	25,387	(43)
BNP Paribas	10/12/23	EUR	12,093	USD	13,096	289
BNP Paribas	11/02/23	USD	2,408	JPY	357,266	—
BNP Paribas	11/02/23	JPY	6,356,809	USD	42,838	3
BNP Paribas	11/03/23	USD	23	NOK	245	—
BNP Paribas	11/03/23	USD	218	CAD	295	—
BNP Paribas	11/03/23	USD	221	GBP	180	(1)
BNP Paribas	11/03/23	USD	222	CHF	200	(2)
BNP Paribas	11/03/23	USD	273	NZD	460	3
BNP Paribas	11/03/23	EUR	592	USD	627	—

SEI Institutional International Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	11/03/23	USD	1,207	SEK	13,055	$(3)
BNP Paribas	11/03/23	GBP	1,388	USD	1,701	7
BNP Paribas	11/03/23	GBP	90	USD	109	(1)
BNP Paribas	11/03/23	AUD	1,540	USD	990	(4)
BNP Paribas	11/03/23	NZD	1,894	USD	1,129	(9)
BNP Paribas	11/03/23	ILS	2,341	USD	613	(3)
BNP Paribas	11/03/23	SEK	4,682	USD	433	1
BNP Paribas	11/03/23	SEK	2,410	USD	221	(2)
BNP Paribas	11/03/23	MYR	8,957	USD	1,909	(13)
BNP Paribas	11/03/23	NOK	12,644	USD	1,192	2
BNP Paribas	11/03/23	MXN	27,839	USD	1,590	(4)
BNP Paribas	12/07/23	SEK	11,580	USD	1,052	(18)
BNP Paribas	12/26/23	JPY	358,200	USD	2,450	15
Brown Brothers Harriman	10/12/23	USD	402	EUR	380	—
Brown Brothers Harriman	10/12/23	USD	4,849	EUR	4,446	(141)
Brown Brothers Harriman	10/12/23	EUR	5,271	USD	5,734	151
Brown Brothers Harriman	10/19/23	JPY	6,139	USD	43	2
Brown Brothers Harriman	10/27/23	USD	132	NZD	222	1
Brown Brothers Harriman	10/27/23	USD	400	CAD	539	(1)
Brown Brothers Harriman	10/27/23	CAD	113	USD	84	—
Brown Brothers Harriman	10/27/23	CAD	388	USD	287	—
Brown Brothers Harriman	11/08/23	USD	528	AUD	827	6
Brown Brothers Harriman	11/16/23	MXN	8,125	USD	471	7
Brown Brothers Harriman	11/16/23	MXN	5,786	USD	327	(4)
Brown Brothers Harriman	11/17/23	GBP	219	USD	275	7
Brown Brothers Harriman	11/17/23	USD	472	GBP	381	(8)
Brown Brothers Harriman	12/07/23	SEK	3,179	USD	286	(8)
CIBC	10/04/23	GBP	265	USD	331	7
CIBC	10/04/23	USD	334	JPY	49,100	(4)
Citigroup	10/04/23	EUR	91	USD	97	1
Citigroup	10/04/23	USD	112	SEK	1,235	2
Citigroup	10/04/23	USD	166	NOK	1,780	1
Citigroup	10/04/23	USD	223	CAD	300	(2)
Citigroup	10/04/23	USD	447	CHF	400	(9)
Citigroup	10/04/23	NOK	1,185	USD	111	—
Citigroup	10/04/23	SEK	1,840	USD	166	(3)
Citigroup	10/04/23	RON	2,713	USD	596	19
Citigroup	10/12/23	EUR	12,822	USD	13,806	226
Citigroup	10/12/23	EUR	11,753	USD	12,405	(43)
Citigroup	11/03/23	USD	219	GBP	179	(1)
Citigroup	11/03/23	USD	221	CHF	200	(1)
Citigroup	11/03/23	GBP	523	USD	642	3
Citigroup	11/03/23	AUD	622	USD	403	1
Citigroup	11/03/23	RON	2,713	USD	578	1
Citigroup	11/17/23	USD	706	GBP	578	—
Citigroup	11/17/23	GBP	10,738	USD	13,389	283
Citigroup	01/11/24	USD	173	CNH	1,253	—
Credit Agricole	10/04/23	USD	105	SEK	1,160	2
Credit Agricole	10/04/23	USD	223	JPY	32,700	(4)

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Credit Agricole	10/04/23	MXN	3,790	USD	221	$3
Credit Agricole	10/04/23	JPY	32,500	USD	224	6
Credit Agricole	10/10/23	USD	112	CNY	813	—
Credit Agricole	11/02/23	JPY	437,306	USD	2,955	8
Credit Agricole	04/10/24	USD	221	CNY	1,558	(4)
Goldman Sachs	10/04/23	EUR	103	USD	113	4
Goldman Sachs	10/04/23	CHF	200	USD	224	6
Goldman Sachs	10/04/23	USD	222	EUR	207	(2)
Goldman Sachs	10/04/23	USD	222	GBP	179	(3)
Goldman Sachs	10/04/23	USD	223	NOK	2,370	—
Goldman Sachs	10/04/23	USD	266	NZD	450	4
Goldman Sachs	10/04/23	USD	447	AUD	690	(2)
Goldman Sachs	10/04/23	USD	448	CHF	400	(11)
Goldman Sachs	10/04/23	USD	572	MXN	9,785	(9)
Goldman Sachs	10/04/23	AUD	690	USD	444	(2)
Goldman Sachs	10/04/23	USD	893	JPY	130,700	(17)
Goldman Sachs	10/04/23	CAD	600	USD	447	3
Goldman Sachs	10/04/23	CAD	605	USD	447	(1)
Goldman Sachs	10/04/23	USD	1,431	SEK	15,860	29
Goldman Sachs	10/04/23	ZAR	2,480	USD	131	(1)
Goldman Sachs	10/04/23	MXN	7,580	USD	442	6
Goldman Sachs	10/04/23	NOK	4,740	USD	446	—
Goldman Sachs	10/04/23	NOK	3,590	USD	335	(3)
Goldman Sachs	10/04/23	JPY	179,400	USD	1,225	23
Goldman Sachs	10/10/23	USD	221	CNY	1,609	1
Goldman Sachs	10/10/23	CNY	3,958	USD	546	2
Goldman Sachs	11/02/23	USD	568	JPY	84,400	1
Goldman Sachs	11/02/23	USD	551	JPY	81,500	(2)
Goldman Sachs	11/02/23	JPY	122,300	USD	827	3
Goldman Sachs	11/03/23	USD	130	ZAR	2,480	1
Goldman Sachs	11/03/23	USD	162	AUD	250	—
Goldman Sachs	11/03/23	USD	207	CAD	280	—
Goldman Sachs	11/03/23	USD	311	GBP	255	—
Goldman Sachs	11/03/23	USD	328	CHF	300	1
Goldman Sachs	11/03/23	USD	441	SEK	4,790	1
Goldman Sachs	11/03/23	USD	820	NZD	1,380	8
Goldman Sachs	11/03/23	NZD	1,102	USD	657	(4)
Goldman Sachs	11/03/23	USD	2,450	EUR	2,311	—
Goldman Sachs	11/03/23	ZAR	2,480	USD	132	1
Goldman Sachs	11/03/23	ZAR	2,520	USD	132	(1)
Goldman Sachs	11/03/23	CNY	11,327	USD	1,556	(22)
HSBC	10/27/23	CAD	1,095	USD	810	—
HSBC	01/11/24	USD	853	CNH	6,210	3
JPMorgan Chase Bank	10/02/23	USD	1,038	PEN	3,888	(13)
JPMorgan Chase Bank	10/02/23	PEN	3,888	USD	1,038	13
JPMorgan Chase Bank	10/04/23	USD	110	NOK	1,180	1
JPMorgan Chase Bank	10/04/23	USD	111	GBP	89	(3)
JPMorgan Chase Bank	10/04/23	USD	445	CHF	400	(7)
JPMorgan Chase Bank	10/04/23	CAD	450	USD	333	—

SEI Institutional International Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/04/23	AUD	172	USD	111	$—
JPMorgan Chase Bank	10/04/23	AUD	345	USD	222	—
JPMorgan Chase Bank	10/04/23	USD	554	NZD	930	5
JPMorgan Chase Bank	10/04/23	USD	608	JPY	89,700	(7)
JPMorgan Chase Bank	10/04/23	USD	589	CAD	799	2
JPMorgan Chase Bank	10/04/23	USD	111	CAD	150	—
JPMorgan Chase Bank	10/04/23	USD	1,305	EUR	1,215	(18)
JPMorgan Chase Bank	10/04/23	RON	1,562	USD	343	11
JPMorgan Chase Bank	10/04/23	EUR	2,065	USD	2,221	34
JPMorgan Chase Bank	10/04/23	CHF	2,927	USD	3,270	70
JPMorgan Chase Bank	10/04/23	NOK	4,478	USD	417	(4)
JPMorgan Chase Bank	10/04/23	DKK	4,529	USD	663	20
JPMorgan Chase Bank	10/04/23	THB	14,086	USD	395	8
JPMorgan Chase Bank	10/04/23	JPY	16,300	USD	112	3
JPMorgan Chase Bank	10/04/23	CZK	25,908	USD	1,166	40
JPMorgan Chase Bank	10/10/23	USD	451	CNY	3,300	3
JPMorgan Chase Bank	10/10/23	USD	1,384	CNY	9,977	(13)
JPMorgan Chase Bank	10/10/23	CNY	3,251	USD	451	4
JPMorgan Chase Bank	10/11/23	IDR	64,963,205	USD	4,252	51
JPMorgan Chase Bank	10/12/23	EUR	1,345	USD	1,433	8
JPMorgan Chase Bank	10/13/23	EUR	28,777	USD	31,135	656
JPMorgan Chase Bank	10/20/23	IDR	30,716,669	USD	2,000	14
JPMorgan Chase Bank	10/25/23	JPY	2,181,564	USD	14,897	219
JPMorgan Chase Bank	10/27/23	CAD	11,902	USD	8,794	(13)
JPMorgan Chase Bank	10/27/23	COP	3,397,158	USD	857	23
JPMorgan Chase Bank	11/02/23	USD	440	JPY	64,900	(3)
JPMorgan Chase Bank	11/02/23	PEN	3,888	USD	1,036	10
JPMorgan Chase Bank	11/03/23	USD	110	NOK	1,180	1
JPMorgan Chase Bank	11/03/23	USD	167	AUD	260	—
JPMorgan Chase Bank	11/03/23	USD	222	SEK	2,470	6
JPMorgan Chase Bank	11/03/23	USD	218	EUR	207	2
JPMorgan Chase Bank	11/03/23	USD	221	EUR	207	(1)
JPMorgan Chase Bank	11/03/23	MXN	960	USD	54	(1)
JPMorgan Chase Bank	11/03/23	CZK	1,270	USD	55	(1)
JPMorgan Chase Bank	11/03/23	NZD	1,295	USD	770	(7)
JPMorgan Chase Bank	11/03/23	RON	1,562	USD	333	—
JPMorgan Chase Bank	11/20/23	ILS	8,581	USD	2,328	68
JPMorgan Chase Bank	11/20/23	THB	90,159	USD	2,589	102
JPMorgan Chase Bank	11/27/23	USD	1,079	HUF	391,105	(23)
JPMorgan Chase Bank	12/04/23	CNY	50,597	USD	6,983	(51)
JPMorgan Chase Bank	12/04/23	THB	104,118	USD	2,990	114
JPMorgan Chase Bank	12/05/23	CZK	67,625	USD	3,015	80
JPMorgan Chase Bank	12/11/23	USD	32	CNY	230	—
JPMorgan Chase Bank	12/11/23	CHF	1,807	USD	2,069	78
JPMorgan Chase Bank	12/11/23	CAD	2,389	USD	1,767	(2)
JPMorgan Chase Bank	12/11/23	CNY	3,300	USD	452	(7)
JPMorgan Chase Bank	12/11/23	USD	4,271	GBP	3,367	(161)
JPMorgan Chase Bank	12/11/23	USD	4,685	NOK	49,777	5
JPMorgan Chase Bank	12/11/23	AUD	5,735	USD	3,725	16

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	12/11/23	USD	10,530	SEK	114,077	$10
JPMorgan Chase Bank	12/11/23	SGD	18,593	USD	13,832	162
JPMorgan Chase Bank	12/11/23	NZD	22,440	USD	13,379	(98)
JPMorgan Chase Bank	12/11/23	MXN	107,029	USD	6,169	81
JPMorgan Chase Bank	12/11/23	KRW	2,001,853	USD	1,524	30
JPMorgan Chase Bank	12/18/23	PLN	13,801	USD	3,207	53
Merrill Lynch	10/27/23	USD	1,388	CAD	1,897	16
Merrill Lynch	11/08/23	AUD	6,313	USD	4,091	13
Midland Walwyn Capital Inc.	10/04/23	RON	119	USD	26	1
Midland Walwyn Capital Inc.	10/04/23	GBP	134	USD	166	2
Midland Walwyn Capital Inc.	10/04/23	USD	166	EUR	155	(2)
Midland Walwyn Capital Inc.	10/04/23	USD	220	GBP	178	(2)
Midland Walwyn Capital Inc.	10/04/23	NZD	370	USD	219	(3)
Midland Walwyn Capital Inc.	10/04/23	MYR	371	USD	80	1
Midland Walwyn Capital Inc.	10/04/23	JPY	179,200	USD	1,221	20
Midland Walwyn Capital Inc.	11/03/23	RON	119	USD	25	—
Midland Walwyn Capital Inc.	11/03/23	MYR	371	USD	79	(1)
Morgan Stanley	10/04/23	USD	111	GBP	89	(3)
Morgan Stanley	10/04/23	USD	524	RON	2,383	(16)
Morgan Stanley	10/04/23	USD	952	EUR	885	(15)
Morgan Stanley	10/04/23	USD	1,088	NZD	1,843	20
Morgan Stanley	10/04/23	USD	2,627	JPY	385,600	(42)
Morgan Stanley	10/04/23	USD	670	AUD	1,050	8
Morgan Stanley	10/04/23	USD	2,470	AUD	3,806	(14)
Morgan Stanley	10/04/23	NZD	5,298	USD	3,149	(34)
Morgan Stanley	10/04/23	AUD	5,958	USD	3,868	22
Morgan Stanley	10/04/23	AUD	515	USD	331	(1)
Morgan Stanley	10/04/23	MXN	31,763	USD	1,887	60
Morgan Stanley	10/04/23	JPY	64,900	USD	446	11
Morgan Stanley	10/10/23	CNY	1,237	USD	170	—
Morgan Stanley	10/10/23	CNY	812	USD	110	(1)
Morgan Stanley	10/12/23	EUR	13,461	USD	14,701	444
Morgan Stanley	10/27/23	CAD	1,265	USD	937	1
Morgan Stanley	11/02/23	USD	330	JPY	49,100	1
Morgan Stanley	11/02/23	JPY	65,200	USD	441	2
Morgan Stanley	11/02/23	JPY	40,800	USD	275	—
Morgan Stanley	11/03/23	USD	273	NZD	460	4
Morgan Stanley	11/03/23	USD	508	RON	2,383	(1)
Morgan Stanley	11/03/23	NZD	553	USD	330	(2)
Morgan Stanley	11/03/23	USD	2,731	EUR	2,571	(6)
Morgan Stanley	11/03/23	EUR	63,621	USD	67,554	116
RBC	10/04/23	USD	222	EUR	204	(6)
RBC	10/04/23	USD	225	CHF	200	(6)
RBC	10/04/23	CAD	295	USD	219	1
RBC	10/04/23	USD	316	SEK	3,440	—
RBC	10/04/23	SEK	5,842	USD	537	—
RBC	11/02/23	USD	331	JPY	49,000	(1)
RBC	11/02/23	JPY	32,600	USD	221	1
RBS	11/03/23	USD	590	GBP	484	—

SEI Institutional International Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
SCB Securities	10/04/23	MYR	1,125	USD	243	$3
SCB Securities	10/10/23	CNY	836	USD	114	(1)
SCB Securities	10/10/23	USD	25,874	CNY	189,411	162
SCB Securities	11/03/23	USD	114	CNY	836	2
SCB Securities	11/03/23	USD	206	EUR	195	1
SCB Securities	11/03/23	MYR	1,125	USD	240	(2)
SCB Securities	11/03/23	CNY	189,411	USD	25,885	(492)
SCB Securities	04/12/24	HKD	2,720	USD	350	1
SCB Securities	05/09/24	HKD	2,705	USD	348	1
State Street	10/04/23	NOK	96	USD	9	—
State Street	10/04/23	USD	111	EUR	102	(3)
State Street	10/04/23	GBP	179	USD	223	5
State Street	10/04/23	NZD	190	USD	112	(2)
State Street	10/04/23	EUR	206	USD	221	3
State Street	10/04/23	USD	221	CAD	300	1
State Street	10/04/23	USD	222	GBP	175	(8)
State Street	10/04/23	USD	223	NZD	380	5
State Street	10/04/23	CAD	300	USD	224	2
State Street	10/04/23	USD	113	AUD	175	—
State Street	10/04/23	USD	393	AUD	605	(2)
State Street	10/04/23	CHF	690	USD	781	26
State Street	10/04/23	AUD	167	USD	108	—
State Street	10/04/23	AUD	690	USD	445	—
State Street	10/04/23	USD	2,109	CHF	1,880	(54)
State Street	10/04/23	MXN	2,340	USD	134	—
State Street	10/10/23	CNY	805	USD	110	—
State Street	11/03/23	USD	230	NOK	2,478	3
State Street	11/03/23	USD	972	EUR	920	4
State Street	11/03/23	MXN	3,547	USD	199	(4)
TD Securities	10/04/23	USD	9	PLN	35	—
TD Securities	10/04/23	SGD	30	USD	22	—
TD Securities	10/04/23	USD	73	EUR	67	(2)
TD Securities	10/04/23	USD	445	CHF	395	(14)
TD Securities	10/04/23	USD	685	GBP	558	(4)
TD Securities	10/04/23	PLN	4,758	USD	1,157	67
TD Securities	10/04/23	JPY	32,600	USD	221	3
TD Securities	11/03/23	USD	374	NZD	628	3
TD Securities	11/03/23	USD	1,290	AUD	2,011	9
TD Securities	11/03/23	NZD	3,598	USD	2,142	(19)
TD Securities	11/03/23	AUD	5,640	USD	3,617	(26)
TD Securities	11/03/23	CAD	10,754	USD	7,966	7
TD Securities	11/03/23	GBP	11,215	USD	13,723	35
UBS	10/04/23	USD	132	MXN	2,290	—
UBS	10/04/23	GBP	150	USD	186	3
UBS	10/04/23	RON	163	USD	36	1
UBS	10/04/23	USD	285	NZD	480	4
UBS	10/04/23	USD	155	AUD	241	1
UBS	10/04/23	USD	158	AUD	244	—
UBS	10/04/23	USD	333	NOK	3,560	2

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

International Fixed Income Fund (Concluded)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
UBS	10/04/23	CHF	395	USD	448	$16
UBS	10/04/23	USD	411	EUR	383	(6)
UBS	10/04/23	CZK	1,260	USD	55	—
UBS	10/04/23	USD	1,491	GBP	1,172	(60)
UBS	10/04/23	NZD	1,500	USD	891	(10)
UBS	10/04/23	AUD	518	USD	334	—
UBS	10/04/23	AUD	1,735	USD	1,114	(6)
UBS	10/04/23	THB	4,894	USD	137	3
UBS	10/04/23	SEK	8,650	USD	775	(21)
UBS	10/04/23	MXN	97,590	USD	5,795	181
UBS	11/03/23	RON	163	USD	35	—
UBS	11/03/23	USD	220	NOK	2,360	2
UBS	11/03/23	NZD	506	USD	303	(1)
UBS	11/03/23	USD	1,318	EUR	1,248	4
UBS	11/03/23	ZAR	10,860	USD	577	2
UBS	11/03/23	MXN	38,701	USD	2,171	(45)
UBS	01/11/24	CNH	143,587	USD	19,781	(26)
Westpac Banking	10/04/23	JPY	55,571	USD	383	10
Westpac Banking	11/03/23	DKK	4,529	USD	645	1
Westpac Banking	11/20/23	JPY	162,800	USD	1,136	36
						$6,513

A list of the open OTC swap agreements held by the Fund at September 30, 2023, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	China 7-Day Reverse Repo Rate	2.985%	Quarterly	06/03/2024	CNY	23,220	$27	$–	$27
Deutsche Bank	China 7-Day Reverse Repo Rate	2.755%	Quarterly	09/09/2024	CNY	31,000	37	–	37
							$64	$–	$64

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2023, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
China 7-Day Reverse Repo Rate	2.8000%	Quarterly	04/02/2026	CNY	12,090	$29	$–	$29
3-MONTH NZD RATE	2.58%	Quarterly	11/01/2024	NZD	980	(20)	–	(20)
3-MONTH NZD RATE	2.0525%	Quarterly	11/02/2024	NZD	2,620	(56)	–	(56)
6-MONTH EURIBOR	1.5455%	Semi-Annually	08/18/2027	EUR	5,175	(368)	–	(368)
3-MONTH NZD RATE	4.18%	Quarterly	04/26/2033	NZD	2,350	(106)	–	(106)
1.041%	1-DAY JPY-TONAR	Annually	06/09/2053	JPY	124,710	99	–	99
China 7-Day Fixing Repo Rates	2.4197%	Quarterly	09/28/2028	CNY	19,590	6	–	6
						$(416)	$–	$(416)

Percentages are based on Net Assets of $438,855 ($ Thousands).

SEI Institutional International Trust

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $51,086 ($ Thousands), representing 11.6% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.
(D)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of September 30, 2023 was $1,912 ($ Thousands).
(E)	Zero coupon security.
(F)	No interest rate available.
(G)	Interest rate represents the security's effective yield at the time of purchase.

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Global Bonds	–	408,355	–	408,355
U.S. Treasury Obligations	–	10,743	–	10,743
Commercial Paper	–	1,696	–	1,696
Asset-Backed Security	–	737	–	737
Mortgage-Backed Securities	–	52	–	52
Purchased Option	7	–	–	7
Total Investments in Securities	7	421,583	–	421,590

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	492	–	–	492
Unrealized Depreciation	(725)	–	–	(725)
Forward Contracts*
Unrealized Appreciation	–	8,569	–	8,569
Unrealized Depreciation	–	(2,056)	–	(2,056)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	64	–	64
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	134	–	134
Unrealized Depreciation	–	(550)	–	(550)
Total Other Financial Instruments	(233)	6,161	–	5,928

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS — 95.4%
Angola — 0.9%
Angolan Government International Bond
9.500%, 11/12/2025 (A)		$112	$110
9.375%, 05/08/2048		3,260	2,397
8.750%, 04/14/2032		3,728	2,991
8.750%, 04/14/2032 (A)		489	392
8.250%, 05/09/2028 (A)		854	738
8.250%, 05/09/2028		735	636
Angolan Government International Bond MTN
9.125%, 11/26/2049		299	214
8.000%, 11/26/2029		980	805
Republic of Angola Via Avenir Issuer II Ireland DAC
6.927%, 02/19/2027		2,480	2,285
			10,568

Argentina — 0.9%
Argentine Republic Government International Bond
3.625%, 07/09/2035 (B)		14,877	3,670
3.500%, 07/09/2041 (B)		8,553	2,188
0.750%, 07/09/2030 (B)		7,034	2,000
0.500%, 07/09/2029	EUR	13	3
MSU Energy
6.875%, 02/01/2025 (A)		$285	209
Provincia de Buenos Aires MTN
6.375%, 09/01/2037 (B)		5,624	1,830
4.000%, 09/01/2037 (B)	EUR	666	162
Provincia de Cordoba
6.875%, 12/10/2025 (A)(B)		$450	374
			10,436

Armenia — 0.2%
Republic of Armenia International Bond
3.950%, 09/26/2029		200	161
3.600%, 02/02/2031		2,352	1,768
			1,929

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Australia — 0.0%
AngloGold Ashanti Holdings
3.750%, 10/01/2030		$229	$184

Azerbaijan — 0.8%
Republic of Azerbaijan International Bond
5.125%, 09/01/2029		1,457	1,355
3.500%, 09/01/2032		540	439
3.500%, 09/01/2032 (A)		150	122
Southern Gas Corridor CJSC
6.875%, 03/24/2026 (A)		690	686
6.875%, 03/24/2026		4,195	4,170
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		1,840	1,854
6.950%, 03/18/2030		430	433
			9,059

Bahamas — 0.1%
Bahamas Government International Bond
6.000%, 11/21/2028		950	782

Bahrain — 1.0%
Bahrain Government International Bond
7.750%, 04/18/2035 (A)		838	836
5.625%, 09/30/2031		2,040	1,829
5.625%, 09/30/2031 (A)		420	377
5.450%, 09/16/2032		2,082	1,810
Bahrain Government International Bond MTN
5.625%, 05/18/2034 (A)		2,477	2,117
5.250%, 01/25/2033		1,280	1,090
5.250%, 01/25/2033 (A)		200	170
4.250%, 01/25/2028		1,306	1,194
CBB International Sukuk Programme WLL
3.875%, 05/18/2029 (A)		1,094	958
3.875%, 05/18/2029		546	478
Oil and Gas Holding BSCC
8.375%, 11/07/2028 (A)		560	590
8.375%, 11/07/2028		450	474
			11,923

Benin — 0.1%
Benin Government International Bond
6.875%, 01/19/2052	EUR	158	111
4.950%, 01/22/2035		819	594
4.875%, 01/19/2032		102	80
			785

Bermuda — 0.2%
Bermuda Government International Bond
5.000%, 07/15/2032		$409	381
4.750%, 02/15/2029		954	904
3.717%, 01/25/2027		431	403

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
2.375%, 08/20/2030		$221	$178
			1,866

Bolivia — 0.0%
Bolivian Government International Bond
4.500%, 03/20/2028		602	341

Brazil — 6.9%
Braskem Netherlands Finance BV (A)
8.500%, 01/12/2031		900	892
7.250%, 02/13/2033		1,289	1,187
Brazil Letras do Tesouro Nacional
0.000%, 01/01/2025 (C)	BRL	77,318	13,582
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		$1,170	1,135
5.333%, 02/15/2028 (A)		112	109
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/2033	BRL	36,812	6,694
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 05/15/2035		268	227
6.000%, 05/15/2045		119	100
6.000%, 08/15/2050		519	436
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2025		38,488	7,607
10.000%, 01/01/2027		72,088	14,051
10.000%, 01/01/2029		72,861	13,820
10.000%, 01/01/2031		20,635	3,826
Brazilian Government International Bond
6.000%, 10/20/2033		$3,600	3,396
5.625%, 02/21/2047		1,589	1,258
5.000%, 01/27/2045		1,719	1,271
4.750%, 01/14/2050		6,517	4,500
3.750%, 09/12/2031		785	660
Centrais Eletricas Brasileiras
4.625%, 02/04/2030 (A)		226	196
CSN Resources
4.625%, 06/10/2031 (A)		625	476
Iochpe-Maxion Austria GmbH
5.000%, 05/07/2028 (A)		620	534
MC Brazil Downstream Trading SARL
7.250%, 06/30/2031 (A)		1,184	908
7.250%, 06/30/2031		338	259
Minerva Luxembourg
4.375%, 03/18/2031 (A)		297	230
MV24 Capital BV
6.748%, 06/01/2034 (A)		349	308
Nexa Resources
5.375%, 05/04/2027 (A)		2,591	2,396
Petrobras Global Finance BV
6.500%, 07/03/2033		873	833
Suzano Austria GmbH (A)
7.000%, 03/16/2047		399	384
6.000%, 01/15/2029		288	280

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.000%, 01/15/2030		$494	$451
			82,006

Cameroon — 0.1%
Republic of Cameroon International Bond
5.950%, 07/07/2032	EUR	960	673

Cayman Islands — 0.1%
Neon Capital MTN
2.015%, 01/06/2028 (D)	JPY	183,835	1,109

Chile — 2.1%
Alfa Desarrollo SpA
4.550%, 09/27/2051 (A)		$226	154
ATP Tower Holdings LLC
4.050%, 04/27/2026 (A)		255	221
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		1,046	955
Bonos de la Tesoreria de la Republica
1.900%, 09/01/2030	CLP	913,031	940
Bonos de la Tesoreria de la Republica en pesos
7.000%, 05/01/2034 (A)		525,000	623
6.000%, 04/01/2033 (A)		610,000	671
5.000%, 10/01/2028 (A)		1,075,000	1,137
5.000%, 03/01/2035		275,000	278
4.700%, 09/01/2030 (A)		720,000	734
4.500%, 03/01/2026		995,000	1,060
2.800%, 10/01/2033 (A)		640,000	539
Cencosud
4.375%, 07/17/2027 (A)		$1,819	1,672
Chile Government International Bond
4.950%, 01/05/2036		5,536	5,078
4.125%, 07/05/2034	EUR	210	211
3.860%, 06/21/2047		$550	401
3.500%, 01/31/2034		1,949	1,609
3.250%, 09/21/2071		379	214
3.100%, 05/07/2041		976	662
3.100%, 01/22/2061		2,493	1,425
2.750%, 01/31/2027		730	670
2.550%, 07/27/2033		1,802	1,383
2.450%, 01/31/2031 (E)		327	269
Corp Nacional del Cobre de Chile
5.950%, 01/08/2034 (A)		1,964	1,901
Empresa de los Ferrocarriles del Estado
3.830%, 09/14/2061		350	218
3.068%, 08/18/2050		250	143
Empresa Nacional del Petroleo
6.150%, 05/10/2033 (A)		200	192
5.250%, 11/06/2029		749	700
4.500%, 09/14/2047		200	141
3.450%, 09/16/2031 (A)		331	264

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Nacional del Cobre de Chile (A)
5.125%, 02/02/2033		$282	$259
3.750%, 01/15/2031		234	201
3.700%, 01/30/2050 (E)		452	293
			25,218

China — 3.0%
Blossom Joy
3.100% (D)(F)		202	190
China Government Bond
3.810%, 09/14/2050	CNY	5,200	805
3.720%, 04/12/2051		3,000	459
3.530%, 10/18/2051		7,980	1,182
3.280%, 12/03/2027		21,300	3,018
3.270%, 11/19/2030		3,100	442
3.190%, 04/15/2053		4,700	667
3.120%, 10/25/2052		10,690	1,481
3.020%, 05/27/2031		1,500	210
2.880%, 02/25/2033		42,230	5,849
2.800%, 03/24/2029		3,500	483
2.800%, 03/25/2030		21,690	2,986
2.790%, 12/15/2029		3,600	495
2.750%, 06/15/2029		3,000	412
2.750%, 02/17/2032		3,000	410
2.690%, 08/12/2026		4,000	552
2.670%, 05/25/2033		6,400	873
2.640%, 01/15/2028		58,370	8,016
2.620%, 09/25/2029		3,000	409
2.620%, 06/25/2030		7,500	1,021
2.600%, 09/01/2032		3,000	406
China Government International Bond
3.250%, 10/19/2023		$1,192	1,191
1.250%, 10/26/2026 (A)		559	499
0.550%, 10/21/2025		626	569
0.400%, 10/21/2023		2,010	2,005
Chinalco Capital Holdings
4.100% (D)(F)		224	219
2.125%, 06/03/2026		173	157
Dianjian Haiyu
4.300% (D)(F)		204	201
Meituan
3.050%, 10/28/2030		204	158
Powerchina Roadbridge Group British Virgin Islands
3.080% (D)(F)		285	265
Shimao Group Holdings
5.600%, 07/15/2026 (G)		1,949	59
5.200%, 01/30/2025 (G)		1,406	54
Tencent Holdings Ltd MTN
3.240%, 06/03/2050 (A)		450	259
			36,002

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Colombia — 5.6%
AI Candelaria Spain (A)
7.500%, 12/15/2028		$333	$303
5.750%, 06/15/2033		780	552
Colombia Government International Bond
9.850%, 06/28/2027	COP	5,060,000	1,169
8.000%, 04/20/2033		$5,257	5,191
7.500%, 02/02/2034		2,898	2,736
6.125%, 01/18/2041		3,587	2,803
5.625%, 02/26/2044		132	94
5.200%, 05/15/2049		2,642	1,731
5.000%, 06/15/2045		1,173	768
4.500%, 03/15/2029		863	749
4.125%, 02/22/2042		1,266	764
4.125%, 05/15/2051		1,789	995
3.875%, 02/15/2061		1,035	535
3.000%, 01/30/2030		1,571	1,204
Colombian TES
13.250%, 02/09/2033	COP	16,307,500	4,354
10.000%, 07/24/2024		4,883,600	1,218
9.250%, 05/28/2042		13,135,000	2,580
7.750%, 09/18/2030		3,596,100	742
7.500%, 08/26/2026		21,350,800	4,854
7.250%, 10/18/2034		31,459,900	5,653
7.250%, 10/26/2050		4,553,000	705
7.000%, 03/26/2031		14,994,400	2,903
7.000%, 03/26/2031		1,211,900	235
7.000%, 06/30/2032		34,959,700	6,512
6.250%, 11/26/2025		4,047,300	921
6.250%, 07/09/2036		4,494,700	713
6.000%, 04/28/2028		34,259,100	6,984
5.750%, 11/03/2027		20,037,100	4,121
Ecopetrol
8.875%, 01/13/2033		$357	349
6.875%, 04/29/2030		492	449
5.875%, 11/02/2051		346	220
Ecopetrol SA
8.625%, 01/19/2029		651	653
Empresas Publicas de Medellin ESP (A)
8.375%, 11/08/2027	COP	2,351,000	465
7.625%, 09/10/2024		3,116,000	728
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,127,000	265
7.875%, 08/12/2024		884,000	208
Geopark
5.500%, 01/17/2027 (A)		$261	224
Gran Tierra Energy
7.750%, 05/23/2027 (A)(E)		543	466
Grupo Aval
4.375%, 02/04/2030 (A)		812	618

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
SierraCol Energy Andina
6.000%, 06/15/2028 (A)		$578	$459
			67,193

Costa Rica — 0.4%
Costa Rica Government International Bond
7.000%, 04/04/2044		230	218
7.000%, 04/04/2044		58	55
6.550%, 04/03/2034 (A)		1,185	1,152
6.550%, 04/03/2034		2,885	2,803
			4,228

Czech Republic — 2.2%
Czech Republic Government Bond
6.200%, 06/16/2031	CZK	12,770	606
6.000%, 02/26/2026		72,840	3,250
5.500%, 12/12/2028		39,470	1,778
5.000%, 09/30/2030		19,660	866
4.900%, 04/14/2034		6,780	297
4.200%, 12/04/2036		7,740	317
3.500%, 05/30/2035		18,690	720
2.750%, 07/23/2029		55,670	2,173
2.500%, 08/25/2028		131,680	5,164
2.000%, 10/13/2033		116,520	3,970
1.950%, 07/30/2037		5,510	171
1.750%, 06/23/2032		18,680	642
1.500%, 04/24/2040		6,150	166
1.200%, 03/13/2031		44,790	1,518
1.000%, 06/26/2026		46,200	1,809
0.950%, 05/15/2030		5,750	197
0.250%, 02/10/2027		44,470	1,661
0.050%, 11/29/2029		18,530	607
			25,912

Dominican Republic — 1.8%
Dominican Republic Central Bank Notes
13.000%, 12/05/2025 (A)	DOP	276,320	5,038
Dominican Republic International Bond
11.250%, 09/15/2035 (A)		30,550	553
9.750%, 06/05/2026		19,150	339
7.450%, 04/30/2044 (A)		$687	626
7.450%, 04/30/2044		2,443	2,226
7.050%, 02/03/2031		4,702	4,539
6.850%, 01/27/2045		1,729	1,468
6.500%, 02/15/2048		2,764	2,230
6.400%, 06/05/2049		651	515
6.000%, 02/22/2033		1,579	1,392
5.875%, 04/18/2024 (A)		24	23
5.875%, 01/30/2060		3,598	2,570
5.500%, 02/22/2029		240	219
4.875%, 09/23/2032		135	109
			21,847

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Ecuador — 0.8%
Ecuador Government International Bond
9.365%, 07/31/2030 (C)		$50	$15
6.000%, 07/31/2030 (A)(B)		2,028	1,031
6.000%, 07/31/2030 (B)		6,159	3,132
3.500%, 07/31/2035 (A)(B)		2,529	935
3.500%, 07/31/2035 (B)		9,316	3,446
2.500%, 07/31/2040 (A)(B)		1,165	380
2.500%, 07/31/2040 (B)		121	39
0.000%, 07/31/2030 (A)(C)		690	204
			9,182

Egypt — 1.2%
Egypt Government Bond
14.664%, 10/06/2030	EGP	4,750	100
Egypt Government International Bond
8.875%, 05/29/2050		$2,395	1,293
8.875%, 05/29/2050 (A)		492	266
8.700%, 03/01/2049 (A)		389	207
8.500%, 01/31/2047		2,691	1,430
7.903%, 02/21/2048 (A)		428	218
7.625%, 05/29/2032		4,925	2,832
5.800%, 09/30/2027		685	449
Egypt Government International Bond MTN
7.500%, 02/16/2061 (A)		261	131
7.300%, 09/30/2033		917	509
6.375%, 04/11/2031	EUR	2,720	1,604
6.375%, 04/11/2031 (A)		2,134	1,258
5.800%, 09/30/2027 (A)		$1,545	1,014
5.625%, 04/16/2030	EUR	614	359
4.750%, 04/11/2025 (A)		981	835
4.750%, 04/11/2025		457	389
4.750%, 04/16/2026		842	621
4.750%, 04/16/2026 (A)		524	387
3.875%, 02/16/2026 (A)		$318	225
Government of Egypt
5.875%, 06/11/2025 (A)		326	265
			14,392

El Salvador — 0.6%
El Salvador Government International Bond
9.500%, 07/15/2052		6,424	4,899
8.625%, 02/28/2029 (E)		727	593
8.250%, 04/10/2032		627	496
7.650%, 06/15/2035		677	477
7.125%, 01/20/2050		164	106
6.375%, 01/18/2027 (A)		412	335
			6,906

Ethiopia — 0.2%
Ethiopia International Bond
6.625%, 12/11/2024 (A)		2,451	1,576

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
6.625%, 12/11/2024		$400	$257
			1,833

Gabon — 0.1%
Gabon Government International Bond (A)
7.000%, 11/24/2031		900	667
6.950%, 06/16/2025		608	541
6.375%, 12/12/2024		321	292
			1,500

Georgia — 0.0%
Georgian Railway JSC
4.000%, 06/17/2028 (A)		481	416

Ghana — 1.0%
Ghana Government International Bond
10.750%, 10/14/2030 (A)		1,055	706
10.750%, 10/14/2030		5,024	3,361
8.950%, 03/26/2051 (G)		2,095	887
8.875%, 05/07/2042 (G)		1,491	628
8.750%, 03/11/2061 (G)		693	293
8.627%, 06/16/2049 (G)		789	333
8.625%, 04/07/2034 (G)		3,277	1,441
8.125%, 03/26/2032 (G)		515	226
7.875%, 02/11/2035 (G)		1,101	488
7.750%, 04/07/2029 (G)		450	198
7.625%, 05/16/2029 (G)		1,289	569
6.375%, 02/11/2027		281	124
Republic of Ghana Government Bonds
19.250%, 12/18/2023	GHS	4,011	332
10.000%, 02/02/2038		505	13
9.850%, 02/03/2037		502	13
9.700%, 02/05/2036		502	13
9.550%, 02/06/2035		502	13
9.400%, 02/07/2034		502	14
9.250%, 02/08/2033		1,267	35
9.100%, 02/10/2032		1,267	37
8.950%, 02/11/2031		1,268	39
8.800%, 02/12/2030		1,014	33
8.650%, 02/13/2029		656	24
8.500%, 02/15/2028		2,783	117
8.350%, 02/16/2027		6,621	322
Tullow Oil (A)
10.250%, 05/15/2026		$330	287
7.000%, 03/01/2025 (E)		1,241	958
			11,504

Guatemala — 1.0%
CT Trust
5.125%, 02/03/2032 (A)		762	595
Guatemala Government Bond
7.050%, 10/04/2032 (A)		865	868
7.050%, 10/04/2032		533	535
6.600%, 06/13/2036 (E)		2,191	2,101

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
6.600%, 06/13/2036 (A)		$4,237	$4,062
6.125%, 06/01/2050		2,015	1,732
4.900%, 06/01/2030		496	450
4.500%, 05/03/2026		185	175
3.700%, 10/07/2033 (A)(E)		1,008	772
3.700%, 10/07/2033		700	536
Millicom International Cellular
4.500%, 04/27/2031 (A)		507	362
			12,188

Honduras — 0.1%
Honduras Government International Bond
6.250%, 01/19/2027		326	306
5.625%, 06/24/2030 (E)		1,281	1,090
			1,396

Hong Kong — 0.0%
NWD MTN Ltd
4.125%, 07/18/2029		757	455

Hungary — 2.8%
Hungary Government Bond
9.500%, 10/21/2026	HUF	534,110	1,502
6.750%, 10/22/2028		2,782,390	7,334
5.500%, 06/24/2025		313,990	816
4.750%, 11/24/2032		1,583,070	3,571
4.500%, 03/23/2028		1,099,400	2,649
4.500%, 05/27/2032		202,680	453
3.250%, 10/22/2031		294,420	612
3.000%, 10/27/2027		383,810	881
3.000%, 08/21/2030		380,180	800
3.000%, 10/27/2038		729,400	1,213
3.000%, 04/25/2041		349,900	546
2.250%, 04/20/2033		652,560	1,193
2.000%, 05/23/2029		875,310	1,817
Hungary Government International Bond
6.750%, 09/25/2052 (A)		$2,579	2,445
6.750%, 09/25/2052		201	190
6.125%, 05/22/2028 (A)		1,640	1,634
6.125%, 05/22/2028		2,297	2,288
3.125%, 09/21/2051		2,328	1,283
3.125%, 09/21/2051 (A)(E)		299	165
2.125%, 09/22/2031 (A)		1,475	1,086
1.750%, 06/05/2035	EUR	926	659
1.500%, 11/17/2050		552	285
Magyar Export-Import Bank Zrt
6.125%, 12/04/2027 (A)		$231	227
			33,649

India — 0.5%
Adani Electricity Mumbai
3.949%, 02/12/2030		810	594
3.949%, 02/12/2030 (A)		540	396

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Export-Import Bank of India
5.500%, 01/18/2033		$1,754	$1,681
Export-Import Bank of India MTN
3.250%, 01/15/2030		860	733
2.250%, 01/13/2031		415	322
Greenko Power II
4.300%, 12/13/2028		464	396
Network i2i
5.650%, H15T5Y + 4.277% (A)(D)(F)		260	253
Power Finance MTN
3.950%, 04/23/2030 (A)		569	494
Reliance Industries (A)
3.625%, 01/12/2052		671	428
2.875%, 01/12/2032		550	439
Vedanta Resources Finance II
8.950%, 03/11/2025		760	559
			6,295

Indonesia — 6.5%
Indonesia Asahan Aluminium (A)
5.800%, 05/15/2050		1,165	944
5.710%, 11/15/2023		618	617
4.750%, 05/15/2025		240	235
Indonesia Government International Bond
8.500%, 10/12/2035		815	998
5.650%, 01/11/2053		3,113	2,957
5.450%, 09/20/2052		800	734
4.850%, 01/11/2033 (E)		3,613	3,438
4.750%, 02/11/2029		119	114
4.650%, 09/20/2032		464	433
4.550%, 01/11/2028		2,164	2,095
4.300%, 03/31/2052		311	240
4.150%, 09/20/2027		372	355
2.850%, 02/14/2030		1,261	1,072
1.400%, 10/30/2031	EUR	841	694
1.300%, 03/23/2034		743	560
1.100%, 03/12/2033		690	525
Indonesia Government International Bond MTN
3.750%, 06/14/2028		1,057	1,094
Indonesia Treasury Bond
9.000%, 03/15/2029	IDR	36,550,000	2,622
8.750%, 05/15/2031		32,485,000	2,354
8.375%, 03/15/2034		63,445,000	4,571
8.375%, 04/15/2039		44,180,000	3,248
8.250%, 05/15/2029		34,062,000	2,369
8.250%, 06/15/2032		11,041,000	780
8.250%, 05/15/2036		66,559,000	4,789
8.125%, 05/15/2024		37,060,000	2,423
7.500%, 08/15/2032		26,770,000	1,803
7.500%, 06/15/2035		17,596,000	1,193
7.500%, 05/15/2038		24,494,000	1,660
7.500%, 04/15/2040		29,005,000	1,958

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.125%, 06/15/2038	IDR	45,232,000	$2,951
7.125%, 06/15/2042		16,750,000	1,098
7.125%, 06/15/2043		58,350,000	3,804
7.000%, 05/15/2027		28,700,000	1,881
7.000%, 09/15/2030		18,766,000	1,228
7.000%, 02/15/2033		47,066,000	3,064
6.875%, 08/15/2051		34,420,000	2,196
6.500%, 06/15/2025		5,895,000	383
6.500%, 02/15/2031		23,127,000	1,467
6.375%, 08/15/2028		20,708,000	1,330
6.375%, 04/15/2032		58,545,000	3,692
6.375%, 07/15/2037		1,500,000	93
5.125%, 04/15/2027		19,322,000	1,200
Medco Bell Pte
6.375%, 01/30/2027 (A)		$466	438
Minejesa Capital BV (A)
5.625%, 08/10/2037		995	759
4.625%, 08/10/2030		386	343
Pertamina Persero MTN
3.650%, 07/30/2029 (A)		1,035	925
Perusahaan Listrik Negara
1.875%, 11/05/2031 (A)	EUR	891	724
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048		$740	655
6.150%, 05/21/2048 (A)		657	582
4.375%, 02/05/2050 (A)		265	180
Perusahaan Penerbit SBSN Indonesia III
4.700%, 06/06/2032		355	335
Perusahaan Perseroan Persero Perusahaan Listrik Negara
4.875%, 07/17/2049 (E)		311	231
1.875%, 11/05/2031	EUR	250	203
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
5.250%, 05/15/2047		$480	386
3.375%, 02/05/2030		750	635
3.000%, 06/30/2030		565	463
			78,121

Iraq — 0.1%
Iraq International Bond
5.800%, 01/15/2028		1,083	1,000

Israel — 0.1%
Bank Leumi Le-Israel
3.275%, H15T5Y + 1.631%, 01/29/2031 (A)(D)		431	385
Israel Government International Bond
4.500%, 01/17/2033		559	520
4.500%, 04/03/2120		759	544

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Leviathan Bond
6.750%, 06/30/2030 (A)		$394	$362
			1,811

Ivory Coast — 0.6%
Ivory Coast Government International Bond
6.875%, 10/17/2040	EUR	1,619	1,267
6.625%, 03/22/2048		2,979	2,164
6.625%, 03/22/2048		627	455
6.125%, 06/15/2033		$628	520
5.875%, 10/17/2031 (A)	EUR	205	179
5.750%, 12/31/2032 (B)		$600	534
5.250%, 03/22/2030	EUR	1,783	1,578
4.875%, 01/30/2032		747	601
			7,298

Jordan — 0.3%
Jordan Government International Bond
7.500%, 01/13/2029 (A)		$2,291	2,234
7.375%, 10/10/2047		667	549
7.375%, 10/10/2047 (A)		228	188
4.950%, 07/07/2025		270	261
			3,232

Kazakhstan — 0.9%
Kazakhstan Government International Bond
4.875%, 10/14/2044 (E)		1,517	1,298
4.875%, 10/14/2044 (A)		1,020	873
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045 (A)		631	640
2.375%, 11/09/2028 (A)	EUR	475	450
1.500%, 09/30/2034		1,409	1,061
KazMunayGas National JSC
6.375%, 10/24/2048 (A)(E)		$1,974	1,606
6.375%, 10/24/2048		200	163
5.750%, 04/19/2047 (A)		2,610	2,028
5.750%, 04/19/2047		63	49
5.375%, 04/24/2030 (A)		734	666
3.500%, 04/14/2033		615	459
3.500%, 04/14/2033 (A)		559	417
KazMunayGas National JSC MTN
5.375%, 04/24/2030		600	545
QazaqGaz NC JSC
4.375%, 09/26/2027		597	549
4.375%, 09/26/2027 (A)		165	152
Tengizchevroil Finance International
3.250%, 08/15/2030 (A)		450	341
			11,297

Kenya — 0.4%
Kenya Government International Bond
8.250%, 02/28/2048		1,318	895
7.000%, 05/22/2027		2,114	1,786

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.000%, 05/22/2027 (A)		$545	$461
6.875%, 06/24/2024 (A)		1,248	1,152
Republic of Kenya Government International Bond
6.300%, 01/23/2034		390	259
			4,553

Kuwait — 0.1%
Meglobal Canada ULC MTN
5.875%, 05/18/2030 (A)		222	220
NBK SPC
1.625%, SOFRRATE + 1.050%, 09/15/2027 (A)(D)		392	347
NBK Tier 1 Financing 2
4.500%, CMTUSD6Y + 2.832% (A)(D)(F)		513	471
			1,038

Lebanon — 0.3%
Lebanon Government International Bond
8.250%, 05/17/2034 (G)		7,412	590
Lebanon Government International Bond MTN
8.250%, 12/31/2023 (G)		7,278	583
7.000%, 03/20/2028 (G)		2,048	162
6.850%, 05/25/2029 (G)		387	31
6.650%, 11/03/2028 (G)		2,667	211
6.650%, 02/26/2030 (G)		1,870	149
6.600%, 11/27/2026 (G)		1,613	127
6.400%, 05/26/2023 (G)		2,649	212
6.375%, 12/31/2023 (G)		4,989	399
6.150%, 12/31/2023 (G)		2,616	208
6.100%, 10/04/2022 (G)		6,316	500
6.100%, 10/04/2022 (G)		569	45
5.800%, 04/14/2023 (G)		2,787	222
			3,439

Macau — 0.0%
Studio City Finance (A)
6.500%, 01/15/2028		371	314
6.000%, 07/15/2025		87	83
			397

Malaysia — 5.6%
Khazanah Capital MTN
4.876%, 06/01/2033		1,891	1,784
Khazanah Global Sukuk MTN
4.687%, 06/01/2028		749	726
Malaysia Government Bond
5.248%, 09/15/2028	MYR	3,617	822
4.935%, 09/30/2043		2,200	502
4.921%, 07/06/2048		370	84
4.893%, 06/08/2038		4,650	1,069
4.762%, 04/07/2037		2,333	526

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.696%, 10/15/2042	MYR	3,099	$693
4.642%, 11/07/2033		3,000	673
4.504%, 04/30/2029		8,348	1,835
4.498%, 04/15/2030		8,992	1,982
4.392%, 04/15/2026		1,705	370
4.254%, 05/31/2035		15,124	3,257
4.232%, 06/30/2031		1,200	260
4.181%, 07/15/2024		4,186	896
4.065%, 06/15/2050		8,874	1,765
3.955%, 09/15/2025		33,479	7,184
3.906%, 07/15/2026		15,148	3,254
3.900%, 11/30/2026		4,085	877
3.899%, 11/16/2027		8,750	1,878
3.885%, 08/15/2029		28,072	5,963
3.882%, 03/14/2025		8,085	1,734
3.828%, 07/05/2034		33,619	6,994
3.757%, 05/22/2040		18,430	3,681
3.733%, 06/15/2028		27,483	5,838
3.582%, 07/15/2032		12,137	2,499
3.519%, 04/20/2028		1,999	422
3.502%, 05/31/2027		7,229	1,527
2.632%, 04/15/2031		17,944	3,486
Malaysia Government Investment Issue
4.369%, 10/31/2028		1,200	261
4.119%, 11/30/2034		1,248	266
4.070%, 09/30/2026		6,500	1,400
Petronas Capital MTN
3.500%, 04/21/2030		$550	487
2.480%, 01/28/2032		2,361	1,873
			66,868

Mexico — 8.7%
America Movil
7.125%, 12/09/2024	MXN	18,110	985
Banco Mercantil del Norte (A)(F)
7.500%, H15T10Y + 5.470% (D)		$476	424
6.750%, H15T5Y + 4.967% (D)		2,043	1,973
5.875%, H15T5Y + 4.643% (D)		417	356
Cemex (F)
9.125%, H15T5Y + 5.157% (A)(D)		1,231	1,282
9.125%, H15T5Y + 5.157% (D)		250	260
5.125%, H15T5Y + 4.534% (A)(D)		200	187
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	39,785	2,085
6.264%, 02/15/2052 (A)		$263	214
4.688%, 05/15/2029 (A)		638	573
4.688%, 05/15/2029		200	180
3.875%, 07/26/2033		2,287	1,730
3.348%, 02/09/2031 (A)		391	305
Mexican Bonos
8.000%, 11/07/2047	MXN	107,017	5,064
8.000%, 07/31/2053		33,575	1,576
7.750%, 11/13/2042		169,941	7,874

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.500%, 06/03/2027	MXN	127,146	$6,678
7.500%, 05/26/2033		37,370	1,826
5.750%, 03/05/2026		122,956	6,343
Mexican Bonos, Ser M20
10.000%, 12/05/2024		47,227	2,685
8.500%, 05/31/2029		202,780	10,907
7.750%, 05/29/2031		252,651	12,799
Mexican Bonos, Ser M30
8.500%, 11/18/2038		119,760	6,072
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$715	544
Mexico Government International Bond
6.350%, 02/09/2035		644	630
6.338%, 05/04/2053		2,065	1,879
3.771%, 05/24/2061		1,407	825
3.750%, 04/19/2071		1,219	693
3.500%, 02/12/2034		746	583
2.659%, 05/24/2031		1,765	1,393
Mexico Government International Bond MTN
5.750%, 10/12/2110		2,606	2,068
4.750%, 03/08/2044		386	295
Minera Mexico
4.500%, 01/26/2050 (A)		627	446
Petroleos Mexicanos
10.000%, 02/07/2033		6,389	5,688
7.690%, 01/23/2050 (A)		237	152
6.950%, 01/28/2060 (A)		308	182
6.625%, 06/15/2035		3,100	2,076
6.500%, 03/13/2027		3,763	3,318
6.500%, 01/23/2029		688	558
6.500%, 06/02/2041		279	168
6.350%, 02/12/2048		678	387
6.350%, 02/12/2048		370	211
6.350%, 02/12/2048 (A)		130	74
5.950%, 01/28/2031 (A)		470	337
Petroleos Mexicanos MTN
6.875%, 08/04/2026		632	582
6.750%, 09/21/2047		5,083	3,012
6.750%, 09/21/2047		553	328
4.875%, 02/21/2028	EUR	755	639
Poinsettia Finance
6.625%, 06/17/2031		$5,228	4,294
Tierra Mojada Luxembourg II Sarl
5.750%, 12/01/2040 (A)		175	145
			103,885

Mongolia — 0.4%
Development Bank of Mongolia
7.250%, 10/23/2023 (A)		784	780
Mongolia Government International Bond
8.650%, 01/19/2028 (A)		1,736	1,724
8.650%, 01/19/2028		208	207

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.125%, 04/07/2026	$581	$542
3.500%, 07/07/2027	901	755
Mongolia Government International Bond MTN
8.750%, 03/09/2024	1,169	1,173
		5,181

Morocco — 0.3%
Morocco Government International Bond
6.500%, 09/08/2033	780	765
5.950%, 03/08/2028 (A)	1,314	1,294
4.000%, 12/15/2050	305	188
3.000%, 12/15/2032	315	240
OCP SA
5.125%, 06/23/2051 (A)	1,611	1,063
		3,550

Mozambique — 0.1%
Mozambique International Bond
9.000%, 09/15/2031 (A)(B)	1,356	1,060
9.000%, 09/15/2031 (B)	200	156
		1,216

Nigeria — 0.9%
Nigeria Government International Bond
8.747%, 01/21/2031	856	720
7.875%, 02/16/2032	923	726
7.696%, 02/23/2038	827	577
Nigeria Government International Bond MTN
8.375%, 03/24/2029	2,368	2,025
8.250%, 09/28/2051	481	332
7.375%, 09/28/2033	2,690	1,984
7.375%, 09/28/2033 (A)	707	522
6.500%, 11/28/2027 (A)	2,217	1,845
6.125%, 09/28/2028 (A)	2,474	1,967
		10,698

Oman — 1.4%
EDO Sukuk
5.875%, 09/21/2033 (A)	2,234	2,208
Oman Government International Bond
7.375%, 10/28/2032 (A)	354	374
7.000%, 01/25/2051	1,254	1,180
6.750%, 10/28/2027 (A)	1,094	1,112
6.750%, 10/28/2027	4,155	4,222
6.750%, 01/17/2048	2,839	2,605
6.750%, 01/17/2048 (A)	2,675	2,454
6.500%, 03/08/2047 (A)	611	545
6.500%, 03/08/2047	281	250
5.625%, 01/17/2028 (A)	1,979	1,927
Oman Government International Bond MTN
6.000%, 08/01/2029 (A)	245	240
		17,117

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Pakistan — 0.2%
Pakistan Government International Bond
8.250%, 09/30/2025 (E)		$1,609	$982
6.875%, 12/05/2027		452	230
Pakistan Government International Bond MTN
7.375%, 04/08/2031		933	432
6.000%, 04/08/2026 (A)		2,351	1,210
			2,854

Panama — 1.5%
Aeropuerto Internacional de Tocumen
5.125%, 08/11/2061 (A)		311	226
Banco Nacional de Panama
2.500%, 08/11/2030 (A)(E)		791	613
Empresa de Transmision Electrica
5.125%, 05/02/2049 (A)		635	485
Panama Government International Bond
9.375%, 04/01/2029		514	588
8.125%, 04/28/2034		478	541
6.853%, 03/28/2054		4,861	4,514
6.700%, 01/26/2036		985	972
6.400%, 02/14/2035		5,804	5,618
4.500%, 04/16/2050		735	499
4.500%, 04/01/2056		3,451	2,267
4.500%, 01/19/2063		1,077	695
4.300%, 04/29/2053		200	130
2.252%, 09/29/2032		400	289
Telecomunicaciones Digitales
4.500%, 01/30/2030 (A)		208	170
			17,607

Papua New Guinea — 0.0%
Papua New Guinea Government International Bond
8.375%, 10/04/2028		282	262
8.375%, 10/04/2028 (A)		275	256
			518

Paraguay — 0.4%
Paraguay Government International Bond
6.100%, 08/11/2044		660	579
5.850%, 08/21/2033 (A)		2,712	2,564
5.600%, 03/13/2048		903	729
5.400%, 03/30/2050		571	450
3.849%, 06/28/2033		461	378
			4,700

Peru — 3.0%
Atlantica Transmision Sur
6.875%, 04/30/2043 (A)		255	247
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	3,704	966

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Kallpa Generacion
4.125%, 08/16/2027 (A)		$723	$661
Peru Government Bond
7.300%, 08/12/2033 (A)	PEN	4,944	1,302
6.950%, 08/12/2031		500	130
5.350%, 08/12/2040		2,134	450
Peruvian Government International Bond
8.200%, 08/12/2026		15	4
6.950%, 08/12/2031		3,980	1,038
6.900%, 08/12/2037		3,326	834
6.900%, 08/12/2037		1,171	294
6.850%, 02/12/2042		613	151
6.350%, 08/12/2028		12,151	3,204
6.350%, 08/12/2028		1,353	357
6.150%, 08/12/2032		18,061	4,430
5.940%, 02/12/2029		8,249	2,111
5.400%, 08/12/2034		1,243	280
5.400%, 08/12/2034 (E)		17,065	3,839
3.750%, 03/01/2030	EUR	200	200
3.300%, 03/11/2041		$410	283
3.230%, 07/28/2121		1,507	784
3.000%, 01/15/2034		1,157	891
2.783%, 01/23/2031		4,288	3,511
2.780%, 12/01/2060		1,944	1,032
2.392%, 01/23/2026		712	661
1.950%, 11/17/2036	EUR	1,550	1,122
1.250%, 03/11/2033		1,838	1,412
Petroleos del Peru
5.625%, 06/19/2047		$3,337	2,005
5.625%, 06/19/2047 (A)		917	551
4.750%, 06/19/2032 (A)		1,201	846
4.750%, 06/19/2032		3,211	2,261
			35,857

Philippines — 0.9%
Philippine Government International Bond
6.375%, 10/23/2034		200	211
5.609%, 04/13/2033		210	211
5.500%, 01/17/2048		1,052	990
5.170%, 10/13/2027		499	494
5.000%, 07/17/2033		1,661	1,591
5.000%, 01/13/2037		464	430
2.950%, 05/05/2045		824	521
2.650%, 12/10/2045		2,048	1,233
1.950%, 01/06/2032		4,816	3,676
1.750%, 04/28/2041	EUR	402	268
1.648%, 06/10/2031		$1,004	753
			10,378

Poland — 3.7%
Bank Gospodarstwa Krajowego MTN
5.375%, 05/22/2033		409	385
5.125%, 02/22/2033	EUR	805	865

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Republic of Poland Government Bond
7.500%, 07/25/2028	PLN	27,714	$6,940
6.000%, 10/25/2033		4,608	1,063
3.750%, 05/25/2027		14,897	3,260
3.250%, 07/25/2025		7,070	1,572
2.750%, 04/25/2028		1,902	394
2.750%, 10/25/2029		9,045	1,797
2.500%, 07/25/2026		32,234	6,900
2.500%, 07/25/2027		8,719	1,819
1.750%, 04/25/2032		42,335	7,073
1.250%, 10/25/2030		15,629	2,702
0.250%, 10/25/2026		3,437	682
Republic of Poland Government International Bond
5.500%, 11/16/2027		$786	787
5.500%, 04/04/2053		2,700	2,440
4.875%, 10/04/2033		5,549	5,161
			43,840

Qatar — 1.4%
Ooredoo International Finance MTN
2.625%, 04/08/2031 (A)		363	302
Qatar Government International Bond
5.750%, 01/20/2042 (A)		1,292	1,317
5.103%, 04/23/2048		1,376	1,245
4.817%, 03/14/2049 (A)		2,782	2,412
4.817%, 03/14/2049		4,199	3,640
4.500%, 04/23/2028		1,149	1,129
4.400%, 04/16/2050		1,526	1,243
4.400%, 04/16/2050 (A)		1,166	950
4.000%, 03/14/2029 (A)		759	722
3.750%, 04/16/2030		861	803
QatarEnergy
3.300%, 07/12/2051 (A)		234	152
3.125%, 07/12/2041 (A)		292	202
2.250%, 07/12/2031 (A)		705	564
2.250%, 07/12/2031		2,576	2,062
			16,743

Romania — 2.1%
Romania Government Bond
8.750%, 10/30/2028	RON	2,890	664
8.250%, 09/29/2032		4,030	920
8.000%, 04/29/2030		870	195
7.900%, 02/24/2038		1,100	250
7.350%, 04/28/2031		1,155	250
6.700%, 02/25/2032		9,780	2,037
4.850%, 07/25/2029		5,460	1,060
4.750%, 10/11/2034		2,535	448
4.150%, 10/24/2030		2,875	523
3.650%, 09/24/2031		670	115
3.250%, 06/24/2026		3,585	702
2.500%, 10/25/2027		12,395	2,258

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Romanian Government International Bond
7.625%, 01/17/2053 (A)		$624	$637
7.125%, 01/17/2033 (A)		1,562	1,597
6.625%, 02/17/2028 (A)		606	613
5.500%, 09/18/2028 (A)	EUR	1,069	1,119
5.250%, 11/25/2027 (A)		$476	463
5.250%, 11/25/2027		384	374
5.125%, 06/15/2048		244	190
4.000%, 02/14/2051		506	322
3.624%, 05/26/2030 (A)	EUR	650	591
3.000%, 02/27/2027		$376	341
3.000%, 02/14/2031 (A)		600	482
Romanian Government International Bond MTN
7.625%, 01/17/2053		790	807
6.375%, 09/18/2033	EUR	474	492
4.125%, 03/11/2039		610	485
3.875%, 10/29/2035		1,900	1,562
3.750%, 02/07/2034		3,744	3,123
3.375%, 02/08/2038 (A)		147	109
3.375%, 01/28/2050		1,410	880
2.875%, 04/13/2042		297	185
2.500%, 02/08/2030 (A)		657	568
2.124%, 07/16/2031		158	124
2.000%, 01/28/2032		640	487
2.000%, 04/14/2033		990	720
			25,693

Russia — 0.2%
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030 (G)		$–	–
4.375%, 03/21/2029 (G)		1,800	819
Serbia International Bond (A)
6.500%, 09/26/2033		742	705
6.250%, 05/26/2028		426	418
Vnesheconombank Via VEB Finance
6.800%, 11/22/2025		580	38
6.800%, 11/22/2025 (A)		150	8
			1,988

Saudi Arabia — 1.8%
EIG Pearl Holdings Sarl
3.545%, 08/31/2036 (A)		457	370
Gaci First Investment
5.250%, 10/13/2032		2,875	2,798
Gaci First Investment Co
5.125%, 02/14/2053		1,220	989
KSA Sukuk
4.274%, 05/22/2029 (A)		5,783	5,507
Saudi Arabian Oil MTN
4.250%, 04/16/2039 (A)		920	747
4.250%, 04/16/2039		160	130

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Saudi Government International Bond
5.500%, 10/25/2032 (A)		$1,710	$1,710
5.250%, 01/16/2050		680	590
Saudi Government International Bond MTN
5.000%, 04/17/2049 (A)		724	605
5.000%, 01/18/2053 (A)		2,603	2,160
4.875%, 07/18/2033 (A)		1,160	1,102
4.625%, 10/04/2047 (A)		2,683	2,129
4.000%, 04/17/2025		234	228
2.250%, 02/02/2033 (A)		2,776	2,126
			21,191

Senegal — 0.0%
Senegal Government International Bond
6.750%, 03/13/2048		917	614

Serbia — 0.4%
Serbia International Bond
3.125%, 05/15/2027	EUR	320	306
2.125%, 12/01/2030		$729	534
1.650%, 03/03/2033	EUR	522	360
1.500%, 06/26/2029		2,863	2,329
Serbia International Bond MTN
2.050%, 09/23/2036		1,389	869
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	43,860	407
4.500%, 01/11/2026		15,250	136
4.500%, 08/20/2032		10,270	83
			5,024

Slovenia — 0.1%
Slovenia Government International Bond
5.000%, 09/19/2033 (A)		$867	838

South Africa — 5.8%
Bidvest Group UK PLC
3.625%, 09/23/2026 (A)		344	305
Eskom Holdings SOC
4.314%, 07/23/2027		1,189	1,040
Eskom Holdings SOC MTN
8.450%, 08/10/2028 (A)		977	927
7.500%, 09/15/2033	ZAR	35,000	1,256
Republic of South Africa
10.500%, 12/21/2026		179,379	9,794
9.000%, 01/31/2040		55,102	2,156
8.875%, 02/28/2035		70,762	2,960
8.750%, 01/31/2044		115,206	4,273
8.750%, 02/28/2048		223,650	8,230
8.500%, 01/31/2037		69,791	2,710
8.250%, 03/31/2032		38,051	1,646
8.000%, 01/31/2030		183,500	8,497
7.000%, 02/28/2031		155,586	6,480
6.500%, 02/28/2041		38,413	1,151

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
6.300%, 06/22/2048		$646	$462
6.250%, 03/31/2036	ZAR	136,324	4,428
5.875%, 09/16/2025		$852	839
5.750%, 09/30/2049		4,534	2,993
5.650%, 09/27/2047		946	627
4.850%, 09/27/2027		420	388
4.300%, 10/12/2028		723	625
Republic of South Africa Government International Bond
7.300%, 04/20/2052		2,486	1,967
5.875%, 04/20/2032		3,082	2,620
Sasol Financing USA
6.500%, 09/27/2028		360	321
5.875%, 03/27/2024		442	438
4.375%, 09/18/2026		351	311
Sasol Financing USA LLC
8.750%, 05/03/2029 (A)		295	284
Transnet SOC
8.250%, 02/06/2028 (A)(E)		1,208	1,156
			68,884

South Korea — 0.1%
Export-Import Bank of Korea MTN
8.000%, 05/15/2024	IDR	8,800,000	572
7.250%, 12/07/2024		700,000	46
5.750%, 03/05/2024		12,200,000	785
			1,403

Sri Lanka — 0.7%
Sri Lanka Government International Bond
7.850%, 03/14/2029 (G)		$1,598	740
7.550%, 03/28/2030 (G)		2,325	1,071
6.850%, 03/14/2024 (G)		512	242
6.850%, 11/03/2025 (G)		1,339	638
6.825%, 07/18/2026 (A)(G)		909	433
6.825%, 07/18/2026 (G)		500	238
6.750%, 04/18/2028 (G)		2,648	1,227
6.750%, 04/18/2028 (A)(G)		4,098	1,898
6.350%, 06/28/2024 (A)(G)		613	289
6.200%, 05/11/2027 (G)		1,924	887
5.750%, 04/18/2023 (G)		434	207
			7,870

Supranational — 0.4%
European Bank for Reconstruction & Development MTN
6.300%, 10/26/2027	INR	186,000	2,151
International Finance Corp MTN
0.000%, 08/16/2028 (C)	COP	16,480,000	2,391
			4,542

Supra-National — 0.3%
Africa Finance
2.875%, 04/28/2028 (A)		$1,506	1,242

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
African Export-Import Bank
3.798%, 05/17/2031 (A)		$200	$155
African Export-Import Bank MTN
3.994%, 09/21/2029 (A)		363	298
Asian Infrastructure Investment Bank MTN
0.000%, 02/08/2038 (C)	MXN	15,200	183
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (A)		$865	767
4.700%, 10/22/2031 (A)		683	542
4.700%, 10/22/2031		280	222
European Bank for Reconstruction & Development MTN
5.200%, 05/28/2024	IDR	11,593,600	744
			4,153

Thailand — 3.0%
Bank of Thailand Bill
0.000%, 05/09/2024 (C)	THB	35,000	947
Thailand Government Bond
5.670%, 03/13/2028		3,000	92
3.775%, 06/25/2032		12,597	360
3.650%, 06/20/2031		58,000	1,652
3.450%, 06/17/2043		64,080	1,704
3.400%, 06/17/2036		162,967	4,484
3.390%, 06/17/2037		8,000	218
3.350%, 06/17/2033		31,922	885
3.300%, 06/17/2038		83,684	2,241
2.875%, 12/17/2028		95,700	2,628
2.875%, 06/17/2046		3,431	81
2.750%, 06/17/2052		1,861	42
2.650%, 06/17/2028		393,999	10,727
2.000%, 12/17/2031		23,400	591
2.000%, 06/17/2042		92,320	1,989
1.600%, 12/17/2029		32,000	814
1.600%, 06/17/2035		27,023	620
1.585%, 12/17/2035		73,597	1,672
1.450%, 12/17/2024		67,979	1,843
1.250%, 03/12/2028		56,563	1,657
1.000%, 06/17/2027		39,000	1,006
			36,253

Trinidad & Tobago — 0.1%
Trinidad & Tobago Government International Bond
5.950%, 01/14/2031 (A)		$965	955

Tunisia — 0.2%
Tunisian Republic
6.375%, 07/15/2026	EUR	999	634
6.375%, 07/15/2026 (A)		600	381
5.750%, 01/30/2025		$309	210
5.750%, 01/30/2025 (A)		205	140

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.625%, 02/17/2024	EUR	876	$821
			2,186

Turkey — 1.7%
Aydem Yenilenebilir Enerji
7.750%, 02/02/2027 (A)		$655	577
Hazine Mustesarligi Varlik Kiralama
9.758%, 11/13/2025		432	448
Turkey Government Bond
17.800%, 07/13/2033	TRY	13,445	355
1.500%, 06/18/2025		13,818	2,056
Turkey Government International Bond
9.875%, 01/15/2028		$818	861
9.375%, 03/14/2029		1,647	1,686
9.125%, 07/13/2030		5,599	5,620
6.500%, 09/20/2033		711	608
6.125%, 10/24/2028		1,295	1,179
5.950%, 01/15/2031		2,999	2,545
5.875%, 06/26/2031		2,181	1,829
5.750%, 05/11/2047		985	665
5.125%, 02/17/2028		711	633
Turkiye Ihracat Kredi Bankasi
9.375%, 01/31/2026 (A)		1,122	1,140
Turkiye Vakiflar Bankasi TAO
9.000%, 10/12/2028 (A)		368	367
			20,569

Uganda — 0.4%
Republic of Uganda Government Bonds
16.000%, 05/14/2037	UGX	3,397,200	913
15.000%, 05/20/2032		10,975,900	2,851
14.250%, 06/22/2034		3,800,000	937
14.000%, 05/29/2025		1,793,400	480
			5,181

Ukraine — 0.8%
NAK Naftogaz Ukraine via Kondor Finance
7.125%, 07/19/2026	EUR	720	356
NPC Ukrenergo
6.875%, 11/09/2028 (A)(G)		$1,031	278
State Agency of Roads of Ukraine
6.250%, 06/24/2030 (G)		391	104
6.250%, 06/24/2030 (A)(G)		363	96
Ukraine Government Bond
9.990%, 05/22/2024	UAH	89,181	1,758
Ukraine Government International Bond
15.840%, 02/26/2025 (G)		66,553	1,312
9.750%, 11/01/2030 (G)		$497	144
7.750%, 09/01/2025 (A)(G)		24	8
7.750%, 09/01/2027 (A)(G)		2,445	698
7.750%, 09/01/2028 (A)(G)		2,198	630
7.750%, 09/01/2028 (G)		1,905	546
7.750%, 09/01/2029 (G)		1,425	407
7.750%, 09/01/2029 (A)(G)		223	64

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.750%, 08/01/2041 (A)(D)(G)		$2,206	$1,004
7.750%, 08/01/2041 (D)(G)		990	451
7.375%, 09/25/2034 (G)		2,001	526
7.253%, 03/15/2035 (G)		1,009	262
6.876%, 05/21/2031 (G)		4,280	1,118
6.876%, 05/21/2031 (A)(G)		281	73
6.750%, 06/20/2028 (G)	EUR	1,299	351
			10,186

United Arab Emirates — 1.7%
Abu Dhabi Crude Oil Pipeline
4.600%, 11/02/2047		$1,010	871
4.600%, 11/02/2047 (A)		2,523	2,177
Abu Dhabi Government International Bond
3.125%, 09/30/2049		1,049	681
Abu Dhabi Government International Bond MTN
3.125%, 04/16/2030 (A)		373	334
3.000%, 09/15/2051 (A)		1,598	999
3.000%, 09/15/2051		720	450
1.700%, 03/02/2031		496	395
1.625%, 06/02/2028		919	790
Abu Dhabi National Energy PJSC
4.696%, 04/24/2033 (A)		358	340
DAE Funding LLC
3.375%, 03/20/2028 (A)		550	485
DP World MTN (A)
6.850%, 07/02/2037		210	217
5.625%, 09/25/2048		439	388
4.700%, 09/30/2049		563	442
DP World Crescent MTN
4.848%, 09/26/2028		475	456
DP World Salaam
6.000%, H15T5Y + 5.750% (D)(F)		877	864
Emirate of Dubai Government International Bonds MTN
3.900%, 09/09/2050		490	333
Finance Department Government of Sharjah
6.500%, 11/23/2032 (A)		458	455
Finance Department Government of Sharjah MTN
4.000%, 07/28/2050 (A)		1,904	1,104
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040		3,078	2,369
2.940%, 09/30/2040 (A)		563	434
2.625%, 03/31/2036 (A)		580	448
2.160%, 03/31/2034		1,295	1,079
MDGH GMTN RSC
5.500%, 04/28/2033 (A)		775	772
MDGH GMTN RSC MTN
4.500%, 11/07/2028 (A)		548	526
3.950%, 05/21/2050		200	148

SEI Institutional International Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
MDGH GMTN RSC Ltd
5.500%, 04/28/2033		$1,324	$1,319
MDGH GMTN RSC Ltd MTN
4.375%, 11/22/2033 (A)		228	208
UAE International Government Bond MTN
4.951%, 07/07/2052 (A)		1,609	1,432
4.951%, 07/07/2052		332	296
			20,812

United Kingdom — 0.0%
Standard Chartered Bank MTN
8.250%, 05/18/2029 (A)	IDR	861,000	60

United States — 0.4%
Dominican Republic International Bond
13.625%, 02/03/2033 (A)	DOP	8,000	165
JPMorgan Chase Bank MTN (A)
7.500%, 06/15/2035	IDR	28,736,000	1,948
7.000%, 09/18/2030 (D)		43,433,000	2,842
Sagicor Financial
5.300%, 05/13/2028		$320	300
			5,255

Uruguay — 1.0%
Uruguay Government International Bond
9.750%, 07/20/2033	UYU	170,709	4,478
8.500%, 03/15/2028		61,264	1,543
8.250%, 05/21/2031		43,034	1,030
5.750%, 10/28/2034		$2,019	2,055
5.100%, 06/18/2050		757	670
4.975%, 04/20/2055 (E)		1,736	1,501
4.375%, 01/23/2031		465	445
			11,722

Uzbekistan — 0.3%
Republic of Uzbekistan International Bond MTN
5.375%, 02/20/2029		744	666
Uzauto Motors AJ
4.850%, 05/04/2026 (A)		1,310	1,138
4.850%, 05/04/2026		769	668
Uzbekneftegaz JSC
4.750%, 11/16/2028 (A)		810	652
			3,124

Venezuela — 0.3%
Petroleos de Venezuela
9.750%, 05/17/2035 (G)		1,000	52
9.000%, 11/17/2021 (E)(G)		4,300	226
6.000%, 05/16/2024 (G)		10,192	535
6.000%, 05/16/2024 (G)		7,785	409
6.000%, 11/15/2026 (G)		12,470	655
5.500%, 04/12/2037 (G)		1,740	91
5.375%, 04/12/2027 (G)		4,563	240

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Venezuela Government International Bond
9.250%, 05/07/2028 (G)		$2,941	$287
8.250%, 10/13/2024 (G)		3,304	297
7.750%, 10/13/2019 (G)		3,976	258
			3,050

Vietnam — 0.1%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029 (A)		1,175	1,062

Zambia — 1.0%
Zambia Government Bond
13.000%, 08/29/2026	ZMW	1,375	53
13.000%, 12/18/2027		5,630	194
13.000%, 01/25/2031		54,942	1,548
11.000%, 01/25/2026		18,620	736
11.000%, 06/28/2026		78,885	2,968
10.000%, 06/28/2024		47,905	2,178
Zambia Government International Bond
8.970%, 07/30/2027 (G)		$3,131	1,697
8.500%, 04/14/2024 (G)		560	306
5.375%, 09/20/2023 (G)		4,431	2,172
5.375%, 09/20/2023 (A)(G)		299	147
			11,999

Total Global Bonds
(Cost $1,284,714) ($ Thousands)			1,139,589

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
0.000%, 12/07/2023 (H)		2,041	2,022

Total U.S. Treasury Obligation
(Cost $2,022) ($ Thousands)			2,022

	Shares
AFFILIATED PARTNERSHIP — 1.2%
SEI Liquidity Fund, LP
5.410% **†(I)		14,519,341	14,525

Total Affiliated Partnership
(Cost $14,520) ($ Thousands)			14,525

Total Investments in Securities — 96.8%
(Cost $1,301,256) ($ Thousands)			$1,156,136

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
Euro-Bobl	18	Dec-2023	$2,294	$2,206	$(32)
Euro-Schatz	10	Dec-2023	1,140	1,112	(5)
Korea 3-Year Bond	94	Dec-2023	7,314	7,178	(9)
U.S. 2-Year Treasury Note	61	Dec-2023	12,421	12,365	(55)
U.S. 5-Year Treasury Note	207	Dec-2023	22,027	21,809	(218)
U.S. 10-Year Treasury Note	59	Dec-2023	6,514	6,376	(138)
U.S. Long Treasury Bond	37	Dec-2023	4,454	4,210	(244)
U.S. Ultra Long Treasury Bond	16	Dec-2023	2,002	1,899	(103)
			58,166	57,155	(804)
Short Contracts
Euro-Bund	(122)	Dec-2023	$(17,122)	$(16,616)	$315
Euro-Buxl	(29)	Dec-2023	(4,027)	(3,757)	225
			(21,149)	(20,373)	540
			$37,017	$36,782	$(264)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/03/23	USD	1,403	BRL	6,843	$(36)
Barclays PLC	10/04/23	EUR	9,563	USD	10,393	268
Barclays PLC	11/03/23	USD	688	BRL	3,382	(15)
Barclays PLC	12/20/23	USD	1,190	TRY	33,230	(73)
Barclays PLC	12/20/23	USD	3,021	EUR	2,830	(14)
Barclays PLC	12/20/23	USD	4,551	CNY	32,868	15
Barclays PLC	12/20/23	PLN	6,818	EUR	1,464	(2)
Barclays PLC	12/20/23	TRY	33,230	USD	1,255	138
Barclays PLC	12/20/23	HUF	150,000	USD	422	18
Barclays PLC	12/20/23	HUF	1,066,860	USD	2,865	(9)
Barclays PLC	12/20/23	COP	5,336,463	USD	1,301	8
BNP Paribas	11/14/23	HUF	366,813	EUR	910	(28)
BNP Paribas	11/20/23	EUR	965	PLN	4,486	3
BNP Paribas	11/21/23	CZK	23,754	EUR	964	(8)
BNP Paribas	12/20/23	USD	105	THB	3,691	(3)
BNP Paribas	12/20/23	USD	4,670	CNY	33,729	16
BNP Paribas	12/20/23	ZAR	7,027	USD	366	(4)
BNP Paribas	12/20/23	THB	15,575	USD	427	(4)
Citigroup	10/03/23	BRL	1,478	USD	300	5
Citigroup	10/03/23	USD	1,517	BRL	7,394	(40)
Citigroup	10/04/23	EUR	867	USD	929	11
Citigroup	10/04/23	USD	6,169	EUR	5,759	(71)
Citigroup	10/05/23	USD	2,098	ZAR	39,409	(7)
Citigroup	10/06/23	USD	1,007	IDR	15,355,443	(13)
Citigroup	10/06/23	USD	1,811	THB	64,267	(45)
Citigroup	10/18/23	USD	2,106	PEN	7,767	(58)
Citigroup	10/18/23	PEN	6,549	USD	1,768	40
Citigroup	10/20/23	EUR	159	USD	170	1
Citigroup	10/20/23	USD	2,228	EUR	2,044	(63)
Citigroup	11/02/23	EUR	31,226	USD	33,186	89

SEI Institutional International Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	11/02/23	EUR	1,160	USD	1,229	$—
Citigroup	11/10/23	UYU	63,341	USD	1,664	23
Citigroup	11/13/23	USD	1,985	CZK	45,290	(18)
Citigroup	11/13/23	PLN	8,513	USD	1,979	31
Citigroup	11/13/23	CZK	45,290	USD	1,986	19
Citigroup	11/14/23	EUR	458	HUF	178,970	(1)
Citigroup	11/14/23	HUF	108,943	EUR	277	(1)
Citigroup	11/20/23	EUR	958	PLN	4,505	15
Citigroup	11/20/23	RON	1,368	EUR	274	—
Citigroup	11/20/23	PLN	4,569	EUR	986	1
Citigroup	11/20/23	PLN	4,390	EUR	944	(3)
Citigroup	11/21/23	EUR	961	CZK	23,771	13
Citigroup	11/21/23	USD	2,072	ILS	7,761	(28)
Citigroup	11/21/23	ILS	7,706	USD	2,017	(12)
Citigroup	11/21/23	CZK	23,754	EUR	966	(6)
Citigroup	12/04/23	USD	2,009	BRL	9,941	(39)
Citigroup	12/20/23	USD	657	CNY	4,778	6
Citigroup	12/20/23	USD	838	COP	3,348,573	(26)
Citigroup	12/20/23	USD	1,361	MXN	24,175	12
Citigroup	12/20/23	USD	1,772	THB	64,370	9
Citigroup	12/20/23	USD	2,457	CZK	54,590	(88)
Citigroup	12/20/23	USD	2,654	ZAR	50,907	30
Citigroup	12/20/23	USD	863	CLP	780,411	6
Citigroup	12/20/23	USD	2,081	CLP	1,858,242	(12)
Citigroup	12/20/23	USD	3,341	EUR	3,114	(32)
Citigroup	12/20/23	USD	4,087	KZT	1,946,109	(123)
Citigroup	12/20/23	USD	5,378	PHP	305,557	17
Citigroup	12/20/23	USD	6,047	PEN	22,451	(138)
Citigroup	12/20/23	USD	6,302	SGD	8,540	(20)
Citigroup	12/20/23	USD	9,163	RON	42,480	(128)
Citigroup	12/20/23	PLN	14,285	USD	3,286	22
Citigroup	12/20/23	PLN	4,442	EUR	958	3
Citigroup	12/20/23	PLN	10,731	EUR	2,305	(2)
Citigroup	12/20/23	ZMW	6,897	USD	330	4
Citigroup	12/20/23	ZMW	13,449	USD	623	(14)
Citigroup	12/20/23	ZAR	80,055	USD	4,197	(23)
Citigroup	12/20/23	HUF	126,000	USD	345	6
Citigroup	12/20/23	THB	139,919	USD	3,883	12
Citigroup	12/20/23	KRW	301,503	USD	230	5
Citigroup	12/20/23	CLP	1,950,809	USD	2,177	5
Citigroup	12/20/23	COP	27,858,825	USD	6,773	19
Citigroup	12/20/23	COP	8,812,670	USD	2,082	(55)
Citigroup	12/20/23	IDR	50,153,689	USD	3,282	44
Citigroup	03/20/24	USD	644	NGN	400,248	(196)
Citigroup	03/20/24	NGN	400,248	USD	601	153
Deutsche Bank	11/13/23	USD	1,971	PLN	8,513	(22)
Goldman Sachs	10/04/23	EUR	226	USD	242	2
Goldman Sachs	10/05/23	USD	2,108	ZAR	39,614	(5)
Goldman Sachs	10/18/23	PEN	2,596	USD	698	14

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	11/03/23	USD	1,154	BRL	5,826	$5
Goldman Sachs	11/13/23	MXN	17,698	USD	996	(16)
Goldman Sachs	11/14/23	EUR	960	HUF	377,734	4
Goldman Sachs	11/14/23	HUF	751,626	EUR	1,895	(24)
Goldman Sachs	11/21/23	EUR	959	CZK	23,661	10
Goldman Sachs	11/21/23	USD	177	ILS	677	2
Goldman Sachs	11/21/23	USD	2,055	ILS	7,718	(22)
Goldman Sachs	11/21/23	ILS	7,508	USD	1,956	(22)
Goldman Sachs	12/04/23	USD	2,388	BRL	11,819	(45)
Goldman Sachs	12/04/23	BRL	10,422	USD	2,059	(7)
Goldman Sachs	12/20/23	USD	229	COP	946,465	—
Goldman Sachs	12/20/23	USD	295	IDR	4,564,752	—
Goldman Sachs	12/20/23	USD	564	ZAR	10,766	3
Goldman Sachs	12/20/23	USD	840	ZAR	15,884	(3)
Goldman Sachs	12/20/23	USD	1,934	THB	67,899	(55)
Goldman Sachs	12/20/23	USD	2,836	EUR	2,636	(34)
Goldman Sachs	12/20/23	USD	3,038	PEN	11,338	(54)
Goldman Sachs	12/20/23	USD	3,134	TRY	90,950	(76)
Goldman Sachs	12/20/23	USD	4,036	PLN	17,510	(34)
Goldman Sachs	12/20/23	USD	7,579	HUF	2,769,287	(119)
Goldman Sachs	12/20/23	USD	11,618	INR	966,430	(26)
Goldman Sachs	12/20/23	PLN	12,095	USD	2,788	24
Goldman Sachs	12/20/23	MXN	19,469	USD	1,107	1
Goldman Sachs	12/20/23	CNY	22,461	USD	3,084	(36)
Goldman Sachs	12/20/23	TRY	32,900	USD	1,178	73
Goldman Sachs	12/20/23	ZAR	35,040	USD	1,802	(45)
Goldman Sachs	12/20/23	THB	81,830	USD	2,258	(6)
Goldman Sachs	12/20/23	PHP	83,145	USD	1,465	(3)
Goldman Sachs	12/20/23	CZK	116,820	USD	5,265	194
Goldman Sachs	12/20/23	COP	12,238,720	USD	3,027	60
Goldman Sachs	12/20/23	COP	21,833,045	USD	5,179	(114)
Goldman Sachs	03/20/24	USD	822	NGN	515,679	(245)
JPMorgan Chase Bank	10/03/23	BRL	2,643	USD	551	23
JPMorgan Chase Bank	10/04/23	USD	515	EUR	479	(8)
JPMorgan Chase Bank	10/05/23	USD	2,179	ZAR	41,018	(2)
JPMorgan Chase Bank	10/05/23	USD	3,388	IDR	52,394,122	2
JPMorgan Chase Bank	10/05/23	USD	127	IDR	1,938,693	(2)
JPMorgan Chase Bank	10/05/23	HUF	765,390	EUR	1,977	8
JPMorgan Chase Bank	10/05/23	IDR	54,332,815	USD	3,541	25
JPMorgan Chase Bank	10/06/23	THB	72,005	USD	1,960	(18)
JPMorgan Chase Bank	10/11/23	USD	752	INR	62,286	(2)
JPMorgan Chase Bank	10/11/23	USD	895	IDR	13,692,035	(10)
JPMorgan Chase Bank	10/13/23	PEN	10,653	USD	2,878	69
JPMorgan Chase Bank	10/16/23	USD	15	HUF	5,126	(1)
JPMorgan Chase Bank	10/16/23	USD	189	ZAR	3,408	(8)
JPMorgan Chase Bank	10/16/23	USD	2,388	PHP	132,908	(39)
JPMorgan Chase Bank	10/16/23	HUF	168,423	USD	467	9
JPMorgan Chase Bank	10/16/23	ZAR	1,543	USD	85	3
JPMorgan Chase Bank	10/16/23	ZAR	322,264	USD	16,931	(156)

SEI Institutional International Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/17/23	USD	1,171	EGP	36,587	$11
JPMorgan Chase Bank	10/18/23	PEN	3,750	USD	1,011	22
JPMorgan Chase Bank	10/20/23	USD	1,784	IDR	27,401,361	(12)
JPMorgan Chase Bank	10/20/23	USD	2,648	EUR	2,429	(75)
JPMorgan Chase Bank	10/20/23	EUR	15,174	USD	17,029	954
JPMorgan Chase Bank	10/25/23	USD	351	IDR	5,398,100	(2)
JPMorgan Chase Bank	10/25/23	IDR	160,044,612	USD	10,414	71
JPMorgan Chase Bank	10/27/23	USD	381	COP	1,512,374	(10)
JPMorgan Chase Bank	11/06/23	USD	2,296	PHP	125,982	(70)
JPMorgan Chase Bank	11/06/23	IDR	52,394,122	USD	3,386	2
JPMorgan Chase Bank	11/13/23	RON	854	USD	184	2
JPMorgan Chase Bank	11/13/23	USD	2,108	MXN	36,478	(23)
JPMorgan Chase Bank	11/13/23	USD	2,137	RON	9,684	(76)
JPMorgan Chase Bank	11/13/23	USD	2,887	THB	104,791	2
JPMorgan Chase Bank	11/13/23	USD	5,017	PLN	20,653	(289)
JPMorgan Chase Bank	11/13/23	ZAR	12,301	USD	645	(6)
JPMorgan Chase Bank	11/13/23	PLN	15,065	USD	3,598	149
JPMorgan Chase Bank	11/13/23	USD	3,601	ZAR	69,276	63
JPMorgan Chase Bank	11/13/23	USD	14,446	ZAR	271,196	(101)
JPMorgan Chase Bank	11/13/23	CNY	27,469	USD	3,849	26
JPMorgan Chase Bank	11/13/23	THB	105,471	USD	2,974	66
JPMorgan Chase Bank	11/13/23	MXN	35,094	USD	2,020	15
JPMorgan Chase Bank	11/13/23	MXN	123,001	USD	6,968	(61)
JPMorgan Chase Bank	11/13/23	KRW	3,958,471	USD	2,973	24
JPMorgan Chase Bank	11/14/23	EUR	958	HUF	376,262	3
JPMorgan Chase Bank	11/14/23	EUR	310	HUF	120,552	(2)
JPMorgan Chase Bank	11/14/23	HUF	43,663	EUR	112	1
JPMorgan Chase Bank	11/14/23	HUF	447,917	EUR	1,121	(24)
JPMorgan Chase Bank	11/20/23	BRL	311	USD	63	1
JPMorgan Chase Bank	11/20/23	USD	526	CLP	453,279	(21)
JPMorgan Chase Bank	11/20/23	USD	1,051	PHP	59,159	(6)
JPMorgan Chase Bank	11/20/23	PLN	4,447	EUR	963	3
JPMorgan Chase Bank	11/20/23	RON	4,509	EUR	904	—
JPMorgan Chase Bank	11/20/23	USD	4,548	HUF	1,625,290	(153)
JPMorgan Chase Bank	11/20/23	USD	6,176	BRL	30,426	(136)
JPMorgan Chase Bank	11/20/23	USD	10,000	KRW	13,109,450	(231)
JPMorgan Chase Bank	11/20/23	KRW	597,756	USD	454	8
JPMorgan Chase Bank	11/20/23	CLP	689,187	USD	798	29
JPMorgan Chase Bank	11/20/23	HUF	845,633	USD	2,376	89
JPMorgan Chase Bank	11/21/23	CZK	50,633	EUR	2,086	15
JPMorgan Chase Bank	12/04/23	USD	6,302	CNY	45,663	46
JPMorgan Chase Bank	12/04/23	BRL	5,170	USD	1,027	2
JPMorgan Chase Bank	12/04/23	BRL	4,038	USD	798	(3)
JPMorgan Chase Bank	12/05/23	USD	637	PHP	36,182	2
JPMorgan Chase Bank	12/07/23	KRW	2,725,734	USD	2,019	(14)
JPMorgan Chase Bank	12/11/23	USD	109	BRL	551	—
JPMorgan Chase Bank	12/11/23	USD	99	BRL	494	(1)
JPMorgan Chase Bank	12/11/23	USD	3,537	HUF	1,258,376	(144)
JPMorgan Chase Bank	12/11/23	CNY	7,897	USD	1,093	(4)

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	12/11/23	BRL	53,628	USD	10,717	$95
JPMorgan Chase Bank	12/11/23	BRL	1,124	USD	222	—
JPMorgan Chase Bank	12/11/23	HUF	103,185	USD	285	6
JPMorgan Chase Bank	12/11/23	CLP	1,085,316	USD	1,250	41
JPMorgan Chase Bank	12/11/23	KRW	2,424,009	USD	1,845	36
JPMorgan Chase Bank	12/12/23	USD	3,096	THB	107,614	(121)
JPMorgan Chase Bank	12/20/23	USD	338	ZAR	6,560	8
JPMorgan Chase Bank	12/20/23	EUR	366	CZK	8,979	—
JPMorgan Chase Bank	12/20/23	USD	488	GHS	5,927	2
JPMorgan Chase Bank	12/20/23	USD	1,057	CZK	24,370	1
JPMorgan Chase Bank	12/20/23	EUR	2,085	USD	2,242	26
JPMorgan Chase Bank	12/20/23	RON	2,110	USD	448	—
JPMorgan Chase Bank	12/20/23	USD	3,097	MYR	14,324	(10)
JPMorgan Chase Bank	12/20/23	PLN	3,830	USD	875	—
JPMorgan Chase Bank	12/20/23	PLN	4,213	EUR	907	1
JPMorgan Chase Bank	12/20/23	USD	8,663	MXN	153,876	76
JPMorgan Chase Bank	12/20/23	CZK	18,997	EUR	772	(4)
JPMorgan Chase Bank	12/20/23	ZAR	30,583	USD	1,603	(9)
JPMorgan Chase Bank	12/20/23	CZK	116,820	USD	5,240	170
JPMorgan Chase Bank	12/20/23	CZK	7,890	USD	342	(1)
JPMorgan Chase Bank	12/20/23	IDR	18,409,990	USD	1,206	18
JPMorgan Chase Bank	12/28/23	USD	508	KZT	252,369	4
JPMorgan Chase Bank	03/20/24	USD	559	GHS	6,585	(53)
Merrill Lynch	12/20/23	PEN	2,470	USD	665	15
Midland Walwyn Capital Inc.	10/05/23	HUF	735,375	EUR	1,899	6
Midland Walwyn Capital Inc.	10/06/23	USD	2,051	THB	72,109	(70)
Midland Walwyn Capital Inc.	11/06/23	USD	468	ZAR	8,902	3
Midland Walwyn Capital Inc.	11/10/23	UYU	30,922	USD	805	4
Midland Walwyn Capital Inc.	11/14/23	EUR	452	HUF	177,181	—
Midland Walwyn Capital Inc.	11/14/23	EUR	1,833	HUF	716,726	(4)
Midland Walwyn Capital Inc.	11/21/23	CNY	1,060	USD	146	(1)
Midland Walwyn Capital Inc.	12/07/23	USD	2,023	KRW	2,668,359	(33)
Midland Walwyn Capital Inc.	12/20/23	USD	1,489	IDR	22,975,616	(6)
Midland Walwyn Capital Inc.	12/20/23	MYR	1,794	USD	385	(2)
Midland Walwyn Capital Inc.	12/20/23	USD	1,930	THB	67,899	(51)
Midland Walwyn Capital Inc.	12/20/23	USD	2,379	MXN	41,745	(8)
Midland Walwyn Capital Inc.	12/20/23	CNY	9,721	USD	1,338	(13)
Midland Walwyn Capital Inc.	12/20/23	IDR	6,381,739	USD	418	6
Morgan Stanley	10/03/23	USD	13,670	BRL	68,012	(82)
Morgan Stanley	10/03/23	BRL	80,005	USD	16,186	201
Morgan Stanley	10/05/23	HUF	739,183	EUR	1,911	9
Morgan Stanley	10/06/23	USD	1,461	IDR	22,488,286	(7)
Morgan Stanley	10/06/23	IDR	33,278,977	USD	2,167	14
Morgan Stanley	10/13/23	TWD	65,779	USD	2,053	11
Morgan Stanley	10/18/23	PEN	787	USD	212	5
Morgan Stanley	11/06/23	ZAR	29,888	USD	1,544	(38)
Morgan Stanley	11/14/23	HUF	293,459	EUR	731	(19)
Morgan Stanley	11/21/23	CZK	10,480	EUR	430	2
Morgan Stanley	11/21/23	CNY	13,515	USD	1,856	(25)

SEI Institutional International Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	12/04/23	USD	16,058	BRL	80,005	$(200)
Morgan Stanley	12/20/23	USD	235	THB	8,504	1
Morgan Stanley	12/20/23	USD	1,041	MXN	18,148	(11)
Morgan Stanley	12/20/23	MXN	17,930	USD	1,031	13
SCB Securities	10/03/23	USD	382	BRL	1,877	(7)
SCB Securities	11/17/23	CNY	14,819	USD	2,044	(18)
SCB Securities	12/20/23	IDR	4,145,519	USD	267	(1)
Standard Bank	10/03/23	EUR	31,226	USD	33,900	840
Standard Bank	12/04/23	BRL	16,128	USD	3,272	75
Standard Bank	12/07/23	EUR	3,731	USD	4,030	68
Standard Bank	12/20/23	USD	917	GHS	10,783	(27)
Standard Bank	12/20/23	USD	2,486	PHP	141,177	7
Standard Bank	12/20/23	USD	3,042	PEN	11,338	(58)
Standard Bank	12/20/23	USD	3,373	CZK	75,090	(113)
Standard Bank	12/20/23	USD	4,901	THB	172,590	(125)
Standard Bank	12/20/23	USD	6,110	KRW	8,121,460	(46)
Standard Bank	12/20/23	ZMW	7,242	USD	338	(5)
Standard Bank	12/20/23	MYR	21,759	USD	4,684	(4)
Standard Bank	12/20/23	CNY	32,779	USD	4,495	(58)
Standard Bank	12/20/23	INR	44,550	USD	535	—
Standard Bank	12/20/23	THB	90,971	USD	2,529	11
Standard Bank	12/20/23	TWD	249,880	USD	7,832	21
Standard Bank	12/20/23	TWD	228,360	USD	7,130	(9)
Standard Bank	03/20/24	USD	378	GHS	4,452	(36)
Standard Bank	03/20/24	NGN	515,679	USD	779	202
State Street	10/04/23	EUR	485	USD	525	11
State Street	10/18/23	USD	225	PEN	853	—
State Street	11/14/23	EUR	919	HUF	359,730	(1)
						$(244)

A list of the open OTC swap agreements held by the Fund at September 30, 2023, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	1 DAY BRL - CETIP	10.755% FIXED	Annually	01/02/2025	BRL	7,426	$(2)	$–	$(2)
Goldman Sachs	1 DAY BRL - CETIP	10.7035% FIXED	Annually	01/02/2025	BRL	66,859	(23)	–	(23)
Goldman Sachs	1 DAY BRL - CETIP	10.745% FIXED	Annually	01/02/2025	BRL	29,931	(8)	–	(8)
Citibank	China 7-DAY Fixing Repo Rate	2.0847% FIXED	Quarterly	07/04/2025	CNY	130,127	23	–	23
Goldman Sachs	28-DAY MXN - TIIE	6.205%	Monthly	12/08/2025	MXN	16,624	(80)	–	(80)
Merrill Lynch	1 DAY BRL - CETIP	10.02% FIXED	Annually	01/02/2026	BRL	13,865	(34)	–	(34)
Goldman Sachs	28-DAY MXN - TIIE	6.165%	Monthly	03/05/2026	MXN	47,200	(244)	–	(244)
JPMorgan Chase	28-DAY MXN - TIIE	6.13%	Monthly	06/18/2026	MXN	40,000	(222)	–	(222)
Goldman Sachs	28-DAY MXN - TIIE	6.381%	Monthly	09/16/2026	MXN	26,000	(142)	–	(142)
Citibank	China 7-DAY Fixing Repo Rate	2.4016% FIXED	Quarterly	07/04/2028	CNY	60,693	28	–	28
Goldman Sachs	5.47% FIXED	6-MONTH CLP-CLICP	Semi-Annually	02/14/2033	CLP	895,943	24	–	24
JPMorgan Chase	5.244% FIXED	6-MONTH CLP-CLICP	Semi-Annually	08/07/2033	CLP	765,820	36	–	36
							$(644)	$–	$(644)

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Continued)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2023, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1-DAY BRL - CETIP	4.835%	Annually	01/02/2024	BRL	21,544	$(84)	$–	$(84)
1-DAY BRL - CETIP	9.995%	Annually	01/02/2026	BRL	21,523	(53)	–	(53)
1-DAY BRL - CETIP	11.57% FIXED	Annually	01/02/2026	BRL	7,697	35	–	35
10.3%	1-DAY BRL - CETIP	Annually	01/02/2029	BRL	4,845	(46)	–	(46)
1-DAY BRL - CETIP	10.4275%	Annually	01/02/2031	BRL	5,871	(86)	–	(86)
1-DAY BRL - BROIS	10.17%	Annually	01/04/2027	BRL	9,344	(35)	–	(35)
1-DAY BRL - CETIP	12.7575%	Annually	01/04/2027	BRL	14,990	199	–	199
1-DAY BRL - CETIP	12.68% FIXED	Annually	01/04/2027	BRL	11,490	150	–	150
1-DAY BRL - CETIP	12.67% FIXED	Annually	01/04/2027	BRL	13,376	170	–	170
10.28% FIXED	COLOMBIA OVERNIGHT INTERBANK REFERENCE RATE	Quarterly	06/02/2025	COP	23,303,033	(23)	–	(23)
10.27% FIXED	COLOMBIA OVERNIGHT INTERBANK REFERENCE RATE	Quarterly	06/05/2025	COP	12,402,628	(12)	–	(12)
10.2905% FIXED	COLOMBIA OVERNIGHT INTERBANK REFERENCE RATE	Quarterly	06/07/2025	COP	5,000,000	(5)	–	(5)
7.14%	COLOMBIA OVERNIGHT INTERBANK REFERENCE RATE	Quarterly	01/31/2027	COP	5,450,883	74	–	74
6.395%	COLOMBIA OVERNIGHT INTERBANK REFERENCE RATE	Quarterly	01/06/2027	COP	752,360	14	–	14
1 DAY FBIL - MIBOR	6.67%	Semi-Annually	09/15/2028	INR	102,000	(3)	–	(3)
1 DAY FBIL - MIBOR	6.585%	Semi-Annually	08/11/2025	INR	220,000	(6)	–	(6)
1 DAY FBIL - MIBOR	6.4777%	Semi-Annually	08/14/2028	INR	99,000	(12)	–	(12)
28-DAY MXN - TIIE	8.04% FIXED	Monthly	01/07/2028	MXN	23,876	(80)	–	(80)
28-DAY MXN - TIIE	8.1447% FIXED	Monthly	01/07/2028	MXN	29,415	(94)	–	(94)
28-DAY MXN - TIIE	8.5793% FIXED	Monthly	02/03/2028	MXN	23,784	(55)	(2)	(53)
28-DAY MXN - TIIE	8.905%	Monthly	08/17/2028	MXN	22,189	(35)	–	(35)
28-DAY MXN - TIIE	8.935%	Monthly	08/17/2028	MXN	22,189	(34)	–	(34)
28-DAY MXN - TIIE	8.925%	Monthly	08/25/2028	MXN	87,420	(136)	–	(136)
7.64%	28-DAY MXN - TIIE	Monthly	01/01/2032	MXN	23,014	140	–	140
10.0455% FIXED	28-DAY MXN - TIIE	Monthly	03/20/2025	MXN	42,233	32	–	32
6.82%	28-DAY MXN - TIIE	Monthly	09/10/2029	MXN	17,915	127	–	127
6.9225%	28-DAY MXN - TIIE	Monthly	08/31/2029	MXN	23,050	156	–	156
9.33% FIXED	28-DAY MXN - TIIE	Monthly	03/25/2026	MXN	59,098	73	–	73
28-DAY MXN - TIIE	9.69% FIXED	Monthly	07/18/2025	MXN	241,000	(245)	–	(245)
8.3%	3-MONTH ZAR - JIBAR	Quarterly	09/22/2025	ZAR	53,589	8	–	8
9.02% FIXED	COLOMBIA OVERNIGHT INTERBANK REFERENCE RATE	Quarterly	08/11/2032	COP	2,184,690	–	–	–
8.37%	COLOMBIA OVERNIGHT INTERBANK REFERENCE RATE	Quarterly	04/13/2024	COP	11,102,749	49	–	49
3-MONTH ZAR - JIBAR	10.21% FIXED	Quarterly	01/12/2033	ZAR	40,248	(58)	–	(58)
3-MONTH ZAR - JIBAR	10.14% FIXED	Quarterly	01/12/2033	ZAR	45,127	(69)	–	(69)
8.44%	3-MONTH ZAR - JIBAR	Quarterly	09/26/2025	ZAR	53,303	1	–	1
3-MONTH ILS - TELBOR	3.1% FIXED	Quarterly	01/16/2028	ILS	4,547	(57)	–	(57)
3-MONTH ILS - TELBOR	3.1% FIXED	Quarterly	01/16/2028	ILS	5,079	(64)	–	(64)
6-MONTH CZK - PRIBOR	5.3%	Semi-Annually	09/01/2025	CZK	17,208	(2)	–	(2)
10.29%	6-MONTH HUF - BUBOR	Annually	07/03/2025	HUF	962,429	(17)	–	(17)
10.43%	6-MONTH HUF - BUBOR	Annually	07/03/2025	HUF	1,588,844	(37)	–	(37)
10.76%	6-MONTH HUF - BUBOR	Annually	07/11/2025	HUF	1,512,840	(58)	–	(58)
10.085%	6-MONTH HUF - BUBOR	Annually	07/20/2025	HUF	1,244,350	(13)	–	(13)
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	2.145%	Semi-Annually	08/24/2030	CLP	444,725	(101)	–	(101)
2.33%	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	Semi-Annually	06/05/2030	CLP	830,041	175	–	175
6-MONTH CZK - PRIBOR	4.353% FIXED	Semi-Annually	01/23/2028	CZK	55,908	(36)	–	(36)

SEI Institutional International Trust

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH CZK - PRIBOR	4.7% FIXED	Semi-Annually	04/11/2028	CZK	6,630	$–	$–	$–
6-MONTH CZK - PRIBOR	5.47%	Semi-Annually	07/14/2025	CZK	76,740	(4)	–	(4)
6-MONTH CZK - PRIBOR	4.185%	Semi-Annually	07/25/2028	CZK	36,519	(34)	–	(34)
6-MONTH CZK - PRIBOR	5.325%	Semi-Annually	07/31/2025	CZK	85,023	(11)	–	(11)
6-MONTH CZK - PRIBOR	5.2507%	Semi-Annually	08/09/2025	CZK	78,843	(13)	6	(19)
6-MONTH CZK - PRIBOR	4.545%	Semi-Annually	08/25/2028	CZK	29,454	(7)	–	(7)
6-MONTH CZK - PRIBOR	5.08%	Semi-Annually	09/13/2025	CZK	82,269	(22)	–	(22)
1.9865%	6-MONTH PLN - WIBOR	Annually	03/25/2024	PLN	12,430	50	–	50
5.22% FIXED	6-MONTH PLN - WIBOR	Annually	05/15/2033	PLN	1,675	(7)	–	(7)
5.1975% FIXED	6-MONTH PLN - WIBOR	Annually	05/15/2033	PLN	1,675	(6)	–	(6)
5.14% FIXED	6-MONTH PLN - WIBOR	Annually	05/15/2033	PLN	3,351	(10)	–	(10)
4.5695%	6-MONTH PLN - WIBOR	Annually	07/21/2033	PLN	2,467	18	–	18
4.77%	6-MONTH PLN - WIBOR	Annually	09/08/2033	PLN	2,873	12	–	12
4.99%	6-MONTH PLN - WIBOR	Annually	10/02/2033	PLN	2,722	(1)	–	(1)
5.01%	6-MONTH PLN - WIBOR	Annually	10/03/2033	PLN	3,244	–	–	–
4.965%	6-MONTH PLN - WIBOR	Annually	06/29/2028	PLN	5,284	(20)	–	(20)
6-MONTH PLN - WIBOR	4.641% FIXED	Semi-Annually	08/01/2028	PLN	6,250	4	–	4
4.705% FIXED	6-MONTH PLN - WIBOR	Annually	08/01/2033	PLN	11,650	60	1	59
6-MONTH PLN - WIBOR	5.262% FIXED	Semi-Annually	08/01/2025	PLN	27,500	59	1	58
6 MONTH HUF - BUBOR	9.7167% FIXED	Semi-Annually	08/15/2025	HUF	1,261,189	4	–	4
6 MONTH HUF - BUBOR	7.04% FIXED	Semi-Annually	09/26/2028	HUF	615,300	(12)	–	(12)
5.605% FIXED	WIBR6M - GPW BENCHMARK	Annually	04/17/2033	PLN	3,097	(34)	–	(34)
China 7-DAY Fixing Repo Rate	2.283%	Quarterly	08/16/2028	CNY	16,000	(9)	–	(9)
6 MONTH HUF - BUBOR	9.68% FIXED	Semi-Annually	08/16/2025	HUF	829,544	2	–	2
6 MONTH HUF - BUBOR	9.7295% FIXED	Semi-Annually	08/18/2025	HUF	759,367	5	–	5
6 MONTH HUF - BUBOR	9.8% FIXED	Semi-Annually	08/17/2025	HUF	1,502,001	12	–	12
6 MONTH HUF - BUBOR	9.8% FIXED	Semi-Annually	08/17/2025	HUF	200,929	2	–	2
1-DAY BRL - CETIP	6.77% FIXED	Annually	01/02/2025	BRL	4,102	(48)	–	(48)
1-DAY BRL - CETIP	5.76%	Annually	01/02/2024	BRL	8,953	(32)	–	(32)
1-DAY BRL - CETIP	6.82%	Annually	01/02/2025	BRL	3,362	(39)	–	(39)
1-DAY BRL - CETIP	6.455%	Annually	01/02/2025	BRL	3,591	(45)	–	(45)
China 7-DAY Fixing Repo Rate	2.302%	Quarterly	08/29/2028	CNY	16,300	(7)	–	(7)
3-MONTH ZAR - JIBAR	7.6725 FIXED	Quarterly	01/26/2028	ZAR	78,197	(158)	–	(158)
3-MONTH ZAR - JIBAR	7.6672 FIXED	Quarterly	01/27/2028	ZAR	11,394	(23)	–	(23)
3-MONTH ZAR - JIBAR	7.6797 FIXED	Quarterly	02/01/2028	ZAR	27,540	(56)	–	(56)
ZAR-JIBAR-SAFEX	8.41 % FIXED	Quarterly	06/29/2025	ZAR	266,000	(13)	–	(13)
6-MONTH CZK - PRIBOR	5.2525% FIXED	Semi-Annually	09/04/2025	CZK	161,752	(22)	–	(22)
6-MONTH CZK - PRIBOR	5.2575% FIXED	Semi-Annually	09/05/2025	CZK	107,835	(14)	–	(14)
6-MONTH CZK - PRIBOR	5.3375%	Semi-Annually	08/31/2025	CZK	323,406	(24)	–	(24)
2.175% FIXED	THB - THAI OVERNIGHT REPURCHASE RATE (THOR)	Quarterly	01/12/2028	THB	35,000	33	–	33
9.49% FIXED	28-DAY MXN - TIIE	Monthly	09/16/2033	MXN	84,881	(4)	–	(4)
						$(567)	$6	$(573)

Percentages are based on Net Assets of $1,194,852 ($ Thousands).
**	The rate reported is the 7-day effective yield as of September 30, 2023.
†	Investment in Affiliated Security (see Note 5).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $185,865 ($ Thousands), representing 15.6% of the Net Assets of the Fund.

(B)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(C)	Zero coupon security.

(D)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(E)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(F)	Perpetual security with no stated maturity date.
(G)	Security is in default on interest payment.
(H)	Interest rate represents the security's effective yield at the time of purchase.
(I)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2023 was $14,525 ($ Thousands).

SEI Institutional International Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Emerging Markets Debt Fund (Concluded)

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Global Bonds	–	1,139,589	–	1,139,589
U.S. Treasury Obligation	–	2,022	–	2,022
Affiliated Partnership	–	14,525	–	14,525
Total Investments in Securities	–	1,156,136	–	1,156,136

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	540	–	–	540
Unrealized Depreciation	(804)	–	–	(804)
Forward Contracts*
Unrealized Appreciation	–	5,213	–	5,213
Unrealized Depreciation	–	(5,457)	–	(5,457)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	111	–	111
Unrealized Depreciation	–	(755)	–	(755)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	1,662	–	1,662
Unrealized Depreciation	–	(2,235)	–	(2,235)
Total Other Financial Instruments	(264)	(1,461)	–	(1,725)

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$55,210	$173,925	$(214,625)	$5	$10	$14,525	$214	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

Glossary: (abbreviations which may be used in the preceding Schedules of Investments)

Currency Abbreviations
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
CNH — Chinese Yuan Offshore
CNY — Chinese Yuan Onshore
COP — Colombian Peso
CZK — Czech Koruna
DKK — Danish Krone
EUR — Euro
GHS — Ghanaian Cedi
HKD — Hong Kong Dollar
HUF — Hungarian Forint
IDR — Indonesian Rupiah
ILS — Israeli New Sheckels
INR — Indian Rupee
JPY — Japanese Yen
KRW — Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NGN — Nigerian Naira
NOK — Norwegian Krone
NZD — New Zealand Dollar
PEN — Peruvian Nuevo Sol
PHP— Philippine Peso
PLN — Polish Zloty
RON — Romanian Leu
RSD — Dinar
RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
THB — Thai Baht
TRY — Turkish Lira
TWD — Taiwan Dollar
UAH — Ukrainian Hryvnia
UGX — Ugandan Shilling
USD — U.S. Dollar
UYU — Uruguayan Peso
VND — Vietnamese Dong
ZAR — South African Rand

Portfolio Abbreviations
ACES — Alternative Credit Enhancement Structure
ADR — American Depositary Receipt
AGC — Assured Guaranty Corporation
AGM— Assured Guaranty Municipal
ARM — Adjustable Rate Mortgage
BPSW5 — GBP Swap 5 Year
BROIS — Brazil Overnight Index Swap
BURBOR — Budapest Interbank Offered Rate
CETIP — Central Custody and Financial Settlement of Securities
CME — Chicago Mercantile Exchange
CDO — Collateralized Debt Obligation
CMTUSD6Y — Constant Maturity Treasury 6 Year
Cl — Class
CMO — Collateralized Mortgage Obligation
CPI — Consumer Price Index
DAC — Designated Activity Company
EUAMDBO1 — EURIBOR ICE Swap Rate 11:00am
EUAMDB05 — EURIBOR ICE Swap Rate 11:00am
ETF — Exchange-Traded Fund
EURIBOR — Euro London Interbank Offered Rate
EUR003M — EURIBOR 3 Month
EUSA1 — EUR Swap Annual 1 Year
EUSA5 — EUR Swap Annual 5 Year
EUSA6 — EUR Swap Annual 6 Year
EUSA9 — EUR Swap Annual 9 Year
EUSA12 — EUR Swap Annual 12 Year
FEDEF — U.S. Federal Funds Effective Rate
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
GUKG1 — United Kingdom Government Bonds 1 Year Note Generic Bid Yield
GUKG5 — United Kingdom Government Bonds 5 Year Note Generic Bid Yield
H15T5Y — US Treasury Curve Rate T Note Constant Maturity 5 Year
H15T7Y — US Treasury Curve Rate T Note Constant Maturity 7 Year
IO — Interest Only — face amount represents notional amount
JIBAR — Johannesburg Interbank Average Rate
JSC — Joint-Stock Company
LIBOR— London Interbank Offered Rate
LLLP — Limited Liability Limited Partnership
L.P. — Limited Partnership
MTN — Medium Term Note
MIBOR — Mumbai Interbank Offered Rate
MXN TIIE — Mexican Interbank TIIE 28-Day
NIBOR — Norwegian Interbank Offered Rate
NVDR — Non-voting Depository Receipt
OIS — Overnight Index Swap
OTC — Over The Counter
PIK — Payment-in-Kind
PO — Principal Only
PRIBOR — Prague Interbank Offered Rate
RB — Revenue Bond
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate

SEI Institutional International Trust

Glossary: (abbreviations which may be used in the preceding Schedules of Investments)

(Concluded)

SOFRRATE — U.S. SOFR
SOFR30A — Secured Overnight Financing Rate 30-day Average
SOFRINDX — Custom SOFR Index
SONIA — Sterling Overnight Index Average
SONIO/N — SONIA Interest Rate Benchmark
SPDR — Standard & Poor's Depository Receipt
STACR — Structured Agency Credit Risk
TBA — To Be Announced
TSFR3M— CME Term SOFR 3 Month
TELBOR — Tel Aviv Interbank Offered Rate
US0003M— ICE LIBOR USD 3 Month
USSW5— USD Swap Semi 30/360 5 Year Currency
WIBOR— Warsaw Interbank Offered Rate

SEI Institutional International Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2023

	International Equity Fund		Emerging Markets Equity Fund		International Fixed Income Fund	Emerging Markets Debt Fund
Assets:
Investments, at value †	$3,652,643	*	$1,369,397	*	$421,590	$1,141,611	*
Affiliated investments, at value ††	41,540		25,720		–	14,525
Cash	56,096		18,520		3,999	19,633
Cash pledged as collateral for forward foreign currency contracts	–		–		150	2,539
Cash pledged as collateral for futures contracts	2,344		696		345	2,253
Cash pledged as collateral for swap contracts	1,090		–		172	3,068
Foreign currency, at value †††	5,374		1,967		3,485	4,782
Receivable for fund shares sold	1,056		403		221	341
Receivable for investment securities sold	1,418		3,540		7,128	7,790
Dividends and interest receivable	8,091		3,123		3,285	21,860
Unrealized gain on forward foreign currency contracts	–		–		8,569	5,213
Unrealized gain on foreign spot currency contracts	–		–		162	40
Receivable from broker	–		646		–	–
Swap contracts, at value ††††	760		–		64	111
Foreign tax reclaim receivable	25,209		168		–	–
Receivable for variation margin	152		–		596	5,986
Prepaid expenses	47		18		5	15
Total Assets	3,795,820		1,424,198		449,771	1,229,767
Liabilities:
Payable upon return on securities loaned	6,980		2,566		–	14,515
Payable for investment securities purchased	2,458		7,710		7,644	6,162
Payable for fund shares redeemed	1,541		1,411		165	528
Swap contracts, at value ††††	–		–		–	755
Payable for variation margin	64		–		427	5,916
Administration fees payable	993		472		40	343
Unrealized loss on foreign currency spot contracts	4		6		236	102
Unrealized loss on forward foreign currency contracts	–		–		2,056	5,457
Trustees fees payable	3		1		–	1
Chief compliance officer fees payable	7		2		1	2
Administrative servicing fees payable	4		–		–	–
Shareholder servicing fees payable	228		266		88	232
Investment advisory fees payable	1,620		886		98	423
Accrued expense payable	660		882		161	479
Accrued foreign capital gains tax on appreciated securities	–		2,778		–	–
Total Liabilities	14,562		16,980		10,916	34,915
Net Assets	$3,781,258		$1,407,218		$438,855	$1,194,852
† Cost of investments	$3,410,756		$1,303,818		$491,170	$1,286,736
†† Cost of affiliated investments	41,502		25,713		–	14,520
††† Cost of foreign currency	5,374		1,934		3,506	4,641
†††† Cost (premiums received)	–		–		–	–
* Includes market value of securities on loan	6,663		2,053		–	13,497

SEI Institutional International Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (Concluded)

September 30, 2023

	International Equity Fund		Emerging Markets Equity Fund		International Fixed Income Fund		Emerging Markets Debt Fund
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$3,590,071		$1,501,947		$550,575		$1,577,506
Total distributable earnings/(loss)	191,187		(94,729)		(111,720)		(382,654)
Net Assets	$3,781,258		$1,407,218		$438,855		$1,194,852
Net Asset Value, Offering and Redemption Price Per Share — Class F	$10.87		$10.10		$8.23		$8.19
	($3,415,372,047 ÷ 314,115,764 shares	)	($1,267,364,632 ÷ 125,443,962 shares	)	($384,985,665 ÷ 46,755,020 shares	)	($1,102,419,335 ÷ 134,545,014 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$10.90		N/A		N/A		N/A
	($929,417 ÷ 85,299 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.88		$10.11		$8.27		$8.15
	($364,956,529 ÷ 33,548,994 shares	)	($139,853,304 ÷ 13,827,869 shares	)	($53,869,586 ÷ 6,515,851 shares	)	($92,432,751 ÷ 11,342,114 shares	)

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2023

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$130,507	$57,877	$–	$10
Income from affiliated investments(1)	1,957	910	–	–
Interest income	2,619	851	11,079	89,256
Security lending income — net(2)(3)	721	192	–	214
Less: foreign taxes withheld	(13,621)	(8,661)	(160)	(857)
Total Investment Income	122,183	51,169	10,919	88,623
Expenses:
Investment advisory fees	19,927	14,630	1,384	9,988
Administration fees	12,298	6,397	2,019	5,465
Shareholder servicing fees — Class F	8,960	3,321	994	2,881
Shareholder servicing fees — Class I	2	–	–	–
Administrative servicing fees — Class I	2	–	–	–
Custodian/wire agent fees	433	938	98	438
Printing fees	432	155	48	132
Professional fees	210	76	23	64
Trustees' fees	100	37	12	32
Registration fees	96	37	13	31
Chief compliance officer fees	25	9	3	9
Other expenses	289	139	146	263
Total Expenses	42,774	25,739	4,740	19,303
Less:
Waiver of investment advisory fees	–	(1,464)	(154)	(2,873)
Waiver of administration fees	–	–	(38)	(415)
Waiver of shareholder servicing fees — Class F	(72)	–	–	–
Net Expenses	42,702	24,275	4,548	16,015
Net Investment Income	79,481	26,894	6,371	72,608
Net Realized Gain (Loss) on:
Investments	40,142	(23,709)	(15,979)	(76,747)
Affiliated investments	57	3	–	5
Futures contracts	4,583	2,103	1,802	(2,500)
Swap contracts	(3,870)	–	231	(9,110)
Pucrhased option contracts	–	–	14	–
Foreign currency transactions	(2,325)	(4,760)	(12,924)	(26,439)
Forward foreign currency contracts	–	–	(4,581)	2,178
Net Realized Gain (Loss)	38,587	(26,363)	(31,437)	(112,613)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	807,576	167,805	41,614	189,069
Affiliated investments	15	7	–	10
Futures contracts	3,753	1,385	(1,580)	738
Purchased option contracts	–	–	1	–
Swap contracts	760	–	(240)	1,157
Foreign capital gains tax on appreciated securities	–	(529)	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	1,602	(2,145)	72	590
Forward foreign currency contracts	–	–	(5,171)	3,405
Net Change in Unrealized Appreciation (Depreciation)	813,706	166,523	34,696	194,969
Net Increase in Net Assets Resulting from Operations	$931,774	$167,054	$9,630	$154,964

(1) See Note 5 in the Notes to Financial Statements for additional information.

(2) Income is from the investment of collateral in an affiliated security.

(3) See Note 9 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2023	2022	2023	2022
Operations:
Net investment income	$79,481	$82,217	$26,894	$21,374
Net realized gain (loss)	38,587	(87,633)	(26,363)	(112,849)
Net change in unrealized appreciation (depreciation)	813,706	(1,233,789)	166,523	(467,200)
Net Increase (Decrease) in Net Assets Resulting from Operations	931,774	(1,239,205)	167,054	(558,675)
Distributions:
Class F	(62,491)	(554,286)	(26,873)	(155,826)
Class I	(13)	(205)	N/A	N/A
Class Y	(6,541)	(52,585)	(2,793)	(13,925)
Total Dividends	(69,045)	(607,076)	(29,666)	(169,751)
Capital Share Transactions:
Class F:
Proceeds from shares issued	305,764	659,783	158,803	269,120
Reinvestment of dividends & distributions	57,189	509,776	24,547	142,940
Cost of shares redeemed	(849,649)	(610,971)	(272,116)	(300,852)
Net Increase (Decrease) from Class F Transactions	(486,696)	558,588	(88,766)	111,208
Class I:
Proceeds from shares issued	33	119	N/A	N/A
Reinvestment of dividends & distributions	7	134	N/A	N/A
Cost of shares redeemed	(47)	(614)	N/A	N/A
Net Decrease from Class I Transactions	(7)	(361)	N/A	N/A
Class Y:
Proceeds from shares issued	72,817	61,555	37,799	31,423
Reinvestment of dividends & distributions	6,256	48,762	2,642	13,081
Cost of shares redeemed	(86,696)	(47,833)	(30,224)	(19,189)
Net Increase (Decrease) from Class Y Transactions	(7,623)	62,484	10,217	25,315
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(494,326)	620,711	(78,549)	136,523
Net Increase (Decrease) in Net Assets	368,403	(1,225,570)	58,839	(591,903)
Net Assets:
Beginning of Year	3,412,855	4,638,425	1,348,379	1,940,282
End of Year	$3,781,258	$3,412,855	$1,407,218	$1,348,379
Capital Share Transactions:
Class F:
Shares issued	28,850	60,257	15,536	22,651
Reinvestment of distributions	5,730	42,320	2,484	11,093
Shares redeemed	(80,173)	(55,594)	(26,566)	(25,331)
Total Class F Transactions	(45,593)	46,983	(8,546)	8,413
Class I:
Shares issued	3	10	N/A	N/A
Reinvestment of distributions	—	11	N/A	N/A
Shares redeemed	(4)	(54)	N/A	N/A
Total Class I Transactions	(1)	(33)	N/A	N/A
Class Y:
Shares issued	6,854	5,696	3,635	2,737
Reinvestment of distributions	627	4,046	268	1,014
Shares redeemed	(8,328)	(4,363)	(2,987)	(1,635)
Total Class Y Transactions	(847)	5,379	916	2,116
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(46,441)	52,329	(7,630)	10,529

N/A — Not applicable. Share classes currently not offered.
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund
	2023	2022	2023	2022
Operations:
Net investment income	$6,371	$3,048	$72,608	$63,584
Net realized gain (loss)	(31,437)	51,271	(112,613)	(153,934)
Net change in unrealized appreciation (depreciation)	34,696	(111,526)	194,969	(288,444)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,630	(57,207)	154,964	(378,794)
Distributions:
Class F	(45,431)	(10,083)	(44,127)	(22,758)
Class Y	(7,756)	(1,763)	(3,919)	(2,051)
Total Dividends	(53,187)	(11,846)	(48,046)	(24,809)
Capital Share Transactions:
Class F:
Proceeds from shares issued	50,139	77,857	142,379	256,735
Reinvestment of dividends & distributions	41,818	9,344	39,313	20,408
Cost of shares redeemed	(80,361)	(102,234)	(287,416)	(227,025)
Net Increase (Decrease) from Class F Transactions	11,596	(15,033)	(105,724)	50,118
Class Y:
Proceeds from shares issued	10,293	14,290	32,153	19,549
Reinvestment of dividends & distributions	7,508	1,627	3,591	1,913
Cost of shares redeemed	(30,118)	(10,257)	(35,099)	(16,105)
Net Increase (Decrease) from Class Y Transactions	(12,317)	5,660	645	5,357
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(721)	(9,373)	(105,079)	55,475
Net Increase (Decrease) in Net Assets	(44,278)	(78,426)	1,839	(348,128)
Net Assets:
Beginning of Year	483,133	561,559	1,193,013	1,541,141
End of Year	$438,855	$483,133	$1,194,852	$1,193,013
Capital Share Transactions:
Class F:
Shares issued	5,887	7,845	17,362	28,951
Reinvestment of distributions	5,129	915	4,752	2,083
Shares redeemed	(9,279)	(10,548)	(35,011)	(26,047)
Total Class F Transactions	1,737	(1,788)	(12,897)	4,987
Class Y:
Shares issued	1,185	1,447	3,921	2,240
Reinvestment of distributions	919	159	437	196
Shares redeemed	(3,474)	(1,060)	(4,294)	(1,862)
Total Class Y Transactions	(1,370)	546	64	574
Net Increase (Decrease) in Shares Outstanding from Share Transactions	367	(1,242)	(12,833)	5,561

Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

FINANCIAL HIGHLIGHTS

For the years ended September 30

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
Class F
2023	$8.66	$0.21	$2.18	$2.39	$(0.18)	$—	$(0.18)	$10.87	27.81%	$3,415,372	1.10%	1.11%	1.99%	87%
2022	13.57	0.21	(3.38)	(3.17)	(0.23)	(1.51)	(1.74)	8.66	(26.82)	3,114,144	1.09	1.09	1.91	108
2021	10.86	0.16	2.67	2.83	(0.12)	—	(0.12)	13.57	26.18	4,242,911	1.08	1.08	1.19	105
2020	10.68	0.10	0.28	0.38	(0.20)	—	(0.20)	10.86	3.44	3,568,373	1.11	1.11	0.94	102
2019	11.38	0.20	(0.75)	(0.55)	(0.15)	—	(0.15)	10.68	(4.63)	3,686,195	1.10	1.10	1.92	73
Class I
2023	$8.67	$0.19	$2.19	$2.38	$(0.15)	$—	$(0.15)	$10.90	27.63%	$929	1.36%	1.36%	1.76%	87%
2022	13.59	0.17	(3.38)	(3.21)	(0.20)	(1.51)	(1.71)	8.67	(27.05)	743	1.34	1.34	1.44	108
2021	10.87	0.12	2.69	2.81	(0.09)	—	(0.09)	13.59	25.91	1,611	1.33	1.33	0.93	105
2020	10.68	0.07	0.28	0.35	(0.16)	—	(0.16)	10.87	3.19	1,350	1.36	1.36	0.63	102
2019	11.37	0.17	(0.74)	(0.57)	(0.12)	—	(0.12)	10.68	(4.90)	1,932	1.35	1.35	1.61	73
Class Y
2023	$8.66	$0.24	$2.19	$2.43	$(0.21)	$—	$(0.21)	$10.88	28.26%	$364,957	0.86%	0.86%	2.26%	87%
2022	13.58	0.24	(3.39)	(3.15)	(0.26)	(1.51)	(1.77)	8.66	(26.70)	297,968	0.84	0.84	2.17	108
2021	10.86	0.19	2.68	2.87	(0.15)	—	(0.15)	13.58	26.55	393,903	0.83	0.83	1.44	105
2020	10.68	0.12	0.29	0.41	(0.23)	—	(0.23)	10.86	3.68	330,069	0.86	0.86	1.16	102
2019	11.39	0.23	(0.76)	(0.53)	(0.18)	—	(0.18)	10.68	(4.43)	370,462	0.85	0.85	2.24	73
Emerging Markets Equity Fund
Class F
2023	$9.18	$0.19	$0.94	$1.13	$(0.21)	$—	$(0.21)	$10.10	12.32%	$1,267,365	1.68%	1.78%	1.82%	95%
2022	14.23	0.14	(3.96)	(3.82)	(0.15)	(1.08)	(1.23)	9.18	(29.26)	1,229,709	1.71	1.81	1.21	93
2021	12.06	0.11	2.14	2.25	(0.08)	—	(0.08)	14.23	18.63	1,786,493	1.70	1.80	0.73	100
2020	11.21	0.05	0.93	0.98	(0.13)	—	(0.13)	12.06	8.75	1,542,551	1.71	1.81	0.43	90
2019	11.47	0.10	(0.29)	(0.19)	(0.07)	—	(0.07)	11.21	(1.64)	1,564,523	1.70	1.81	0.92	89
Class Y
2023	$9.19	$0.21	$0.94	$1.15	$(0.23)	$—	$(0.23)	$10.11	12.63%	$139,853	1.43%	1.53%	2.02%	95%
2022	14.25	0.18	(3.98)	(3.80)	(0.18)	(1.08)	(1.26)	9.19	(29.10)	118,670	1.46	1.56	1.50	93
2021	12.07	0.14	2.15	2.29	(0.11)	—	(0.11)	14.25	18.96	153,789	1.45	1.55	0.98	100
2020	11.22	0.08	0.93	1.01	(0.16)	—	(0.16)	12.07	8.99	134,682	1.46	1.56	0.66	90
2019	11.49	0.14	(0.31)	(0.17)	(0.10)	—	(0.10)	11.22	(1.44)	145,600	1.45	1.56	1.25	89

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 5 in Notes to Financial Statements.
**	See Note 5 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

FINANCIAL HIGHLIGHTS

For the years ended September 30

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Fixed Income Fund
Class F
2023	$9.13	$0.11	$0.05	$0.16	$(1.05)	$(0.01)	$(1.06)	$8.23	1.88%	$384,986	1.02%	1.06%	1.35%	44%
2022	10.37	0.05	(1.08)	(1.03)	(0.08)	(0.13)	(0.21)	9.13	(10.15)	410,864	1.02	1.07	0.53	47
2021	10.46	0.03	(0.12)	(0.09)	—	— ^	—	10.37	(0.83)	485,178	1.02	1.07	0.32	65
2020	10.73	0.03	0.04	0.07	(0.26)	(0.08)	(0.34)	10.46	0.73	445,864	1.02	1.08	0.29	64
2019	10.27	0.04	0.88	0.92	(0.40)	(0.06)	(0.46)	10.73	9.28	452,150	1.02	1.07	0.42	58
Class Y
2023	$9.16	$0.14	$0.05	$0.19	$(1.07)	$(0.01)	$(1.08)	$8.27	2.30%	$53,870	0.77%	0.81%	1.59%	44%
2022	10.41	0.08	(1.10)	(1.02)	(0.10)	(0.13)	(0.23)	9.16	(10.00)	72,269	0.77	0.82	0.78	47
2021	10.47	0.06	(0.12)	(0.06)	—	— ^	—	10.41	(0.54)	76,381	0.77	0.82	0.57	65
2020	10.75	0.06	0.03	0.09	(0.29)	(0.08)	(0.37)	10.47	0.88	68,664	0.77	0.83	0.54	64
2019	10.29	0.07	0.88	0.95	(0.43)	(0.06)	(0.49)	10.75	9.54	69,681	0.77	0.82	0.66	58
Emerging Markets Debt Fund
Class F
2023	$7.52	$0.48	$0.51	$0.99	$(0.32)	$—	$(0.32)	$8.19	13.13%	$1,102,419	1.30%	1.56%	5.79%	95%
2022	10.06	0.40	(2.78)	(2.38)	(0.16)	—	(0.16)	7.52	(24.04)	1,108,531	1.36	1.62	4.52	88
2021	9.80	0.40	0.06	0.46	(0.20)	—	(0.20)	10.06	4.71	1,433,739	1.36	1.61	3.87	91
2020	9.93	0.40	(0.45)	(0.05)	(0.08)	—	(0.08)	9.80	(0.53)	1,374,566	1.36	1.61	4.07	95
2019	9.30	0.47	0.32	0.79	(0.16)	—	(0.16)	9.93	8.51	1,483,467	1.36	1.62	4.93	114
Class Y
2023	$7.49	$0.50	$0.51	$1.01	$(0.35)	$—	$(0.35)	$8.15	13.50%	$92,433	1.05%	1.31%	6.08%	95%
2022	10.03	0.42	(2.77)	(2.35)	(0.19)	—	(0.19)	7.49	(23.87)	84,482	1.11	1.37	4.77	88
2021	9.79	0.42	0.07	0.49	(0.25)	—	(0.25)	10.03	4.98	107,402	1.11	1.36	4.12	91
2020	9.92	0.42	(0.45)	(0.03)	(0.10)	—	(0.10)	9.79	(0.33)	98,869	1.11	1.36	4.33	95
2019	9.28	0.50	0.32	0.82	(0.18)	—	(0.18)	9.92	8.84	111,948	1.11	1.37	5.18	114

^	Amount represents less than $0.005.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 5 in Notes to Financial Statements.
**	See Note 5 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. Each Fund’s prospectus provides a description of its investment goal, principal investment strategies and risks. The assets of each Fund are segregated, and a Shareholder's interest is limited to the Fund in which shares are held. The Trust is registered to offer Class F (formerly Class A) and Class Y shares of each of the Funds and Class I shares of the International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all

Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC has appointed a Valuation Committee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together the “Policy”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable Net Asset Value (“NAV”) per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, or in the case of an equity tranche of a CDO/CLO, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Policy until an independent source can be secured. Debt

SEI Institutional International Trust

securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which a Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify SIMC, as Valuation Designee, if it receives such notification from a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Policy provides that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”). However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of a Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Policy.

The Valuation Designee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Valuation Designee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Valuation Designee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Valuation Designee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

The International Equity and Emerging Markets Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2023

International Equity and Emerging Markets Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity and Emerging Markets Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the International Equity or Emerging Markets Equity Funds own securities is closed for one or more days (scheduled or unscheduled) while the Fund is open, and if such securities in a Fund’s portfolio exceed the predetermined confidence interval discussed above, then such Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds’ administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2023, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used

SEI Institutional International Trust

in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes —Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2023, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2023

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2023, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2023, if applicable.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on SOFR (Secured Overnight Financing Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment

SEI Institutional International Trust

portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2023, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds”, are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2023

are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

SEI Institutional International Trust

4. DERIVATIVE CONTRACTS

The following tables show the derivatives categorized by underlying risk exposure. The fair value of derivative instruments as of year end was as follows ($ Thousand):

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2023			Year ended September 30, 2023
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
International Equity Fund
Equity contracts	Unrealized appreciation on futures contracts	$87	*	Unrealized depreciation on futures contracts	$540	*
	Unrealized appreciation on swap contracts	$760	†	Unrealized depreciation on swap contracts	$—	†
Total derivatives not accounted for as hedging instruments		$847			$540

Emerging Markets Equity Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$767	*
Total derivatives not accounted for as hedging instruments		$—			$767

International Fixed Income Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$492	*	Unrealized depreciation on futures contracts	$725	*
	Unrealized appreciation on swaps contracts	64	†	Unrealized depreciation on swaps contracts	—	†
	Unrealized appreciation on swaps contracts	134	†	Unrealized depreciation on swaps contracts	550	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	8,569		Unrealized loss on forward foreign currency contracts	2,056
Total derivatives not accounted for as hedging instruments		$9,259			$3,331

Emerging Markets Debt Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$540	*	Unrealized depreciation on futures contracts	$804	*
	Unrealized appreciation on swaps contracts	111	†	Unrealized depreciation on swaps contracts	755	†
	Unrealized appreciation on swaps contracts	1,662	†	Unrealized depreciation on swa[s contracts	2,235	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	5,213		Unrealized loss on forward foreign currency contracts	5,457
Total derivatives not accounted for as hedging instruments		$7,526			$9,251

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

† Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2023

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2023:

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
International Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		4,583		—		(3,870)		713
Total		$—		$—		$4,583		$—		$(3,870)		$713

Emerging Markets Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		2,103		—		—		2,103
Total		$—		$—		$2,103		$—		$—		$2,103

International Fixed Income Fund	$		$		$		$		$		$
Interest rate contracts		—		—		1,802		—		231		2,033
Foreign exchange contracts		—		—		—		(4,581)		—		(4,581)
Equity contracts		14		—		—		—		—		14
Total		$14		$—		$1,802		$(4,581)		$231		$(2,534)

Emerging Markets Debt Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(2,500)		—		(9,110)		(11,610)
Foreign exchange contracts		—		—		—		2,178		—		2,178
Total		$—		$—		$(2,500)		$2,178		$(9,110)		$(9,432)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
International Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		3,753		—		760		4,513
Total		$—		$—		$3,753		$—		$760		$4,513

Emerging Markets Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		1,385		—		—		1,385
Total		$—		$—		$1,385		$—		$–		$1,385

International Fixed Income Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(1,580)		—		(240)		(1,820)
Foreign exchange contracts		—		—		—		(5,171)		—		(5,171)
Equity contracts		1		—		—		—		—		1
Total		$1		$—		$(1,580)		$(5,171)		$(240)		$(6,990)

Emerging Markets Debt Fund	$		$		$		$		$		$
Interest rate contracts		—		—		738		—		1,157		1,895
Foreign exchange contracts		—		—		—		3,405		—		3,405
Total		$—		$—		$738		$3,405		$1,157		$5,300

SEI Institutional International Trust

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2023

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2023 ($ Thousands):

	Financial Derivatives Assets			Financial Derivatives Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
International Equity Fund	$152	$—	$152	$64	$—	$64
Emerging Markets Equity Fund	—	—	—	—	—	—
International Fixed Income Fund	267	329	596	115	312	427
Emerging Markets Debt Fund	80	5,906	5,986	287	5,629	5,916

Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2023 amounted to $2,344 ($ Thousands) for the International Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2023 amounted to $696 ($ Thousands) for the Emerging Markets Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2023 amounted to $517 ($ Thousands) for the International Fixed Income Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2023 amounted to $5,321 ($ Thousands) for the Emerging Markets Debt Fund.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2023 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
International Equity Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Morgan Stanley	$—	$760	$760	$—	$—	$—	$760	$—	$ 760
Total Over the Counter	$—	$760	$760	$—	$—	$—

	Financial Derivative Assets			Financial Derivative Liabilities
International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Bank of America	$100	$—	$100	$32	$—	$32	$68	$—	$ 68
Barclays PLC	2,760	—	2,760	158	—	158	2,602	—	2,602
BMO	3	—	3	—	—	—	3	—	3
BNP Paribas	1,516	—	1,516	156	—	156	1,360	—	1,360
Brown Brothers Harriman	174	—	174	162	—	162	12	—	12
CIBC	7	—	7	4	—	4	3	—	3
Citigroup	537	—	537	59	—	59	478	—	478
Credit Agricole	19	—	19	8	—	8	11	—	11
Deutsche Bank	—	64	64	—	—	—	64	—	64
Goldman Sachs	94	—	94	80	—	80	14	—	14
HSBC	3	—	3	—	—	—	3	—	3
JPMorgan Chase Bank	2,003	—	2,003	433	—	433	1,570	—	1,570

SEI Institutional International Trust

	Financial Derivative Assets			Financial Derivative Liabilities
International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Merrill Lynch	$29	$—	$29	$—	$—	$—	$29	—	29
Midland Walwyn Capital Inc.	24	—	24	8	—	8	16	—	16
Morgan Stanley	689	—	689	135	—	135	554	—	554
RBC	2	—	2	13	—	13	(11)	—	(11)
RBS	—	—	—	—	—	—	—	—	—
SCB Securities	170	—	170	495	—	495	(325)	—	(325)
State Street	49	—	49	73	—	73	(24)	—	(24)
TD Securities	124	—	124	65	—	65	59	—	59
UBS	219	—	219	175	—	175	44	—	44
Westpac Banking	47	—	47	—	—	—	47	—	47
Total Over the Counter	$8,569	$64	$8,633	$2,056	$—	$2,056

	Financial Derivative Assets			Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Barclays PLC	$447	$—	$447	$149	$—	$149	$298	$—	$298
BNP Paribas	19	—	19	47	—	47	(28)	—	(28)
Citibank	—	51	51	—	—	—	51	—	51
Citigroup	601	—	601	1,262	—	1,262	(661)	—	(661)
Deutsche Bank	—	—	—	22	—	22	(22)	—	(22)
Goldman Sachs	392	24	416	991	499	1,490	(1,074)	970	(104)
JPMorgan Chase Bank	2,229	36	2,265	1,908	222	2,130	135	—	135
Merrill Lynch	15	—	15	—	34	34	(19)	—	(19)
Midland Walwyn Capital Inc.	19	—	19	188	—	188	(169)	—	(169)
Morgan Stanley	256	—	256	382	—	382	(126)	100	(26)
SCB Securities	—	—	—	26	—	26	(26)	—	(26)
Standard Bank	1,224	—	1,224	481	—	481	743	—	743
State Street	11	—	11	1	—	1	10	—	10
Total Over the Counter	$5,213	$111	$5,324	$5,457	$755	$6,212

^ Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

* Excess collateral pledged is not shown for financial reporting purposes.

No securities have been pledged or have been received as collateral for OTC financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2023.

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2023

The following table discloses the average quarterly balances of the Funds’ derivative activity during the year ended September 30, 2023 ($ Thousands):

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Futures Contracts:
Average Notional Balance Long	$47,013	$24,140	$66,202	$66,415
Average Notional Balance Short	–	–	55,141	23,773
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	904,413	644,371
Average Notional Balance Short	–	–	906,363	644,475
Credit Default Swaps:
Average Notional Balance Buy Protection	–	–	2,309	15,086
Average Notional Balance Sell Protection	–	–	2,901	–
Total Return Swaps
Average Notional Balance Long	3,723	–	–	–
Average Notional Balance Short	–	–	–	–
Interest Rate Swaps
Average Notional Balance	–	–	38,675	203,476
Options/Swaptions:
Average Notional Balance Long†	–	–	2	–

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”) is the distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F (formerly Class A) and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The International Equity Fund has also adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F (formerly Class A) and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

SEI Institutional International Trust

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
International Equity Fund
Class F	0.51%	0.25%	—	1.15%
Class I	0.51%	0.25%	0.25%	1.40%
Class Y	0.51%	—	—	0.90%
Emerging Markets Equity Fund*#
Class F	0.85%	0.25%	—	1.46	%**
Class Y	0.85%	—	—	1.21	%**
International Fixed Income Fund
Class F	0.30%	0.25%	—	1.01	%†
Class Y	0.30%	—	—	0.76	%†
Emerging Markets Debt Fund*
Class F	0.65%	0.25%	—	1.11	%‡
Class Y	0.65%	—	—	0.86	%‡

* Prior to July 1, 2023, the advisory fees were 1.05% and 0.85% for Emerging Markets Equity Fund and Emerging Markets Debt Fund, respectively.

# Prior to July 1, 2023, SIMC contractually agreed to waive its advisory fee as necessary to keep the advisory fees paid by the Fund during the fiscal year from exceeding 0.95%. The agreement was terminated with the consent of the Board of Trustees.

**Prior to July 1, 2023, the Emerging Markets Equity Fund did not have a voluntary expense limitation.

† Prior to July 1, 2023, the voluntary expense limitation was 1.02% and 0.77% for International Fixed Income Fund Class F and Y, respectively.

‡ Prior to July 1, 2023, the voluntary expense limitation was 1.36% and 1.11% for Emerging Markets Debt Fund Class F and Y, respectively.

The following is a summary of annual fees payable to the Administrator prior to July 1, 2023:

	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
International Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
International Fixed Income Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Debt Fund	0.450%	0.370%	0.2900%	0.210%	0.130%

Effective July 1, 2023, the annual fees payable to the Administrator are as follows:

	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
International Equity Fund	0.400%	0.340%	0.280%	0.235%	0.200%
Emerging Markets Equity Fund	0.400%	0.340%	0.280%	0.235%	0.200%
International Fixed Income Fund	0.400%	0.340%	0.280%	0.235%	0.200%
Emerging Markets Debt Fund	0.400%	0.340%	0.280%	0.235%	0.200%

Investment Sub-Advisory Agreements — As of September 30, 2023, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

International Equity Fund

Acadian Asset Management LLC

Causeway Capital Management LLC

Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust

Lazard Asset Management LLC

Pzena Investment Management, LLC

WCM Investment Management LLC

Emerging Markets Equity Fund

Aikya Investment Management Limited

JOHCM (USA) Inc.

KBI Global Investors (North America) Ltd.

Qtron Investments LLC

Robeco Institutional Asset Management US Inc.

International Fixed Income Fund

AllianceBernstein L.P.

Colchester Global Investors Limited

Wellington Management Company LLP

Emerging Markets Debt Fund

Colchester Global Investors Limited

Marathon Asset Management, L.P.

Neuberger Berman Investment Advisers LLC

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2023

Ninety One UK Ltd.

Stone Harbor Investment Partners LP, a division of Virtus Fixed Income Advisers, LLC

Under the investment sub-advisory agreements, each sub-adviser receives a fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2023, were as follows ($ Thousands):

Emerging Markets Equity Fund	$37

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2023 can be found on the Statement of Operations and Financial Highlights, if applicable.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund, LP, also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of and during the year ended September 30, 2023, the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the year ended September 30, 2023, were as follows:

	International Equity Fund ($ Thousands)	Emerging Markets Equity Fund ($ Thousands)	International Fixed Income Fund ($ Thousands)	Emerging Markets Debt Fund ($ Thousands)
Purchases
U.S. Government	$—	$—	$8,256	$—
Other	3,344,353	1,342,695	176,683	1,141,763
Sales
U.S. Government	—	—	4,961	11,244
Other	3,916,654	1,426,079	217,259	1,238,119

SEI Institutional International Trust

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

The permanent differences are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, gains and losses on passive foreign investment companies, certain foreign currency related transactions, and reclassification of distributions. The permanent difference that is charged or credited to Pain-In Capital and Distributable Earnings is primarily related to distribution in excess of net investment income.

	Distrubutable Earnings (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
International Fixed Income Fund	$812	$(812)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
International Equity Fund	2023	$69,045	$—	$69,045
	2022	273,801	333,275	607,076
Emerging Markets Equity Fund	2023	29,666	—	29,666
	2022	22,606	147,145	169,751
International Fixed Income Fund	2023	51,577	1,610	53,187
	2022	6,393	5,453	11,846
Emerging Markets Debt Fund	2023	48,046	—	48,046
	2022	24,809	—	24,809

As of September 30, 2023, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
International Equity Fund	$80,039	$—	$(61,705)	$—	$—	$172,853	$—	$191,187
Emerging Markets Equity Fund	22,550	—	(115,070)	(9,152)	—	6,944	(1)	(94,729)
International Fixed Income Fund	—	—	(922)	(14,540)	(22,243)	(72,134)	(1,881)	(111,720)
Emerging Markets Debt Fund	12,468	—	(157,007)	(67,591)	—	(155,784)	(14,740)	(382,654)

Post-October losses represent losses realized on investment transactions from November 1, 2022 through September 30, 2023 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

The Funds have capital losses carried forward as follows:

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2023

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
International Equity Fund	61,705	–	61,705
Emerging Markets Equity Fund	115,070	–	115,070
International Fixed Income Fund	526	396	922
Emerging Markets Debt Fund	112,934	44,073	157,007

For Federal income tax purposes, the cost of securities owned at September 30, 2023, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in derivatives, passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2023, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
International Equity Fund	$3,521,081	$—	$172,853	$172,853
Emerging Markets Equity Fund	1,385,417	173,494	(166,550)	6,944
International Fixed Income Fund	492,924	1,593	(73,727)	(72,134)
Emerging Markets Debt Fund	1,309,546	14,339	(170,123)	(155,784)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its Investment Strategy, a Fund may have one of more of the following principal risks:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Funds acquire.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of a Fund’s investments in active positions in currencies and securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund’s active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be

SEI Institutional International Trust

different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value of liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds’ actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Funds.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and

SEI Institutional International Trust

NOTES TO FINANCIAL STATEMENTS (Concluded)

September 30, 2023

foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan which could give rise to loss because of adverse market actions expenses and/or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund, LP (“Liquidity Fund”) and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2023 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
International Equity Fund	$6,663	$6,663	$—
Emerging Markets Equity Fund	2,053	2,053	—
Emerging Markets Debt Fund	13,497	13,497	—

(1) Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2023, SPTC held of record the following:

Fund	Class F	Class I	Class Y
International Equity Fund	96.43%	0.37%	54.75%
Emerging Markets Equity Fund	96.39%	—%	63.87%
International Fixed Income Fund	97.96%	—%	98.67%
Emerging Markets Debt Fund	97.93%	—%	69.28%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

11. REGULATORY MATTERS

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (composed of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, to replace U.S. dollar LIBOR. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, the Adjustable Interest Rate Act was signed into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. As of July 1, 2023 and continuing through September 30, 2024, U.K. Financial Conduct Authority has permitted the publishing 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts. Transitioning away from LIBOR may affect the value, liquidity or return of an investment or result in administrative costs or delays.

SEI Institutional International Trust

12. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2023.

SEI Institutional International Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees SEI Institutional International Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Institutional International Trust, comprised of International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund (collectively, the Funds), including the schedules of investments, as of September 30, 2023, the related statements of operations the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodians, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania November 28, 2023

SEI Institutional International Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2023.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	97

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 83 yrs. old	Trustee*	since 1988	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003). Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	97

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional International Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	97

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	97

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 80 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	97

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	97

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 72 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	97

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	97

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	91

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional International Trust

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

				N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 43 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 55 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Donald Duncan One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2023

Anti-Money Laundering Compliance Officer and Privacy Officer of SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds since 2023. Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

				N/A	N/A

SEI Institutional International Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional International Trust

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2023

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period April 1, 2023 to September 30, 2023.

The table on this page illustrates your fund’s costs in two ways:

●    Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

●    Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
Class F	$1,000.00	$991.80	1.10%	$5.49
Class I	1,000.00	990.90	1.35	6.74
Class Y	1,000.00	993.60	0.85	4.25
Hypothetical 5% Return
Class F	$1,000.00	$1,019.55	1.10%	$5.57
Class I	1,000.00	1,018.30	1.35	6.83
Class Y	1,000.00	1,020.81	0.85	4.31
Emerging Markets Equity Fund
Actual Fund Return
Class F	$1,000.00	$970.20	1.62%	$8.00
Class Y	1,000.00	971.20	1.36	6.72
Hypothetical 5% Return
Class F	$1,000.00	$1,016.95	1.62%	$8.19
Class Y	1,000.00	1,018.25	1.36	6.88

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period *
International Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$986.80	1.02%	$5.08
Class Y	1,000.00	989.20	0.77	3.84
Hypothetical 5% Return
Class F	$1,000.00	$1,019.96	1.02%	$5.16
Class Y	1,000.00	1,021.21	0.77	3.90
Emerging Markets Debt Fund
Actual Fund Return
Class F	$1,000.00	$1,002.60	1.24%	$6.23
Class Y	1,000.00	1,003.90	0.99	4.97
Hypothetical 5% Return
Class F	$1,000.00	$1,018.85	1.24%	$6.28
Class Y	1,000.00	1,020.11	0.99	5.01

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

September 30, 2023

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 20-22, 2023 the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2022 calendar year. The SIMC Liquidity Risk Oversight Committee reported one liquidity event that occurred in January 2022 in connection with an extended market closure due to a Chinese holiday, which caused the SIT Emerging Markets Equity Fund to exceed temporarily the 15% limit on illiquid securities. The SIT Emerging Markets Equity Fund was under the 15% limitation on the sixth day, and there was no impact on the Fund’s ability to timely meet redemptions. There were no other reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee further noted that additional monitoring processes have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional International Trust

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve or renew an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve or renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance

SEI Institutional International Trust

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At a meeting held on June 12-14, 2023, the Board approved a reduction in contractual investment advisory fees and contractual administration fees for the Emerging Markets Equity Fund and Emerging Markets Debt Fund and, relatedly, approved the termination of the Emerging Markets Equity Fund’s contractual waiver, all of which went into effect as of July 1, 2023.

At the March 20-22, 2023 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 5-7, 2022, March 20-22, 2023, June 12-14, 2023, and September 11-13, 2023. In each case, the Board’s approval or renewal was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the approval or renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support the renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support the approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC

SEI Institutional International Trust

and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval or renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported the approval or renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional International Trust

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a September 30, 2023, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2023, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2023, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)
International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	82.99%	0.00%	0.00%	0.00%
International Fixed Income Fund	0.00%	3.07%	96.93%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2023, the amount of foreign source income and foreign tax credit are as follows (Thousands):

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$86,656	$10,150
Emerging Markets Equity	35,105	8,260

(1) “Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2) “Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3) “U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust

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SEI INSTITUTIONAL INTERNATIONAL TRUST / ANNUAL REPORT / SEPTEMBER 30, 2023

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President and Secretary

David F. McCann

Vice President and Assistant Secretary

Katherine Mason

Vice President and Assistant Secretary

Stephen G. MacRae

Vice President

Donald Duncan

Anti-Money Laundering Compliance Officer

and Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-018 (9/23)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2023			Fiscal Year 2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$226,580	$0	N/A	$211,080	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$354,196	$0	$0	$332,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1)  The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)  Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2023	Fiscal Year 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)      Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2023 and 2022 were $354,196 and $332,500, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, and an attestation report in accordance with Rule 17Ad-13.

(h)      During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)       Not Applicable.

(j)       Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2023

By:	/s/ Glenn R. Kurdziel
Glenn R. Kurdziel
Controller & CFO

Date: December 8, 2023